As filed with the Securities and Exchange Commission on September 16, 2011

Securities Act File No. 333-174895

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

(Check appropriate box or boxes)

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

Hercules Clean Technology Capital, Inc.

(Exact name of Registrant as specified in charter)

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (650) 289-3060

Manuel A. Henriquez

Chief Executive Officer

Hercules Clean Technology Capital, Inc.

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

(Name and address of agent for service)

COPIES TO:

Cynthia M. Krus, Esq.	Vasiliki B. Tsaganos, Esq.
Sutherland Asbill & Brennan LLP	Stuart H. Gelfond, Esq.
1275 Pennsylvania Avenue, N.W	Fried, Frank, Harris, Shriver & Jacobson LLP
Washington, DC 20004	801 17th Street, N.W.
Washington, DC 20006

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):  ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)
Common Stock, $0.001 par value per share	75,000 shares	$1,125,000	$130.61

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	Includes the underwriter’s option to purchase additional shares.
(3)	Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Securities and Exchange Commission declares our registration statement effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted

(Subject to Completion)

Preliminary Prospectus, dated                     , 2011

Shares

Hercules Clean Technology Capital, Inc.

Common Stock

Hercules Clean Technology Capital, Inc., or Hercules Cleantech, is a specialty finance company formed for the purpose of lending to, and investing in, privately-held and select publicly-traded clean technology or clean technology-related companies, to which we refer generally as Cleantech companies. Cleantech companies provide a diverse range of products, technologies, services and processes designed to harness renewable energy and materials, eliminate emissions and waste, reduce the use of natural resources and otherwise reduce mankind’s impact on the environment. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments.

We will be a newly-organized, externally-managed, non-diversified closed-end management investment company. We intend to file an election to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act. In addition, for federal income tax purposes, we intend to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, to which we refer as the Code.

Our investment strategy will be to provide capital to Cleantech companies, primarily in the form of structured debt financing, also known as venture debt, in order to fund product commercialization, growth capital, capital expenditures and strategic acquisitions, among other things. Our primary focus will be on Cleantech companies that satisfy our investment criteria and are principally located throughout the United States. The Cleantech sectors in which we plan to invest will be determined by many factors, including but not limited to venture capital investment trends, size of the end market opportunities, maturity of the applicable technologies, quality of investment deal flow, portfolio composition, governmental regulations and the availability of governmental subsidies, grants and loan guarantees for our portfolio companies’ markets.

Our investment activities will be managed by Olympus Advisers, LLC, to which we refer as Olympus Advisers or the Investment Adviser. The Investment Adviser will be managed by investment professionals who are also members of the management team of Hercules Technology Growth Capital, Inc., or Hercules Technology, a publicly-traded business development company (NASDAQ: HTGC). We will be supervised by our board of directors, to which we refer as the Board, a majority of whom will not be considered “interested persons” of Hercules Cleantech under the 1940 Act. Hercules Technology will provide the administrative services necessary for us to operate. We believe that our ability to leverage the investment management and administrative support platforms of Olympus Advisers and Hercules Technology, respectively, will enable us to operate more efficiently and with lower overhead costs than many similar funds that invest in Cleantech companies.

This is our initial public offering and our shares of common stock have no history of public trading. We currently expect that the initial public offering price of our common stock will be $             per share. We have applied to have our common stock approved for listing on the Nasdaq Global Select Market under the symbol “HCTC.”

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. The information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 or by telephone calling collect at (650) 289-3060 or on our website at www.xxx.com. The SEC also maintains a website at www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider the information contained on our website to be part of this prospectus.

An investment in our common stock may be speculative and involves risks, including a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 24 to read about risks that you should consider before investing in our common stock, including the risk of leverage.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares of common stock trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. Assuming an initial public offering price of $             per share, purchasers in this offering will experience immediate dilution of approximately $             per share. See “Dilution” for more information. In addition, we may offer shares of common stock at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Summary Financing.”

	Per share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds, before expenses, to us(1)	$	$

(1)	All expenses of the offering, including the sales load, will be borne by us. We estimate that we will incur approximately $ in expenses in connection with this offering. Stockholders will indirectly bear such expenses as investors in Hercules Clean Technology Capital, Inc.

The underwriters have a 30-day option to purchase up to             additional shares of common stock at the public offering price less the sales load to cover over-allotments, if any. If the underwriters exercise this option in full, the total public offering price will be $            , the total sales load will be $             and the total proceeds to us, before expenses, will be $            .

The underwriters are offering the common stock as set forth in “Underwriting.” The underwriters expect to deliver the shares against payment on or about                     , 2011.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Stifel Nicolaus Weisel	Baird	RBC Capital Markets	Macquarie Capital

The date of this prospectus is                     , 2011

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any shares of common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of Hercules Cleantech have not changed since the date hereof. This prospectus will be updated to reflect material changes.

Statistical and market data used in this prospectus has been obtained from governmental and/or independent industry resources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See “Forward-Looking Statements.”

SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referenced in this prospectus, together with any accompanying supplements. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules Clean Technology Capital,” “Hercules Cleantech,” “we,” “us” and “our” refer to Hercules Clean Technology Capital, Inc. and our wholly-owned subsidiaries; and “Olympus Advisers” or “Investment Adviser” refers to Olympus Advisers, LLC. “Hercules Technology Growth Capital” or “Hercules Technology” refers to Hercules Technology Growth Capital, Inc.

About Hercules Clean Technology Capital

Hercules Clean Technology Capital, Inc., or Hercules Cleantech, is a specialty finance company formed for the purpose of lending to, and investing in, privately-held and select publicly-traded clean technology and clean technology-related companies, to which we refer generally as Cleantech companies. Cleantech companies provide a diverse range of products, technologies, services and processes designed to harness renewable energy and materials, eliminate emissions and waste, reduce the use of natural resources and otherwise reduce mankind’s impact on the environment. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments.

We plan to invest primarily in Cleantech companies that are backed by financial sponsors, or Sponsors, including venture capital firms and private equity funds, with whom we will collaborate in order to provide flexible financing solutions for their Cleantech portfolio companies consistent with our investment strategy. We intend to focus our investments in privately-held and select publicly-traded clean technology or clean technology-related companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in such businesses as provided under the Investment Company Act of 1940, or the 1940 Act. Our goal is to become one of the leading providers of capital to Cleantech companies whose need for sophisticated and customized debt financing solutions is not being adequately addressed by traditional commercial lenders. We believe that, following this offering, we will be the largest Cleantech-focused specialty finance lender, which may provide us with a competitive advantage in the market.

Our investment strategy will be to provide capital to Cleantech companies, primarily in the form of structured debt financing, also known as venture debt, in order to fund product commercialization, growth capital, capital expenditures and strategic acquisitions, among other things. Our primary focus will be on Cleantech companies that satisfy our investment criteria and are principally located throughout the United States. The Cleantech sectors in which we plan to invest will be determined by many factors, including but not limited to venture capital investment trends, size of the end market opportunities, maturity of the applicable technologies, quality of investment deal flow, portfolio composition, governmental regulations and the availability of governmental subsidies, grants and loan guarantees for our portfolio companies’ markets. Our Investment Adviser has identified, through existing Sponsor relationships,              potential investment opportunities with aggregate principal balances totaling more than $             as of                     , 2011, substantially all of which we believe will satisfy our investment criteria.

Our investment activities will be managed by Olympus Advisers, LLC, also referred to as Olympus Advisers or the Investment Adviser. The Investment Adviser will be managed by investment professionals who are also members of the management team of Hercules Technology Growth Capital, Inc., or Hercules Technology, a publicly-traded business development company (NASDAQ: HTGC). We will be supervised by the members of our board of directors, or our Board, a majority of whom will not be considered “interested persons” of Hercules Cleantech under the 1940 Act. Hercules Technology will provide the administrative services necessary for us to operate. We believe that our ability to leverage the investment management and administrative support platforms of our Investment Adviser and Hercules Technology, respectively, will enable us to operate more efficiently and with lower overhead costs than many similar funds that invest in Cleantech companies.

We expect that the size of our investments will typically range between $5.0 million and $40.0 million, with an anticipated average investment over time of approximately $25.0 million. We will generally seek to invest in companies that anticipate generating revenues within 24 to 48 months of our investment, although we may invest in companies that are generating revenues at the time of our investment or expect to do so at or shortly following the time of our investment. In addition, we generally intend to require that, in addition to having sufficient capital to support leverage, a prospective portfolio company either have sufficient cash on its balance sheet to fully amortize its debt following our investment or demonstrate an operating plan capable of generating cash flows, or be capable of raising the additional capital, necessary to cover the company’s operating expenses and debt service for the 9 to 12 month period following our investment. However, we expect that the majority of the companies in which we invest will be cash flow negative at the time of our investment and will require additional equity capital from their respective Sponsors or financial support from other sources, such as government grants, in order to service their debt obligations to us and continue their operations. In some cases, a portfolio company’s ability to obtain additional capital may be conditioned upon the achievement of certain developmental milestones or the continuation of a particular governmental program.

We intend to obtain liens on available assets of many of the Cleantech companies in which we invest. These assets may include intellectual property but will exclude any tangible assets pledged to secure debt from other lenders, if any. Alternatively, in lieu of obtaining an affirmative pledge of a portfolio company’s intellectual property, we may obtain a “negative pledge” of such intellectual property (which will restrict the portfolio company from pledging the intellectual property to any other party), coupled with a first priority security interest in the proceeds of such intellectual property (e.g., licensing fees, royalties or other sale proceeds). In addition to the expected continued financial support of the relevant Sponsors, who typically have a strong interest (and, in some cases, a contractual obligation) to provide continued financial support to their portfolio companies, we expect that liens on the assets of our portfolio companies will provide us with an additional layer of protection on our investments.

We intend to invest in privately-held and select publicly-traded companies. We may not invest in public companies with an aggregate market value of outstanding voting and non-voting common equity of more than $250 million unless, at the time of and after giving effect to such investment, at least 70% of our total assets are qualifying assets. See “Regulation.”

We will be a newly-organized, externally-managed, non-diversified closed-end management investment company. We intend to file an election to be regulated as a business development company under the 1940 Act. In addition, for federal income tax purposes, we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, to which we refer as the Code.

About Olympus Advisers, LLC

Olympus Advisers will serve as our investment adviser and manage our investments. The Investment Adviser is a newly formed investment adviser that will be registered under the Investment Advisers Act of 1940, or the Advisers Act. Under our investment advisory agreement with the Investment Adviser, we will agree to pay the Investment Adviser an annual base management fee based on our gross assets (temporarily reduced during the one-year period immediately following the completion of this offering), as well as a two-part incentive fee designed to compensate the Investment Adviser based solely on performance. See “Portfolio Management,” “Investment Advisory Agreement” and “Risk Factors—Risks Relating to our Business and Structure.”

Our Investment Adviser is an affiliate of Hercules Technology, one of the nation’s leading providers of debt and equity growth capital to technology-related companies at all stages of development, including Cleantech, life sciences and select lower middle-market companies backed by select Sponsors. Our Investment Adviser is controlled by Manuel A. Henriquez, our Chairman, President and Chief Executive Officer. The Investment Adviser will be run by investment professionals who are also currently members of the management team of Hercules Technology including Todd Jaquez-Fissori, Brad Pritchard, Tim McDonough, Samir Bhaumik,

Parag Shah and Scott Bluestein. Hercules Technology was co-founded by Manuel A. Henriquez, who currently serves as its Chairman, President and Chief Executive Officer. Since its founding in 2004 through June 30, 2011, Hercules Technology has made over $2.4 billion in commitments to more than 170 portfolio companies, with realized losses net of warrant and equity gains of approximately $47.8 million. The investment focus of Hercules Cleantech is intended to be different from that of Hercules Technology. See “Business—Differences Between Our Focus and the Focus of Hercules Technology.” However, we expect to benefit from the ability of our Investment Adviser’s investment professionals to identify attractive investment opportunities, conduct due diligence on and evaluate prospective investments, negotiate investments and manage a portfolio of those investments.

The chart below outlines the relationship among Hercules Cleantech, Hercules Technology and our Investment Adviser:

We intend to enter into an administration agreement, or Administration Agreement, with Hercules Technology pursuant to which Hercules Technology will serve as our administrator, or Administrator, and will, among other things, lease office space to us and provide us with equipment, office services and the services of certain personnel, including the management team of Hercules Technology, and provide our Investment Adviser with access to our Administrator’s database of industry contacts and other information. See “Administration Agreement.”

Our Market Opportunity

Cleantech

We define Cleantech to include privately-held and publicly-traded clean technology and clean technology-related companies. Cleantech companies provide a diverse range of products, technologies, services and processes designed, among other things, to harness renewable energy, eliminate emissions and waste and/or reduce the use of natural resources. While we use the term “Cleantech,” there are various terms used to describe Cleantech companies and the types of products and services they provide, such as “greentech,” “alternative energy,” “renewables,” “renewable energy,” “sustainable technologies,” “environmental technologies,” “clean energy,” “green energy” and “resource optimization,” among others. Regardless of the term, these companies generally use innovative technology, processes and business models in order to reduce the impact on the environment, while at the same time providing ways to improve operational performance, productivity and efficiency, such as through reduced costs, decreased use of natural resources and/or the production of less waste.

We believe that the rapid growth of Cleantech and the specific capital needs of Cleantech companies call for a new, dedicated financing solution that will provide capital to Cleantech businesses. Our goal is to become one of the leading providers of capital to Cleantech companies whose needs for sophisticated and customized financing solutions are not currently adequately addressed by traditional commercial lenders.

The market for products and services provided by Cleantech companies spans many industries and sectors. Although these markets are continually evolving, we view the following as the primary Cleantech sectors: Energy Generation, Energy Efficiency and Management, Storage, Transportation, Carbon, Water, Agriculture, Recycling and Waste, Advanced Materials and Technology.

The Cleantech sectors in which we plan to invest will be determined by many factors, including but not limited to venture capital investment trends, size of the end market opportunities, maturity of the applicable technologies, quality of investment deal flow, portfolio composition, governmental regulations and the availability of governmental subsidies, grants and loan guarantees for our portfolio companies’ markets.

Cleantech Lending Market Opportunity

The growth of the market for Cleantech products and services is supported by a number of factors and trends, including energy security, energy independence, rising energy prices, climate change and emissions concerns, aging infrastructure and government regulation, incentives and governmental subsidies, among others. Venture capital firms have been an active source of equity financing for early- and growth-stage Cleantech companies, with many established venture capital firms forming Cleantech-focused funds and many single-focused venture capital firms investing solely in Cleantech companies.

According to the Cleantech Group, an independent research firm and leading provider of Cleantech market intelligence and research data, there were 423 investors that participated in at least one Cleantech-related venture deal in North America in 2010. Because many venture capital investments involve equity financing, we believe that our focus on meeting the demand of Cleantech companies for structured debt financing will offer benefits that are distinct from, but complementary to, venture capital investments. We believe that a significant portion of venture capital investment in Cleantech can be complemented by structured debt financing.

However, despite the size of this market and its projected growth, we believe that very few banks and specialty finance companies focus on venture lending generally, and that even fewer focus on venture lending to Cleantech companies specifically. As a result, we believe that the market for providing structured debt capital to Cleantech companies is currently underserved and we expect less competition for financing Cleantech companies than for financing non-Cleantech companies. In this regard, lenders that have remained active in the Cleantech market have, to date, benefited from a broad re-pricing of risk, rationalization of leverage levels and negotiation of generally more favorable deal terms in comparison to lending in other markets.

We believe that the current investing environment will provide us with attractive opportunities to both grow our portfolio with favorable risk-adjusted returns and build our reputation as a reliable lender to growth-oriented Cleantech companies. In addition, we believe that the number of attractive lending opportunities will increase along with overall growth of Cleantech, as well as increased venture capital awareness of, and investment in, Cleantech companies.

We believe that Cleantech companies present us with attractive lending opportunities and we expect that the following factors, among others, will help us to continue to build a robust pipeline of investment opportunities in Cleantech companies:

•	The significant expansion of Cleantech is expected to increase demand for financing solutions for Cleantech companies.
•	Many Cleantech companies are highly capital intensive and require significant expansion capital.

•	Cleantech companies have been underserved by traditional lending sources.
•	Recent credit market dislocation has created an opportunity for more attractive risk-adjusted returns for venture debt investing in Cleantech companies.
•	We believe that there will be a strong demand for debt capital providers able to meet the specific needs of Sponsor-backed Cleantech companies.
•	There are considerable barriers to entry in the Cleantech venture lending business.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

•

Focus on underserved Cleantech companies. Cleantech companies are generally privately-held and are less well-known to traditional lenders, including finance companies and commercial and investment banks. We believe that many viable Cleantech companies have been unable to obtain sufficient growth financing from such traditional lenders due primarily to the ongoing credit market dislocation, Cleantech companies’ significant need for capital and high cash utilization rate, consolidation of traditional lenders and the adoption by traditional lenders of a more risk-averse approach to lending. Moreover, we believe that broad-based consolidation in the financial services industry, coupled with operating margin and growth pressures, have caused financial institutions to de-emphasize services to Cleantech companies in favor of larger corporate clients and capital market transactions.

•

Leverage the experience and industry relationships of our Investment Adviser and its investment professionals. We plan to concentrate our investing activities generally in Cleantech sectors in which our Investment Adviser and its investment professionals have direct investment experience. These sectors include Energy Generation, Energy Efficiency and Management, Storage, Transportation, Carbon, Water, Agriculture, Recycling and Waste, Advanced Materials and Technology. The Investment Adviser’s investment professionals have extensive experience as Sponsors, commercial lenders and originators of senior and mezzanine debt and equity investments in technology-related companies, including a number of Cleantech companies, as well as operational, research and development and finance experience with Cleantech companies. We intend to build upon that experience in order to identify attractive investment opportunities in these companies, determine the value of the tangible and intangible assets held by such companies, evaluate their business prospects and operating characteristics and, ultimately, negotiate investments in these companies. In addition, our Investment Adviser has established contacts with leading Sponsors, publicly-traded and privately-held Cleantech companies, research institutions, other Cleantech-related participants and, to a lesser extent, unsponsored Cleantech companies, which we believe will enable it to identify and attract well-positioned prospective portfolio companies. Our strategy will include an intensive and proactive sourcing of transactions by our Investment Adviser.

•

Provide financing complementary to Sponsors’ capital. Our primary channel for sourcing our investments in Cleantech companies will be through Sponsors with whom the Investment Adviser or its investment professionals have long-standing relationships. Our Investment Adviser will also strive to develop new relationships with referral sources and equity Sponsors. With respect to both existing and new relationships, our goal is to collaborate with Sponsors in the transaction in order to create viable and mutually beneficial solutions rather than simply providing debt capital to leverage their returns. We expect to offer a broad range of investment structures and believe that our Investment Adviser possesses the necessary and relevant expertise and experience to effectively structure and price investments in our portfolio companies. Because Sponsors typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complementary source of less dilutive capital, both by the portfolio companies and their Sponsors. In addition, we believe that many Sponsors will encourage their portfolio companies to use debt financing for a portion of their capital needs in order to potentially accelerate product commercialization, enhance equity returns while minimizing equity dilution and increase valuations prior to a liquidity event.

•

Structure our investments to achieve attractive risk-adjusted returns and mitigate risk of principal loss. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, (such as due diligence, facility or other fees payable by borrowers) as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, senior collateral lien positions, relatively short maturities, security interests in the tangible and intangible assets of our portfolio companies, continued support from a Sponsor firm at the time we make our investment and, where appropriate, various covenants and conditions, including a requirement that the prospective portfolio company have a specified amount of available cash at the time of our investment.

•

Apply rigorous underwriting policies and proactive portfolio management. Our Investment Adviser intends to implement the same proven underwriting policies to be followed in each transaction as those utilized by Hercules Technology. These policies will include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team, operating discipline, growth potential and industry fundamentals, which will allow us to better assess the potential portfolio company’s prospects. After investing in a portfolio company, we will monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. In addition, in some cases we expect to utilize financial and non-financial covenants to track and monitor our portfolio companies on a monthly and quarterly basis. We believe that our initial and ongoing portfolio review process will allow us to effectively monitor the performance and prospects of our portfolio companies.

•

Focus on preservation of capital and mitigation of risk. Capital preservation is fundamental to our investment strategy and process. We intend to focus primarily on investing in debt of companies with conservative capital structures, as demonstrated by modest loan-to-enterprise values. In connection with the foregoing, we will seek to structure our investments so that they include a lien on available assets, which may include intellectual property (or a negative pledge of intellectual property, coupled with a first priority security interest on the proceeds from such intellectual property), as well as certain covenants that must be satisfied by the borrowers on an ongoing basis. Additionally, we expect that many of our investments will include warrants and/or premium payments or other end of loan term payments (i.e., back-end fees). We believe that this structure should facilitate obtaining attractive risk-adjusted returns through current income and capital appreciation, while potentially lowering the risk profile of our investments.

Our Competitive Advantages

We believe that we are well positioned to become one of the leading providers of sophisticated and customized financing solutions to Cleantech companies in our target market for the following reasons:

•

Highly experienced management. Our Investment Adviser will be managed by investment professionals who are also members of the management team of Hercules Technology. These investment professionals have extensive experience lending to, and investing in, Cleantech, technology, life sciences and healthcare-related companies. Additionally, our Investment Adviser’s investment professionals have direct experience managing, investing on behalf of and working within the structure of a business development company.

•

Dedicated provider of alternative, but complementary, financing to Cleantech companies. We believe that our structure as a business development company, our focused investment strategy, the experience of our Investment Adviser’s investment professionals investing in Cleantech companies and their ability to provide ongoing management support and guidance will position us as an attractive alternative to more traditional, and less flexible, financing options. In addition, we believe our ability to collaborate with Sponsors of Cleantech companies will allow us to provide debt financing solutions that are complementary to Sponsors’ equity capital.

•

National origination platform focused on Sponsors within our target market. Our Investment Adviser and its investment professionals have deep and diverse national origination relationships in the Sponsor markets as well as relationships with various deal intermediaries, such as investment bankers, venture capitalists, private equity managers, commercial bankers, lawyers, accountants and business brokers. In addition, we expect to benefit from the reputation of our Investment Adviser’s investment professionals, from their track record of closing deals and from their access to Hercules Technology’s proprietary and comprehensive relationship management database system, which tracks various aspects of the investment process, including sourcing, originations, transaction monitoring and post-investment performance.

•

Highly customizable financing solutions designed to meet our target markets needs. Unlike many of our competitors, who only invest in companies that fit a specific set of investment parameters, we expect to have the flexibility to structure and customize our investments to suit the particular needs of our portfolio companies. We will offer customized financing solutions ranging from senior debt to equity capital, with a focus on debt with back-end fees and/or warrants.

•

Robust deal flow and pipeline from long-term relationships. Our Investment Adviser has identified                      potential investment opportunities, with aggregate principal balances totaling more than $         as of                     , 2011, substantially all of which we believe will satisfy our investment criteria. There can be no assurance that we will make any of these investments.

•

Disciplined investment process and regimented credit monitoring. We intend to utilize the proven investment process of our Investment Adviser’s investment professionals. Following each investment we intend to subject our portfolio investments to a regimented credit monitoring infrastructure to observe developments in our borrower’s business. We believe that this approach will enable our Investment Adviser to identify problems early and assist borrowers before they face difficult liquidity constraints.

•

Capital structure and status as a corporation. We believe that our structure as a corporation will enable us to be a long-term partner for our portfolio companies and Sponsor relationships. In addition, because of our access to the public equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds.

Prospective Portfolio Companies

Following the completion of this offering, we intend to make investments in a number of potential portfolio companies that our Investment Adviser has identified as satisfying our investment criteria. Specifically, our Investment Adviser has identified potential investment opportunities, with aggregate principal balances totaling more than $             as of                     , 2011, substantially all of which we believe will satisfy our investment criteria. The consummation of each of our investments will depend upon satisfactory completion of our due diligence investigation of the prospective portfolio companies, our confirmation and acceptance of the investment terms, acceptable structure and financial covenants, the execution and delivery of final binding agreements in forms mutually satisfactory to the parties, the absence of any material adverse change and the receipt of any necessary consents. Based on the foregoing factors, there can be no assurance that we will make any of these investments.

We anticipate that, over time, our investment portfolio will consist primarily of debt investments in Cleantech companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in such businesses as provided under the 1940 Act. However, we may from time to time invest up to 20% of our assets opportunistically in other types of investments to enhance returns to stockholders.

We have applied to receive exemptive relief from the SEC in order to co-invest with Hercules Technology in the future. There can be no assurance that the SEC would grant such relief or, if such relief is granted, what the timing of such relief would be or what conditions would be placed on such relief. If we receive the necessary co-investment exemptive relief from the SEC as we have requested it, Hercules Technology would be given the option to co-invest with us up to 33% of the investment value of each of our prospective investments, but not to exceed $15 million per investment. Our ability to invest in such investments will be independent of Hercules Technology’s willingness or ability to co-invest with us, and if Hercules Technology for whatever reason is unable, or is unwilling, to co-invest in any such investment, we may choose, subject to applicable regulatory and other conditions, to acquire 100% of the relevant investment.

Exemptive Relief

As a business development company, we generally will not be permitted to make any co-investments with our Investment Adviser or its affiliates without an exemptive order from the SEC unless the investment transaction involves no negotiation of material terms other than price. Because Hercules Technology may be considered an affiliate of our Investment Adviser, we have applied to the SEC for exemptive relief to permit us to co-invest with Hercules Technology on an ongoing basis. There can be no assurance that the SEC will grant such relief or, if such relief is granted, what the timing of such relief will be or what conditions would be placed on such relief. See “Business—Conflicts of Interest Policy,” “Business—Exemptive Relief” and “Certain Relationships and Related Transactions.”

Conflicts of Interest Policy

Because of the relationship between Hercules Cleantech and Hercules Technology, we will be exposed to risks related to certain conflicts of interest between us and Hercules Technology. In order to address these risks, Hercules Cleantech and Hercules Technology will adopt a Conflicts of Interest Policy. Not all conflicts of interest can be expected to be resolved in our favor. See “Business—Exemptive Relief” and “—Conflicts of Interest Policy,” “Certain Relationships and Related Transactions” and “Risk Factors—Risks Relating to our Business and Structure.”

Hercules Technology focuses primarily on technology-related companies, including Cleantech, life sciences and select lower middle-market companies backed by venture capital and private equity firms and may also finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. The investment focus of Hercules Technology will generally be different from ours, as highlighted in the table below. Nevertheless, it is possible that new investment opportunities that satisfy our investment criteria may come to the attention of our Investment Adviser’s investment professionals in connection with their work at Hercules Technology and, if so, such opportunities might not be offered, or otherwise made available, to us. In order to address these risks, both we and Hercules Technology will adopt guidelines governing the allocation of investment opportunities in view of these potential conflicts of interest. Our executive officers, directors and Investment Adviser intend to address any potential conflicts in an equitable manner consistent with their applicable duties under law.

In general, our Conflicts of Interest Policy will provide that Hercules Cleantech and Hercules Technology will be allocated investments that would not be appropriate for the other. Such factors may include each company’s respective regulatory or tax structures, then current investment portfolios, or availability of capital. Given that we are generally not permitted to make any co-investments with our Investment Adviser or its affiliates without an exemptive order from the SEC, prior to the issuance of our requested exemptive relief from the SEC, our Conflicts of Interest Policy will dictate that investments that would otherwise be appropriate for both Hercules Cleantech and Hercules Technology will generally be allocated on an alternating basis, to the extent appropriate in the circumstances, to either Hercules Cleantech or Hercules Technology, with the ultimate goal of allocating to each of Hercules Cleantech and Hercules Technology the same aggregate proportional amount of Cleantech investment opportunities.

We will also adopt a Code of Ethics which will apply to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director, investment professional and employee of Hercules Cleantech and our Investment Adviser, as applicable. Our Code of Ethics will require that all officers, directors, investment professionals and employees avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Hercules Technology has also adopted its own code of ethics.

See “Certain Relationships and Related Transactions” and “Risk Factors—Risks Relating to our Business and Structure.”

Differences Between Our Focus and the Focus of Hercules Technology

Although there may be overlap in certain Cleantech investments, our investment focus is intended to be different from that of Hercules Technology. Hercules Technology targets investments in portfolio companies with revenues ranging up to $25.0 million (such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates the generation of revenues within 24 to 48 months) and generally makes debt investments in portfolio companies ranging from $1.0 million to $30.0 million. During the quarter ended June 30, 2011, the average investment size for Hercules Technology was approximately $7.0 million. Hercules Cleantech intends to target investments in portfolio companies with revenues ranging up to $200.0 million (Hercules Cleantech anticipates that such entities will typically have no revenue at the time of investment, but may have government loan proceeds, government grants and non-recurring revenues from corporate partners to assist in product or service commercialization) and expects that the size of its investments will typically range between $5.0 million and $40.0 million. Because typically the nature of investments in Cleantech companies are larger in size, co-investment by Hercules Technology and Hercules Cleantech will allow Hercules Technology to maintain its typical investment sizing and have a more diversified portfolio of technology-related companies while allowing Hercules Cleantech to focus on Cleantech investments and participate in the larger size of investments common in the Cleantech industry.

The following table highlights the principal differences between Hercules Cleantech and Hercules Technology:

	Hercules Technology	Hercules Cleantech
Sponsors	• Venture capital firms (primary) • Select private equity funds	Sponsors dedicated to or focused on Cleantech companies, including: • Venture capital firms (primary) • Private equity firms • Government agencies • Corporate strategic investors

Industry Focus	Technology-related industries, including Cleantech, life sciences and select lower middle-market companies.	Exclusively Cleantech

Target Revenue (at time of investment)	$0 to $25 million (such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 to 48 months)

$0 to $200 million

(typically no revenue at initial investment, however may have government loan proceeds, government grants and non-recurring revenues from corporate partners to assist product or service commercialization)

Product Development Risk	High product development risk (early in the product development cycle)	Declining product development risk (later in the product development cycle)—generally entering into a pilot/demo program or early stages of commercialization

EBITDA	• Generally no EBITDA (focus on EBITDA positive in lower middle-market companies) • Cash flow negative • Companies beyond the seed stage of development	• Generally no EBITDA • Cash flow negative • Pre-commercialization stage companies

	Hercules Technology	Hercules Cleantech
Company Lifecycle Focus

• Emerging growth (initial product launch; sales and marketing risk)

• Expansion stage companies (private companies following or in connection with a subsequent institutional round of equity financing)

• Established stage companies (private companies in their later rounds of financing and certain public companies)

• Emerging growth (initial product launch; sales and marketing risk)

• Expansion stage companies (private companies following or in connection with a subsequent institutional round of equity financing)

• Established stage companies (private companies in their later rounds of financing and certain public companies)

Typical Investment Size	$1 to $30 million	$5 to $40 million

Typical Use of Proceeds	Primarily product development capital and general working capital purposes such as to fund operating losses and growth capital	Product development, expansion, growth capital and product commercialization

Government Grants or Guarantees	Typically, none	Generally may include grants, tax concessions or loan guarantees from federal and/or local governments

Public / Private Target Focus	Primarily venture capital and private equity supported companies and select public companies	Primarily private Sponsor-backed companies and select public companies

Equity Upside Potential	Primarily through warrants and co-investment rights	Primarily through warrants and co-investment rights

Typical Source of Repayment	Next equity round of financing, company sale, cash on balance sheet or future IPO	Next equity round of financing, project sales, development fees, government grants, company or product acquisition, cash on balance sheet or future IPO

Our Structure

We will be an externally-managed, non-diversified, closed-end investment company and we intend to file an election to be regulated as a business development company under the 1940 Act. As a business development company, we will be required to meet various regulatory tests. A business development company is required to invest at least 70% of its total assets in “qualifying assets,” including securities of private and thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. A business development company also must meet an asset coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock outstanding, of at least 200% subsequent to each borrowing or issuance of senior securities. See “Regulation as a Business Development Company.”

For federal income tax purposes, we intend to elect to be treated as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC for federal income tax purposes, we must meet certain requirements, including minimum distribution requirements. See “Material United States Federal Income Tax Considerations.”

Investment Criteria

We have identified several criteria that, among others, we believe will be important in achieving our investment objective with respect to prospective portfolio companies. We believe that a critical element in building a successful long-term track record of investment will be a rigorous analytical process at all stages of investment that includes consideration of numerous qualitative and quantitative factors. These criteria, while not exhaustive, provide general guidelines for our investment decisions:

•	portfolio composition;
•	continuing support from one or more Sponsors;
•	experienced management team;
•	dominant or defensible market positioning;
•	security interest;
•	covenants;
•	ability to exert meaningful influence through active monitoring and guidance; and
•	exit strategy.

See “Business—Investment Criteria” for more information.

Financing

We intend to borrow funds to make investments, and may elect to do so before we have fully invested the proceeds of this offering. Factors or considerations that may cause us to consider using leverage in the first year of operations include the growth of our portfolio, the use and availability of equity capital and the current terms of any available leverage. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. See “Risk Factors—Risks Related to Our Business and Structure.” The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fees payable to our Investment Adviser, will be borne by our common stockholders. Although we do not presently intend to do so during the twelve months following completion of this offering, we may also offer and issue convertible securities, debt securities with warrants or debt securities convertible into shares of our common stock, subject to our compliance with applicable requirements under the 1940 Act, or apply to license a Small Business Investment Company, subject to the approval of the Small Business Administration. See “Regulation as a Business Development Company.”

We also may offer shares of common stock at a discount to net asset value per share in certain circumstances based on stockholder approval received prior to our initial public offering in an amount not to exceed 20% of the outstanding common stock as of the date when the proposal is approved. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Risk Factors—Risks Related to Our Common Stock.”

We may securitize our loans to generate cash for funding new investments. However, we cannot assure you that we will be able to securitize our loans in the future, or at all. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a nonrecourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. We may also explore other alternatives for securitization depending on market conditions. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests may tend to be those that are riskier and more apt to generate losses. In addition, the 1940 Act may impose certain restrictions on the structure of any such securitization.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, CA 94301 and our telephone number is (650) 289-3060. We also have offices in Boston, MA and Boulder, CO. We maintain a website on the Internet at www.xxxx.com. Information contained in our website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.

We will file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, to which we refer as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website at www.sec.gov that contains reports, proxy and information statements and other information regarding issuers, including us, who file documents electronically with the SEC.

THE OFFERING

Common stock offered by us	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Common stock to be outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	We estimate that the net proceeds we will receive from the sale of shares of our common stock in this offering will be approximately $ (or approximately $ if the underwriters fully exercise their overallotment option), in each case assuming an initial public offering price of $ per share of common stock, after deducting the underwriting discounts and commissions and estimated organizational and offering expenses of approximately $ payable by us.

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general corporate purposes. Depending on market conditions and the availability of appropriate investment opportunities consistent with our investment objective and investment criteria, we expect that, within 12 to 18 months after completion of this offering, our portfolio will consist primarily of debt investments. However, we can offer no assurance that we will be able to achieve this goal.

Pending these uses, we expect to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of Proceeds.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds of this offering, pending full investment, are held in time deposits and other short-term instruments. See “Regulation as a Business Development Company.”

Distributions	Our distributions, if any, will be determined by our Board. To the extent prudent and practicable, we intend to declare and pay dividends on a quarterly basis out of assets legally available for distribution. In the future, our distributions may include a return of capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes. See “Distributions” and “Material United States Federal Income Tax Considerations.”

Taxation

For federal income tax purposes, we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain the federal income tax benefits of RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions” and “Material United States Federal Income Tax Considerations.” There is no assurance that we will satisfy these tests and be eligible to make a RIC election. If we do not obtain or maintain qualification as a RIC, we would be required to pay corporate level federal income taxes under the Code.

Dividend reinvestment plan	We intend to adopt a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then dividends to stockholders will be automatically reinvested in additional shares of our common stock, unless such stockholders specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Proposed Nasdaq Global Select Market symbol	“HCTC”

Trading at a discount	Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. This characteristic is separate and distinct from the risk that our net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether our shares will trade at prices above, at or below our net asset value. If our shares trade below our net asset value, our ability to raise additional equity capital could be adversely affected. See “Risk Factors—Risks Related to our Business and Structure” and “Regulation as a Business Development Company.”

Anti-takeover provisions	Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a transaction that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description of Our Capital Stock.”

Leverage

We intend to borrow funds to make investments, and may elect to do so before we have fully invested the proceeds of this offering. Factors or considerations that may cause us to consider using leverage in the first year of operations include the growth of our portfolio, the use and availability of equity capital and the current terms of any available leverage. Borrowing involves significant risks. See “Risk Factors—Risks Related to our Business and Structure.” As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fees payable to our Investment Adviser, will be borne by our common stockholders. Although we do not presently intend to do so during the twelve months following completion of this offering, we may also offer and issue convertible securities, debt securities with warrants or debt securities convertible into shares of our common stock, subject to our compliance with applicable requirements under the 1940 Act, or apply to license a Small Business Investment Company, subject to the approval of the Small Business Administration. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% immediately after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing. See “Regulation as a Business Development Company.”

Management arrangements	Olympus Advisers, an affiliate of Hercules Technology, will serve as our investment adviser. We will enter into an Investment Advisory Agreement with Olympus Advisers, under which Olympus Advisers, subject to the overall supervision of our Board, will manage our day-to-day operations and provide investment advisory services to us. For providing these services, Olympus Advisers will receive a base management fee calculated at an annual rate of 2.0% of our gross assets, payable quarterly in arrears; provided, however, that during the one-year period immediately following completion of this offering, the fee payable on temporary investments will be only 1.0%.

The Investment Advisory Agreement will also provide that Olympus Advisers may be entitled to an incentive fee under certain circumstances. The incentive fee will have two components, which are independent of each other, with the result that one component may be payable even if the other is not. The first part will be an incentive fee based on our net investment income and the second part an incentive fee based on our capital gains. The net investment income-based part of our incentive fee will be allocated quarterly based on our net investment income for the immediately preceding calendar quarter. Net investment income, expressed as a rate of return on the value of our net invested assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7% annualized). We will allocate to Olympus Advisers an incentive fee with respect to our net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our net investment income does not exceed the hurdle rate;
•

100% of our net investment income with respect to that portion of such net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the “catch-up.” The “catch-up” provision is intended to allocate to our Investment Adviser 20.0% of all of our net investment income as if a hurdle rate did not apply when our net investment income equals or exceeds 2.1875% in any calendar quarter; and
•	20.0% of the amount of our net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The capital gains-based incentive fee will be determined and allocated annually in arrears as of the end of each fiscal year (or in connection with termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 20 and will equal 20.0% of our cumulative aggregate realized capital gains, if any, computed net of all cumulative aggregate realized capital losses and aggregate unrealized capital depreciation at the end of each fiscal year. In determining the capital gains-based incentive fee that shall be allocated to Olympus Advisers, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. At the end of the applicable year, the amount of capital gains that will serve as the basis for our calculation of the capital gains-based incentive fee will equal the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year will be equal to 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fee allocated in respect of our portfolio in all prior years. For a full description of Olympus Advisers and our contractual arrangements with this company, see “Management” and “Investment Advisory Agreement.”

Administrator	Pursuant to the Administration Agreement, Hercules Technology will serve as our Administrator. As Administrator, Hercules Technology will, among other things, oversee our financial records, prepare reports to our stockholders and reports to be filed with the SEC, lease office space to us, provide us with equipment and office services and the services of certain personnel, including the management team of Hercules Technology, and generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others. In addition, under the Administration Agreement, our Administrator will provide our Investment Adviser with access to our Administrator’s database of industry contacts and other information. We will reimburse Hercules Technology for the costs and expenses incurred by it in performing its obligations under the Administration Agreement. See “Administration Agreement.”

Custodian and transfer agent	will serve as our custodian and , will serve as our transfer agent, distribution paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Available information

After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in

Washington, D.C. and on the SEC’s Internet website at www.sec.gov.

We maintain a website at www.xxx.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. Our telephone number is (650) 289-3060.

Risk Factors

Investing in our common stock involves a high degree of risk. You should carefully consider the risks discussed below and in “Risk Factors” beginning on page 24, together with all the other information contained in this prospectus, before making an investment decision to purchase our common stock:

Risks Related to Our Business and Structure

•	We are a new business development company with no operating history, which may affect our ability to manage our business and may impair your ability to assess our prospects.
•	There are no assurances of investment returns and you could lose some or all of your investment in our common stock.
•	We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the time frame contemplated by this prospectus.
•

We will depend on the investment professionals of our Investment Adviser, particularly Manuel A. Henriquez, for our future success and if our Investment Adviser is unable to hire and retain qualified personnel, or if our Investment Adviser loses any member of its senior management team, our ability to implement our business strategy could be significantly harmed.

•	We may not replicate the historical results achieved by entities managed or sponsored by the investment professionals of our Investment Adviser.
•

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund Sponsors and our Investment Adviser’s inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•	We operate in a highly competitive market for investment opportunities and we may not be able to compete effectively.
•	There are significant potential conflicts of interest between us, our Investment Adviser and Hercules Technology.
•

The Investment Advisory Agreement with Olympus Advisers and the Administration Agreement with Hercules Technology, respectively, were not negotiated on an arm’s length basis and may not be as favorable to us than if they had been negotiated with an unaffiliated third party.

•

Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

•	If we use borrowed funds to make investments or fund our business operations, such use may magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•	If we incur indebtedness or issue senior securities, including debt, we will be exposed to additional risks, including the risks typically associated with leverage.
•

Because we expect that most of our investments will be in securities of privately-held companies, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

•	Regulations governing our operations as a business development company may affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.
•

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or could be precluded from investing according to our current business strategy.

•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
•	We may choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.
•

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate level income tax, which would adversely affect our results of operations and financial condition.

•

We are a non-diversified investment company within the meaning of the 1940 Act and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

•	Changes in laws or regulations governing our business could negatively affect the profitability of our operations.
•	Our ability to enter into transactions with our affiliates will be restricted.
•	Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, which could adversely affect our business.
•	The base management fee and, in certain cases, the incentive fee will be payable even if the value of our or your investment declines.
•	The incentive fee we pay to the Investment Adviser in respect of capital gains may be effectively greater than 20%.
•

Our Investment Adviser’s liability is limited and we have agreed to indemnify our Investment Adviser against certain liabilities, which may cause our Investment Adviser to act in a riskier manner than it would when acting for its own account.

•

The Investment Adviser and the Administrator can resign on 60 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

•	There is a risk that you may not receive distributions, our distributions may not grow over time, and a portion of the distributions paid to you may be a return of capital.
•

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

•	Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.
•	Fluctuations in interest rates may adversely affect our profitability.
•

In addition to regulatory restrictions that restrict our ability to raise capital, it is likely that the terms of any long-term or revolving credit or warehouse facility we may enter into in the future could contain various covenants that may constrain our ability to grow our business and that, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.

•

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

•

Our ability to achieve our investment objective will depend on our ability to manage our growth and deploy capital effectively. If we are unable to do so, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

•	We expect to incur significant costs as a result of being a publicly-traded company.

Risks Related to Our Investments

•

We expect our investments to be concentrated in Cleantech companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold and/or if Cleantech sectors experience a downturn.

•	Cleantech companies face considerable uncertainties including operational challenges.

•

Our investment strategy focuses on Cleantech companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns and you could lose all or part of your investment.

•

We may invest in Cleantech companies that do not have venture capital or private equity Sponsors and these companies may subject us to a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment in us.

•	Cleantech products and services are relatively new and untested and may fail to gain market acceptance.
•

Changes in governmental policies encouraging the development and commercialization of Cleantech products and services, including subsidies and other financial incentives, could have a material adverse effect upon our portfolio companies.

•

Cleantech companies are subject to extensive government regulation and certain other risks particular to the sectors in which they operate and our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting such sectors change or if our portfolio companies fail to comply with such regulations.

•	A decrease in the prices of conventional energy products, such as coal, oil and natural gases, could reduce demand for renewable energy-related Cleantech products and services.
•	The volatility of energy commodity prices may have an adverse effect on Cleantech companies.
•

Cleantech companies may have a limited number of suppliers and manufacturers of components and products and may experience disruptions if they are unable to find alternative suppliers and manufacturers, when needed.

•	Unanticipated events, such as severe weather, natural disasters and terrorism, may create fluctuations in the earnings of Cleantech companies.
•	If the assets securing the loans that we make decrease in value, we may lack sufficient collateral to cover losses.
•

Economic downturns or recessions could impair the value of the collateral for our loans to our portfolio companies and consequently increase the possibility of an adverse effect on our financial condition and results of operations.

•	We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.
•

The collateral securing a loan may not be sufficient to protect us from a partial or complete loss if we have not properly obtained or perfected a lien on such collateral or if the loan becomes non-performing and we are required to foreclose.

•	If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.
•

Our portfolio companies may rely on specialized structured financing arrangements to realize the benefits provided by investment tax credits, or ITCs, and accelerated tax depreciation, which may limit the cash distributions we receive.

•	We may suffer credit losses.
•	We may invest in portfolio companies which may have limited operating histories and financial resources.
•

The effects of the price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments and reduce our net asset value through increased net unrealized depreciation.

•

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which might have an adverse effect on our results of operations.

•	Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.
•

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity and management of the company may make decisions that could decrease the value of our portfolio holdings.

•

Our equity ownership in a portfolio company may represent a control position. Our ability to exit an investment in a timely manner could be limited because we are in a control position or have access to inside information in the portfolio company and accordingly, could result in a realized loss on the investment.

•	Our loans could be subject to equitable subordination by a court, which would increase our risk of loss with respect to such loans.
•	A lack of initial public offering, or IPO, opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.
•

To the extent venture capital or private equity Sponsors decrease or discontinue funding to their portfolio companies, our portfolio companies may not be able to meet their obligations under the debt securities that we hold.

•	The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.
•

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

•

If our portfolio companies are unable to protect their intellectual property rights, then our business and prospects could be harmed. If our portfolio companies are unable to protect, or are required to devote significant resources to protecting, their intellectual property rights, then the value of our investment could be reduced.

•	Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
•	Some of our portfolio companies may need additional capital, which may not be readily available.
•

We may be unable or decide not to make additional cash investments in our portfolio companies, which could result in our losing our initial investment if the portfolio company fails or may result in a missed opportunity for us.

•	If our investments do not meet our performance expectations, you may not receive distributions.
•

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
•

Our equity and equity-related investments will be highly speculative and we may not realize gains from these investments. If our equity or equity-related investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

•	Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
•	Our financial results could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge on the intellectual property of our portfolio companies.
•	We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.
•	Most of our investments are not in investment grade companies.
•	The disposition of our investments may result in contingent liabilities.
•	We may be subject to additional risks if we engage in hedging transactions.
•	We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.
•	To the extent original issue discount constitutes a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.
•

Resources could be expended in researching and negotiating investments that may never be consummated, even if memoranda of understanding or definitive agreements are reached, which could materially adversely affect subsequent attempts to make other investments.

Risks Related to Our Common Stock

•	Investing in shares of our common stock may involve an above average degree of risk.
•	Our common stock may trade below its net asset value per share, which may limit our ability to raise additional equity capital.
•

We may obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. If we receive such approval from the stockholders, we may issue shares of our common stock at a price below the then current net asset value per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

•	If we conduct an offering of our common stock at a price below net asset value, investors are likely to incur immediate dilution upon the closing of the offering.
•	Provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
•	Market volatility could cause our common stock price to be volatile and decrease substantially.
•	As a publicly-traded company, we are at relatively greater risk of securities litigation than privately-held companies.
•	We may allocate the net proceeds from this offering in ways with which you may disagree.
•	Prior to this offering, there has been no public market for our common stock and we cannot assure you that the market price of shares of our common stock will not decline following the offering.
•	Investors in this offering will experience immediate dilution upon the closing of the offering.
•	Subsequent sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown below. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Cleantech.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load	%(1)
Offering expenses borne by us	%(2)
Dividend reinvestment plan fees	—(3)

Total stockholder transaction expenses	%

Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fees	%(4)
Incentive fees payable under Investment Advisory Agreement	%(5)
Interest payments on borrowed funds	—(6)
Other expenses	%(7)

Total annual expenses	(4	)(7)

(1)	The underwriting discounts and commissions with respect to shares of our common stock sold in this offering, which are one-time fees paid to the underwriters in connection with this offering are the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $ .
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our base management fee is based on our gross assets. See “Investment Advisory Agreement” and footnote 5 below.
(5)	We may have capital gains and net investment income that could result in the payment of the incentive fee to the Investment Adviser in the first year after completion of this offering. However, the incentive fee is based on our performance and will not be paid unless our performance exceeds certain thresholds. The incentive fee consists of two parts. The first part will be an incentive fee based on our net investment income and the second part an incentive fee based on our capital gains. The net investment income-based part of our incentive fee will be allocated quarterly based on our net investment income for the immediately preceding calendar quarter. Net investment income, expressed as a rate of return on the value of our net invested assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7% annualized). We will allocate to Olympus Advisers an incentive fee with respect to our net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our net investment income does not exceed the hurdle rate;
•

100% of our net investment income with respect to that portion of such net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the “catch-up.” The “catch-up” provision is intended to allocate to our Investment Adviser 20.0% of all of our net investment income as if a hurdle rate did not apply when our net investment income equals or exceeds 2.1875% in any calendar quarter; and

•	20.0% of the amount of our net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The capital gains-based incentive fee will be determined and allocated annually in arrears as of the end of each fiscal year (or in connection with termination of the Investment Advisory Agreement, as of the termination date), commencing on                     , 2011 and will equal 20.0% of our cumulative aggregate realized capital gains, if any, computed net of all cumulative aggregate realized capital losses and aggregate unrealized capital depreciation at the end of each fiscal year. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement.”

(6)	We intend to borrow funds to make investments, and may elect to do so before we have fully invested the proceeds of this offering. The costs associated with our outstanding borrowings will be indirectly borne by our investors. Factors or considerations that may cause us to consider using leverage in the first year of operations include the growth of our portfolio, the use and availability of equity capital and the current terms of any available leverage. Although we do not presently intend to do so during the twelve months following completion of this offering, we may also offer and issue convertible securities, debt securities with warrants or debt securities convertible into shares of our common stock, subject to our compliance with applicable requirements under the 1940 Act, or apply to license a Small Business Investment Company, subject to the approval of the Small Business Administration.

However, assuming we borrowed for investment purposes an amount equal to     % of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is     %, our total annual expenses (estimated) would be as follows:

Management fees	%
Incentive fees payable under Investment Advisory Agreement	%
Interest payments on borrowed funds	%
Other expenses (Administration Agreement)	%
Total annual expenses (estimated)	%

(7)	Includes estimated organizational expenses and our overhead expenses based on estimated amounts for the current fiscal year. “Other expenses” includes estimated organizational expenses of $ (which are non-recurring) and our overhead expenses, including payments under the Administration Agreement based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement. See “Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher.

For example, if we assumed that we received our 5% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date for such distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our common stock may be speculative and involves a high degree of risk. Before you invest in shares of our common stock, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the following events or circumstances occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline and you may lose all or part of your investment.

Risks Related to our Business and Structure

We are a new business development company with no operating history, which may affect our ability to manage our business and may impair your ability to assess our prospects.

We are a new company and have not yet commenced investment operations. We are subject to all of the investment risks and uncertainties associated with new investment funds and all the business risks and uncertainties associated with any new business enterprise, including the risks that (i) we will not achieve our investment objective, (ii) the value of our common stock could decline substantially or fall to zero and (iii) we will not successfully execute our business strategy. In addition, the 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets in securities of U.S. private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Moreover, qualification for taxation as a RIC under Subchapter M of the Code requires satisfaction of source-of-income and asset diversification requirements and our ability to avoid corporate-level federal income taxes on our income and gains depends on our satisfaction of certain distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material. These constraints, among others, may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective. Our ability to operate under these constraints is limited to the experience of our Investment Adviser’s investment professionals, whose experience operating under these constraints, in turn, is limited to the period since inception of Hercules Technology.

There are no assurances of investment returns and you could lose some or all of your investment in our common stock.

The historical performance of our Investment Adviser’s investment professionals can provide no assurance of our future performance. There can be no assurance that we will be able to identify potential portfolio companies that satisfy our investment criteria or that we will be able to successfully negotiate, or realize positive investment returns from, investments in any such portfolio companies. There can be no assurance that we will be able to generate positive returns for our shareholders, that the returns will be commensurate with the risks of investing in the types of companies and transactions described herein, or that you will receive any distributions from Hercules Cleantech. As a result, you could lose some or all of your investment in our common stock and you should consider an investment in Hercules Cleantech only if you can afford to lose your entire investment.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the time frame contemplated by this prospectus.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other investment vehicles pursuing similar investment strategies. We may not be able to identify investments that meet our investment objective or ensure that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We currently anticipate that, depending on market conditions, it may take us 12 to 18 months to invest all of the net proceeds of this offering in accordance with our investment objective. During this period, we expect to invest any unused portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns that we anticipate receiving on our portfolio investments. As a result, we may not be able to pay any distributions during this period or, if we are able to do so, such distributions may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested in accordance with our investment objective. In addition, until such time as the net proceeds of this offering are fully invested in accordance with our investment objective, the market price for our common stock may decline, such that the initial return on your investment may be lower than it would be if our portfolio was fully invested in accordance with our investment criteria.

We will depend on the investment professionals of our Investment Adviser, particularly Manuel A. Henriquez, for our future success and if our Investment Adviser is unable to hire and retain qualified personnel, or if our Investment Adviser loses any member of its senior management team, our ability to implement our business strategy could be significantly harmed.

We will depend on the investment professionals of our Investment Adviser, particularly Mr. Henriquez, for the identification, final selection, structuring, closing and monitoring of our investments. These individuals have critical industry experience and relationships on which we will depend in order to implement our business plan. If our Investment Adviser loses the services of Mr. Henriquez or any other investment professionals, we may not be able to operate the business as we expect and our ability to compete could be harmed, which could cause our operating results to suffer. Furthermore, our Investment Adviser does not have employment agreements with any employees, including Mr. Henriquez. We believe that our future success will depend, in part, on our ability and our Investment Adviser’s ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not and/or our Investment Adviser does not succeed in identifying, attracting and retaining such personnel, we may not be able to operate our business as we expect.

We may not replicate the historical results achieved by entities managed or sponsored by the investment professionals of our Investment Adviser.

Our primary focus on making investments in Cleantech companies is substantially different from the primary focus of Hercules Technology and the existing investment funds, accounts or other investment vehicles that are or have been managed by our Investment Adviser’s investment professionals or sponsored by current or former affiliates of those investment professionals and investors in our common stock are not acquiring an interest in any such investment funds, accounts or other investment vehicles. For that reason, we cannot assure you that we will replicate the historical results achieved by entities managed or sponsored by our Investment Adviser’s investment professionals and we caution you that our investment returns could be substantially lower than the returns achieved by them.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund Sponsors and our Investment Adviser’s inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that our Investment Adviser and its investment professionals will maintain their relationships with venture capital and private equity Sponsors and we will rely to a significant extent upon these relationships to provide us with our deal flow. If our Investment Adviser or its investment professionals fail to maintain their existing relationships, or if those relationships become strained as a result of the enforcement of our rights to protect our investments in non-performing portfolio companies, or our Investment Adviser or its investment professionals fail to develop new relationships with other firms or sources of investment opportunities, then we may have difficulty growing our investment portfolio. In addition, persons with whom our Investment Adviser or its investment professionals have relationships are not obligated to provide us with investment opportunities and, therefore, there is no assurance that any such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities and we may not be able to compete effectively.

A number of entities compete with us to identify and make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of business development companies, private equity firms, venture capital and other investment funds, as well as investment banks and other traditional sources of financing, such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and/or access to funding sources that are not available to us. This may enable some competitors to make commercial loans with interest rates that are comparable to or lower than the rates that we typically offer. We may lose prospective portfolio companies if we do not match competitors’ pricing, terms and structure. If we do match competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many potential competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company or that the Code will impose on us as a RIC. If we are not able to compete effectively, our business, financial condition and results of operations could be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify, or that we will be able to fully invest our available capital.

We believe that part of our competitive advantage stems from the fact that the market for growth-oriented Cleantech companies is underserved by traditional commercial lenders and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. We may also compete for investment opportunities with Hercules Technology and entities managed by our Investment Adviser or its affiliates. Although the Investment Adviser will allocate opportunities in accordance with its policies and procedures, allocations to Hercules Technology and/or such other entities will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our stockholders. Moreover, the future performance of investment opportunities will not be known at the time of allocation, which could result in Hercules Cleantech being allocated a larger number of poorly performing investments as compared to Hercules Technology and vice versa.

There are significant potential conflicts of interest between us, our Investment Adviser and Hercules Technology.

Under the terms of the Investment Advisory Agreement with our Investment Adviser, we will be obligated to pay our Investment Adviser certain management fees, including a management fee based on the value of our gross assets. Because our portfolio investments generally will not include publicly-traded securities, the values of most of the securities in which we invest will not be readily available and we will value these securities at fair value as determined in good faith by our Board, based upon the recommendation of the valuation committee of our Board, to which we refer as the Valuation Committee. In connection with that determination, investment professionals from our Investment Adviser will prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The involvement of our Investment Adviser’s investment professionals in our valuation process could present a conflict of interest because our Investment Adviser will be entitled to a larger management fee if the value of impaired investments is not written down or if the value of investments is otherwise over-stated.

Our Investment Adviser will also be eligible to receive an incentive fee based in part on our net investment income for the immediately preceding calendar quarter, subject to satisfaction of a quarterly “hurdle” rate. As a result, our Investment Adviser may have incentive to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. For example, in evaluating potential investments and other strategies, the opportunity to earn an incentive fee based on net income may lead our Investment Adviser to place undue emphasis on maximizing net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity and/or management of credit risk. Moreover, the way in which this incentive fee is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. The use of leverage could increase the likelihood of default, which would disfavor holders of our common stock, including investors in this offering.

The incentive fee payable by us to our Investment Adviser also could create an incentive for our Investment Adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. However, that deferred interest, though not received by us in cash, would be included in the determination of our net investment income for purposes of calculating the amount, if any, of the incentive fee due and payable. Thus, because there can be no assurance that the relevant portfolio companies will be able to pay some or all of such deferred interest, a portion of the incentive fee would be based on income that we have not yet received and might not receive, in cash.

Similarly, because our Investment Adviser may also receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser could have incentive to invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income-producing securities. Such a practice could result in us investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

In addition, our Investment Adviser is responsible for making recommendations to our board of directors as to the fair value of our investments. Because the hurdle rate for our Investment Adviser’s income-based incentive fee is determined in relation to net invested assets, our Investment Adviser will be more likely to receive an allocation of income-based incentive fee if it values our investments at an artificially low amount. Additionally, our Investment Adviser’s capital gains-based incentive fee will be determined after consideration of unrealized depreciation on our investments. If our Investment Adviser fails to write down the value of impaired investments where appropriate, this could result in our Investment Adviser realizing a larger capital gains-based incentive fee than that to which it would otherwise be entitled.

Our Investment Adviser’s investment professionals also serve as officers and directors of Hercules Technology and may, in the future serve as officers and directors of other related entities that compete in the same or related lines of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. In addition, although we initially will be the only investment entity related to Hercules Technology that is focused on lending to Cleantech companies, there can be no assurance that Hercules Technology will not establish other similar investment vehicles in the future, or engage in such investments directly. If this were to occur, we may be competing with those entities or Hercules Technology itself for access to investment opportunities. It is also possible that we may not be given the opportunity to invest in Hercules Technology’s portfolio companies, even if those portfolio companies satisfy our investment criteria. The loss of such investment opportunities could reduce the number of potential investments for us and have an adverse impact on our financial results. In addition, although under the Administration Agreement, we will have a limited right to use Hercules Technology’s proprietary databases, we will not have any ownership interest therein. Losing access to such databases could hurt our ability to identify new investment opportunities and monitor existing ones. While our Investment Adviser will adopt procedures to address these potential conflicts of interest, there can be no guarantee that these procedures will be effective.

We will enter into a license agreement with Hercules Technology, pursuant to which our Investment Adviser has agreed to grant us a non-exclusive, royalty-free license to use the name “Hercules.” Under this agreement, we will have the right to use the “Hercules” service mark for so long as Olympus Advisers or one of its affiliates remains our investment adviser. If Olympus Advisers is no longer our investment adviser, we will no longer have the right to be known as Hercules Cleantech.

In addition, we will pay Hercules Technology our allocable portion of overhead and other expenses incurred by Hercules Technology in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer, Chief Legal Officer and their respective staffs. Any potential conflicts of interest arising as a result of our arrangements with our Investment Adviser or Hercules Technology could have a material adverse effect on our business, results of operations and financial condition.

The Investment Advisory Agreement with Olympus Advisers and the Administration Agreement with Hercules Technology, respectively, were not negotiated on an arm’s length basis and may not be as favorable to us than if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to Olympus Advisers and Hercules Technology, as applicable, may not be as favorable as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of a desire to maintain our ongoing relationship with Olympus Advisers, Hercules Technology and their affiliates. Any such decision, however, could cause us to breach fiduciary obligations to our stockholders.

Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our ordinary income and realized net capital gains. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow and the terms of future borrowings may also place similar restrictions on our ability to borrow additional amounts from other sources. These limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that we will be able to raise debt or equity financing in the future and, if we are able to raise debt and equity financing, we cannot assure you that such debt and equity financing will be available to us on favorable terms. In addition, shares of closed-end investment companies have recently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we generally will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities and our net asset value could decline.

If we use borrowed funds to make investments or fund our business operations, such use may magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

We may borrow money, including through the issuance of debt securities, to leverage our capital structure, which is generally considered a speculative investment technique. As a result:

•

our common shares would be exposed to an increased risk of loss because a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;

•

if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•

our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

•	any credit facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;
•	such securities or obligations would be governed by an indenture, credit facilities or other instrument containing financial and operating covenants restricting our operating flexibility;
•

if we default under the agreements governing our indebtedness, the lenders could, among other things, elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against the assets securing such indebtedness, and we could be forced into bankruptcy or liquidation;

•	we, and indirectly our stockholders, bear the cost of issuing and paying interest or dividends on such securities or incurring such obligations; and
•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares.

If we incur indebtedness or issue senior securities, including debt, we will be exposed to additional risks, including the risks typically associated with leverage.

As a business development company, we are permitted under the 1940 Act to borrow funds to finance portfolio investments, a practice commonly known as “leveraging.” Leveraging is generally considered a speculative investment technique, because it magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our common stock. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. As a result, there is a likelihood of greater volatility in the market price of our common stock if we use leverage than if we do not use leverage. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly our stockholders, will bear the cost associated with our leverage activity.

As a business development company, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage ratio of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so and we may not be able to make distributions.

The following table is designed to illustrate the effect on return to a holder of our common stock of the assumed leverage created by our use of borrowing, at the weighted average annual interest rate of     % and assuming hypothetical annual returns on our portfolio of minus 10% to plus 10%. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)(1)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding Return to Common Stockholders(2)

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of and does not represent, our projected or actual performance.
(2)	In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Common Stockholders.”

Because we expect that most of our investments will be in securities of privately-held companies, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

We expect that our investments will consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value.

There is no single standard for determining fair value in good faith. We value these securities at fair value as determined in good faith by our Board, based on the recommendations of our Valuation Committee and our Investment Adviser. Our Valuation Committee and Investment Adviser will each use its best judgment in arriving at the fair value of these securities. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while applying a valuation process for the types of investments we make, which includes but is not limited to deriving a hypothetical exit price. However, our Board retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. We will adjust quarterly the valuation of our portfolio to reflect our Board’s determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments. See “Determination of Net Asset Value.”

Regulations governing our operations as a business development company may affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings, securitization transactions or other indebtedness, or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock and we may borrow money from banks or other financial institutions, to which we refer collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have an asset coverage ratio of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If the value of our assets declines, we may be unable to satisfy this test and we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. Other than in certain limited situations such as rights offerings, as a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease and you might experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future on favorable terms or at all.

In addition to issuing securities to raise capital as described above, we anticipate that, in the future, we may securitize our loans to generate cash for funding new investments. However, we cannot assure you that we will be able to securitize our loans in the future, or at all. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. We may also explore other alternatives for securitization depending on market conditions. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests may tend to be those that are riskier and more apt to generate losses. In addition, the 1940 Act may impose certain restrictions on the structure of any such securitization. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or could be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation as a Business Development Company.” We believe that most of the senior loans we make will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss and/or at a price significantly lower than the value at which we had previously recorded these investments.

If we fail to continuously qualify as a business development company, we might be subject to substantially greater regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility and significantly increase our cost of doing business. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. For additional information on the qualification requirements of a business development company, see “Regulation as a Business Development Company.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax requirements, we include in our taxable income certain amounts that we have not yet received in cash, such as contractual payment-in-kind, or PIK, interest, which represents contractual interest added to a loan balance that becomes due at the end of such loan’s term. The increases in loan balances as a result of contractual PIK interest arrangements are included in taxable income for the period in which such PIK interest was accrued, which is often in advance of receiving cash payment and are separately identified on our statements of cash flows. In addition, other features of the loans in which we invest might allow us to receive, in addition to cash yields on those loans, any of the following: end-of-term payments, exit fees, balloon payment fees or prepayment fees. In connection with such other features, we also may be required to include in our taxable income certain other amounts prior to receiving the related cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because these warrants generally will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we would need to obtain cash from other sources or to pay a portion of our distributions using shares of newly issued common stock, consistent with Internal Revenue Service requirements, to satisfy such distribution requirements.

Other features of the debt instruments that we hold may also cause such instruments to generate an original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the RIC tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Under such circumstances, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources and are otherwise unable to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax on all our income. See “Material United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company” and “—Failure to Qualify as a Regulated Investment Company.”

In addition, the portion of the incentive fee payable by us to our Investment Adviser that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that the accrued interest will become uncollectible, despite the fact than an incentive fee may have been based, in part, on such accrued interest. The payment of such incentive fee and failure to receive such accrued interest, would reduce our net investment income and the amount of cash available for distribution to our shareholders.

We may choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

Under a revenue procedure issued by the Internal Revenue Service, RICs are permitted to treat certain distributions made with respect to tax years ending prior to January 1, 2012, and payable in up to 90% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes. In situations where this revenue procedure is not applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of the revenue procedure) if certain requirements are satisfied. We may in the future determine to distribute taxable dividends that are payable in part in our common stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is reported as a capital gain dividend) to the extent of our current or accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then any such sales may put downward pressure on the trading price of our stock. We currently do not intend to make distributions in the form of our common stock.

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

We intend to make an election to be treated as a RIC for federal income tax purposes. We will not qualify for the tax treatment allowable to RICs if we are unable to comply with the source of income, asset diversification and distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level federal income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. Any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we are otherwise required to distribute and we cannot pass such net operating losses through to our stockholders. See “Material United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company” and “—Failure to Qualify as a Regulated Investment Company.”

We are a non-diversified investment company within the meaning of the 1940 Act and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence affecting Cleantech companies than a diversified investment company. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification and our investments could be concentrated in relatively few portfolio companies. As a result, if a significant investment fails to perform as expected, our financial results could be materially adversely affected.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern business development companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we generally will be prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. We consider the Investment Adviser, its investment professionals and Hercules Technology, among others, to be our affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that may otherwise be available to us unless we obtain exemptive relief from the SEC. See “Business – Exemptive Relief.”

Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, which could adversely affect our business.

Our Board has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies, including our investment objective, without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, results of operations, financial condition and value of our stock. Nevertheless, the effects may adversely affect our business and impair our ability to make distributions and may cause you to lose some or all of the value of your investment.

The base management fee and, in certain cases, the incentive fee will be payable even if the value of our or your investment declines.

During the one-year period following the closing of this offering, we will be required to pay a management fee of 2.0% on the capital we have deployed and will pay a management fee of 1.0% on the temporary investments, such as cash and cash equivalents, we hold. Thereafter, our base management fee will be equal to 2.0% of the value of our gross assets at a specific time regardless of the amount of cash and cash equivalents we hold. The base management fee is payable regardless of whether the value of our gross assets or your investment declines. In addition, the incentive fee payable to our Investment Adviser is calculated on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. As a result, we may owe our Investment Adviser an incentive fee even if we have incurred significant unrealized capital depreciation.

The incentive fee we pay to the Investment Adviser in respect of capital gains may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we will pay to the Investment Adviser, the cumulative aggregate capital gains fee received by the Investment Adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in Example 2 under the caption “Investment Advisory Agreement—Investment Advisory Fee.” We cannot predict whether, or to what extent, this payment calculation would affect your investment in our common stock.

Our Investment Adviser’s liability is limited and we have agreed to indemnify our Investment Adviser against certain liabilities, which may cause our Investment Adviser to act in a riskier manner than it would when acting for its own account.

Pursuant to the terms of the Investment Advisory Agreement, our Investment Adviser will not be liable to us for acts performed in accordance with and pursuant to the Investment Advisory Agreement, except by reason of acts constituting bad faith, willful misconduct, gross negligence or reckless disregard of its duties. We have agreed to indemnify our Investment Adviser and its members, managers, officers and employees and each person controlling our Investment Adviser with respect to all losses, expenses, damages, liabilities, demands, charges and claims from acts of such indemnified party not constituting bad faith, willful misconduct, gross negligence or reckless disregard of their duties. These protections may cause our Investment Adviser to act in a riskier manner than it would when acting for its own account.

The Investment Adviser and the Administrator can resign on 60 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Investment Adviser and Hercules Technology, in its capacity as our Administrator, each have the right, under the Investment Advisory Agreement and the Administration Agreement, respectively, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our Investment Adviser or Administrator resigns, we may not be able to find a new investment adviser or administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares of common stock may decline. In addition, the coordination of our internal management and investment and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Investment Adviser, Hercules Technology and their affiliates. Even if we are able to retain comparable management or service providers or individuals, whether internal or external, their integration into our business and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

There is a risk that you may not receive distributions, our distributions may not grow over time, and a portion of distributions paid to you may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results, or that our business will perform in a manner, that will allow us to make a specified level of distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, if we borrow money in the future, our credit facilities might limit our ability to declare dividends if we default under certain provisions. We will be required to determine the extent to which such distributions are paid out of our investment company taxable income, net capital gains or capital. To the extent that we make a distribution that is in excess of our current and accumulated earnings, our distributions will include a return of capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes.

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, and you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Such factors include, but are not limited to, the ability to make investments that satisfy our investment criteria, variations in the investment origination volume and fee income earned, the interest rate payable on the debt securities in which we invest, the default rate on such securities and changes in the accrual status of our debt investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, variations in the timing of prepayments, changes in unrealized appreciation or depreciation, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. In addition, any of these factors could negatively impact our ability to achieve our investment objective, which may cause our net asset value of our common stock to decline.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state governments as well as the stock exchange on which our common stock will be listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the Nasdaq Stock Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act that require the SEC to adopt additional rules and regulations in these areas. Accordingly, we cannot predict the effect the Dodd-Frank Act or its implementing regulations will have on our business, results of operations or financial condition. Our efforts to comply with these requirements are likely to result in an increase in expenses and a diversion of management’s time from other business activities.

Fluctuations in interest rates may adversely affect our profitability.

Over time, we anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. If we incur debt to fund our investments, a portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we intend to borrow money to make investments, our net investment income will be largely dependent on the difference between the rate at which we borrow funds and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at both variable and fixed rates and that our interest-bearing liabilities will accrue interest at variable rates. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. In the event that we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio and there is no guarantee that we will be able to enter into hedging transactions when desired or that any such hedging transactions will be effective. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

In addition to regulatory restrictions that restrict our ability to raise capital, it is likely that the terms of any long-term or revolving credit or warehouse facility we may enter into in the future could contain various covenants that may constrain our ability to grow our business and that, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.

While there can be no assurance that we will be able to borrow from banks or other financial institutions, we expect that we will, at some time in the future, obtain a long-term or revolving credit facility or a warehouse facility. Any future lender or lenders will have fixed dollar claims on our assets that will likely be senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets. In addition, we may grant a security interest in our assets in connection with any such borrowing.

We expect that such a facility would contain customary financial and operational covenants, such as covenants requiring us to maintain certain financial ratios (including asset coverage, debt to equity and interest coverage), satisfy certain tests (such as a minimum net worth test and a profitability test) and abide by certain negative covenants, such as not changing our business or loan quality standards. Our ability to comply with these covenants in the future would likely depend on many factors, some of which are beyond our control and there is no assurance that we would be able to comply with any applicable covenants.

Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders, could result in termination of the availability of further funds under that facility, the payment of default interest by us and/or an accelerated maturity date for all amounts outstanding under the facility, all of which could have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends. In addition, the acceleration of our debt upon default could substantially disrupt our business and, potentially, the business of the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

The terms of future available financing may place limits on our financial and operating flexibility. If we are unable to obtain sufficient capital in the future, we may:

•	be forced to reduce or discontinue our operations;
•	not be able to expand or acquire complementary businesses; and
•	not be able to develop new services or otherwise respond to changing business conditions or competitive pressures.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

The recent economic and capital markets conditions in the United States have severely reduced capital availability, as many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally. Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

There can be no assurance that we will be successful in obtaining debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

Our ability to achieve our investment objective will depend on our ability to manage our growth and deploy capital effectively. If we are unable to do so, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to effectively manage and deploy our capital, which will depend, in turn, on our Investment Adviser’s ability to identify, evaluate and monitor and our ability to finance and invest in, companies that meet our investment criteria. We cannot assure you that we will be able to invest in such companies or achieve or adhere to our investment objective.

Achieving our investment objective on a cost-effective basis will be largely a function of our ability to grow and access investment opportunities at acceptable terms, as well as our Investment Adviser’s marketing capabilities, handling of the investment process and ability to identify, evaluate, finance and invest in suitable companies on our behalf and provide efficient services in connection therewith. In addition to identifying potential new investments and monitoring the performance of our existing investments, our Investment Adviser’s investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations, a failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we fail to successfully operate our business or implement our investment policies and strategies as described in this prospectus, or any prospectus supplement, such failure could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

We expect to incur significant costs as a result of being a publicly-traded company.

As a publicly-traded company, we expect to incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Dodd-Frank Act, the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC. We expect that complying with these rules and regulations may be time-consuming and costly and may divert significant attention from implementing our business strategy and pursuing our investment objective to assuring compliance with these rules and regulations and related matters.

Risks Related to Our Investments

We expect our investments to be concentrated in Cleantech companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold and/or if Cleantech sectors experience a downturn.

We intend to invest the net proceeds of this offering in a limited number of Cleantech companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we will be subject as a RIC, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one portfolio company and our investments could be concentrated in relatively few issuers. In addition, we intend to invest, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in Cleantech companies. As a result, a downturn in Cleantech sectors could materially adversely affect our financial condition.

Cleantech companies face considerable uncertainties including operational challenges.

Our investments in Cleantech companies will be subject to substantial operational risks. Cleantech companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (e.g., energy producers and shippers) to perform their contractual obligations. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, production levels for wind, solar and other renewable energies may be dependent upon adequate wind, sunlight, or biogas production, which can vary from period to period, resulting in volatility in production levels and profitability. As a result, the operations and financial condition of a portfolio company could be materially and adversely affected and in turn affect the ability of the portfolio company to repay the debt they owe to us.

Our investment strategy focuses on Cleantech companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns and you could lose all or part of your investment.

We intend to invest primarily in Cleantech companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses) and valuations of Cleantech companies can and often do fluctuate suddenly and dramatically. In addition, markets in which Cleantech companies operate are generally characterized by abrupt business cycles and intense competition. The recent economic downturn resulted in substantial decreases in the market capitalization of many Cleantech companies. While such valuations have recovered to some extent, such decreases in market capitalization may occur again and any future decreases in Cleantech company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies operating in non-Cleantech markets.

Because of rapid technological change, the average selling prices of products and some services provided by Cleantech companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by Cleantech companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

We may invest in Cleantech companies that do not have venture capital or private equity Sponsors and these companies may subject us to a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment in us.

Our portfolio companies will often require substantial additional financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity Sponsors may be unable to raise additional capital to satisfy their obligations or sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity Sponsors also may be less financially sophisticated and may not have access to independent members to serve on their boards of directors. These companies may be less successful than portfolio companies with venture capital or private equity firm Sponsors and financing unsponsored companies may entail a higher risk of loss than would financing of sponsored companies.

Cleantech products and services are relatively new and untested and may fail to gain market acceptance.

We will make investments in portfolio companies that are involved in the development or production of clean technology. The success of these companies will depend, in part, on the level of market acceptance of Cleantech products and services, such as alternative energy sources and other Cleantech products. To be successful, Cleantech companies must be able to convince potential customers that their products and services are effective and reliable alternatives to existing products and services. The marketing of clean technology on a national scale is still a relatively new phenomenon. It is not possible to predict with certainty how large the Cleantech market will become. If it does not continue to develop, the investments we make in Cleantech companies may decline in value and such companies may be unable to remain in business.

Changes in governmental policies encouraging the development and commercialization of Cleantech products and services, including subsidies and other financial incentives, could have a material adverse effect upon our portfolio companies.

Current U.S. and foreign governmental policy is generally favorable towards Cleantech companies by providing tax incentives, subsidies, grants, loan guarantees and other financial incentives designed to encourage the development and commercialization of renewable energy and other Cleantech products and services. Historically, when the federal government has allowed certain of these incentives, such as the production tax credit and the investment tax credit for wind and solar project, to lapse, the growth of the relevant alternative energy sectors has decreased. In addition to the various incentive programs, there are a number of proposed and enacted treaties, laws and regulatory programs mandating the use of renewable fuel, a renewable portfolio standard and reductions in, or control of, greenhouse gas emissions. There is considerable uncertainty about whether foreign, U.S., state and/or local governmental entities will enact or maintain legislation or regulatory programs that mandate reductions in greenhouse gas emissions or provide incentives for Cleantech companies. Without such regulatory policies, investments in Cleantech companies may not be economical and financing for Cleantech companies may become unavailable, which could materially adversely affect the ability of our portfolio companies to repay the debt they owe to us.

Cleantech companies are subject to extensive government regulation and certain other risks particular to the sectors in which they operate and our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting such sectors change or if our portfolio companies fail to comply with such regulations.

As part of our investment strategy, we plan to invest in portfolio companies in Cleantech sectors that may be subject to extensive regulation by foreign, U.S. federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, some of our portfolio companies may use hazardous substances and could be held jointly and severally liable, without regard to fault, to clean up contamination at their owned or operated properties or properties at which they disposed of any hazardous waste. Any of these factors could materially and adversely affect the operations and financial condition of a portfolio company and, in turn, the ability of the portfolio company to repay the debt they owe to us.

A decrease in the prices of conventional energy products, such as coal, oil and natural gases, could reduce demand for renewable energy-related Cleantech products and services.

Demand for renewable energy-related products and services is influenced by the available supply and prices for other energy products, such as coal, oil and natural gases. A decrease in prices in these conventional energy products could reduce the demand for alternative energy if alternative energy companies are unable to produce products that are cost-effective alternatives to conventional energy products. A sustained decline in demand for crude oil, natural gas, refined petroleum products and electricity could materially affect revenues and cash flows of Cleantech companies. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, increases in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or shifts in consumer demand for such products. Any of these factors could materially and adversely affect the operations and financial condition of a portfolio company and, in turn, the ability of the portfolio company to repay the debt they owe to us.

The volatility of energy commodity prices may have an adverse effect on Cleantech companies.

Cleantech companies in general are directly affected by energy commodity prices, such as the market prices of crude oil, natural gas and wholesale electricity, especially for those who own the underlying energy commodity. In addition, the volatility of commodity prices can affect other Cleantech companies due to the impact of prices on the volume of commodities transported, processed, stored or distributed and on the cost of fuel for power generation companies. The volatility of commodity prices can also affect energy companies’ ability to access the capital markets in light of market perception that their performance may be directly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility.

Cleantech companies may have a limited number of suppliers and manufacturers of components and products and may experience disruptions if they are unable to find alternative suppliers and manufacturers, when needed.

Cleantech companies may have a limited number of suppliers of necessary components or a limited number of manufacturers for their products. If our portfolio companies are unable to find alternative suppliers and manufacturers, when needed, they may face a risk of disruption to their manufacturing processes, which may materially and adversely affect their operations and their ability to repay the debt they owe to us.

Unanticipated events, such as severe weather, natural disasters and terrorism, may create fluctuations in the earnings of Cleantech companies.

Unseasonable extreme weather patterns could result in significant volatility in demand for energy and power. This volatility may create fluctuations in earnings of Cleantech companies. In addition, a major fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt the business operations of our portfolio companies and result in a material adverse affect on their operations and their ability to repay the debt they owe us.

Terrorist attacks and threats, escalation of military activity or acts of war may materially adversely affect our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or U.S. businesses. Such attacks or armed conflicts in the United States or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States or elsewhere. In addition, since September 11, 2001, the infrastructure and facilities of Cleantech companies may be specific targets of terrorist activity. Losses resulting from terrorist attacks are generally uninsurable. Losses resulting from terrorist attacks could adversely affect our portfolio companies directly (e.g., if such portfolio company or a facility it utilizes is the target of a terrorist attack) or indirectly (e.g., through a disruption in the financial or credit markets, or as a result of increased costs resulting from greater security).

If the assets securing the loans that we make decrease in value, we may lack sufficient collateral to cover losses.

We believe that our portfolio companies generally will be able to repay our loans from their available capital, from future capital-raising transactions, or from cash flow from operations. However, to attempt to mitigate credit risks, we will typically take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. In many cases, our loans will include a period of interest-only payments. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors, which is often the case with some of our structured debt with warrants. Additionally, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, that the value of the collateral will be sufficient to recover our investment, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we invest in Cleantech companies, a portion of the assets securing our investment may be in the form of intellectual property (or the proceeds thereof), inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory. Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

Economic downturns or recessions could impair the value of the collateral for our loans to our portfolio companies increase our funding costs, limit our access to the credit and capital markets, impair the ability of a portfolio company to satisfy covenants imposed by its lenders and consequently increase the possibility of an adverse effect on our business, financial condition and results of operations.

Many of our portfolio companies are susceptible to economic recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. In particular, intellectual property owned or controlled by our portfolio companies may constitute an important portion of the value of the collateral of our loans to our portfolio companies. Adverse economic conditions may decrease the demand for our portfolio companies’ intellectual property and consequently its value in the event of a bankruptcy or required sale through a foreclosure proceeding. As a result, our ability to fully recover the amounts owed to us under the terms of the loans may be impaired by such events.

Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Beginning in the fall of 2008, the global economy entered a financial crisis and recession. Volatile capital and credit markets, declining business and consumer confidence and increased unemployment precipitated a continuing economic slowdown. Although there have been signs of recovery in many regions, economic weakness could continue or worsen. For example, the current U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely effect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In the cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans may be subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

The collateral securing a loan may not be sufficient to protect us from a partial or complete loss if we have not properly obtained or perfected a lien on such collateral or if the loan becomes non-performing and we are required to foreclose.

While most of our loans will be secured by collateral, there is no assurance that we will obtain or properly perfect our liens, or that the value of the collateral securing any particular loan will protect us from suffering a partial or complete loss if the loan becomes non-performing and we move to foreclose on the collateral.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments, which will rank below other obligations of the obligor in its capital structure. Subordinated investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings), or both, may impair the ability of the obligor to make payment of principal and interest. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service its debt obligations.

Our portfolio companies may rely on specialized structured financing arrangements to realize the benefits provided by investment tax credits, or ITCs, and accelerated tax depreciation, which may limit the cash distributions we receive.

Certain of our portfolio companies may enter into tax equity financing transactions in which they would receive investments from tax equity investors when their projects are placed in service in return for tax benefits in the portfolio companies. The assets of these projects are often held by special purpose vehicles. Until the tax equity investors achieve their agreed upon rate of return, they may be entitled to substantially all of the applicable project’s operating cash flow from electricity sales and related hedging activities, as well as substantially all of the project’s ITCs, accelerated depreciation and taxable income or loss. Typically, project sponsors structure tax equity financing transactions so that the tax equity investors reach their target return between five and ten years after the applicable project achieves commercial operation. As a result, a tax equity financing may substantially reduce the cash distributions from the applicable project available for debt service and the period during which the tax equity investors receive most of the cash distributions from electricity sales may last longer than expected if the portfolio company’s energy projects perform below our expectations.

We may suffer credit losses.

Debt investments in Cleantech companies, which we expect will constitute the bulk of our investment portfolio, are highly speculative and involve a high degree of risk of credit loss. These risks are likely to increase during an economic recession, such as the economic recession that the U.S. and many other economies recently experienced. Therefore, our common stock may not be suitable for someone with a low tolerance for risk.

We may invest in portfolio companies which may have limited operating histories and financial resources.

We expect that our portfolio will continue to consist of investments in companies that may have relatively limited operating histories. These companies might not generate revenues at the time of our investment and may be particularly vulnerable to economic downturns such as the current recession, may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Furthermore, some of these companies depend upon the receipt of grants, subsidies and/or tax concessions from governmental entities, which might not be available in the future. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us and may materially adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies compete with larger, more established companies with greater access to, and resources for, further development in these new technologies. We may lose our entire investment in any or all of our portfolio companies.

The effects of the price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments and reduce our net asset value through increased net unrealized depreciation.

As a business development company, we will be required to carry our investments at market value or, if no market value is ascertainable, at fair market value as determined in good faith by or under the direction of our Board. As part of the valuation process, we may take into account, among others, the following types of factors, if relevant, in determining the fair value of our investments:

•	the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity),
•	the nature and realizable value of any collateral,
•	the portfolio company’s ability to make payments,
•	its earnings and discounted cash flow,
•	the markets in which the portfolio company does business,

•	a comparison of the portfolio company’s securities to publicly-traded securities, and
•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our valuation. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, if macro and micro market conditions deteriorate, we could incur substantial realized losses and may suffer substantial unrealized depreciation in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which might have an adverse effect on our results of operations.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. In such periods, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold and decrease or eliminate the value of any equity securities we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, which could include a waiver of certain financial covenants. Generally, we do not control our portfolio companies. However, if a portfolio company goes bankrupt, even though we may have structured our investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

Our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in portfolio companies may be significant, either individually or in the aggregate or both. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity and management of the company may make decisions that could decrease the value of our portfolio holdings.

We intend to make both debt and minority equity investments in our portfolio companies. As a result, even though we may have board observation rights and/or our debt agreements may contain certain restrictive covenants and our status as a business development company may require that we provide managerial assistance upon request, we do not expect to control any of our portfolio companies, which subjects us to the risk that a portfolio company may make business decisions with which we disagree and that the stockholders and management of such portfolio companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our equity ownership in a portfolio company may represent a control position. Our ability to exit an investment in a timely manner could be limited because we are in a control position or have access to inside information in the portfolio company and accordingly, could result in a realized loss on the investment.

Although we do not expect to control any of our portfolio companies, if we obtain, or are deemed to have obtained, a control position in a portfolio company, our ability to divest ourselves from a debt or equity investment could be restricted due to illiquidity in stock of a privately-held company, limited trading volume of a publicly-traded company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control position. Additionally, we may choose not to take certain actions to protect a debt investment in a portfolio company in which we have a control position. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

Our loans could be subject to equitable subordination by a court, which would increase our risk of loss with respect to such loans.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a borrower, including control resulting from the ownership of equity interests in a borrower. Payments on one or more of our loans, particularly a loan to a portfolio company in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

A lack of initial public offering, or IPO, opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.

A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available funding for early-stage companies in particular as, in general, venture-capital firms are being forced to provide additional financing to late-stage companies that cannot complete an IPO. In the best case, such stagnation would dampen returns, and in the worst case, could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

To the extent venture capital or private equity Sponsors decrease or discontinue funding to their portfolio companies, our portfolio companies may not be able to meet their obligations under the debt securities that we hold.

Most of our portfolio companies rely heavily on future rounds of funding from venture capital or private equity Sponsors in order to continue operating their businesses and repaying their obligations to us under the debt securities that we hold. Each round of institutional financing is typically intended to provide a company with only enough capital to reach the next stage of development. Venture capital and private equity firms in turn rely on their limited partners to pay in capital over time in order to fund their ongoing and future investment activities. To the extent that venture capital and private equity firms’ limited partners decrease, or are unable or unwilling to fulfill, their ongoing funding obligations, the venture capital or private equity firms may be unable to financially support the ongoing operations of our portfolio companies. As a result, our portfolio companies may be unable to continue their business operations or repay their obligations under the debt securities that we hold, which would harm our financial condition and results of operations.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

Cleantech companies are relatively new and have been developed through advancements in technologies that may not be proven or whose commercial application is limited. The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line at the time of our investment, Cleantech products and services often have a more limited market or lifespan than products and services of companies in non-Cleantech sectors. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in order to successfully commercialize their products or services in increasingly competitive markets. Their inability to do so could adversely affect their ability to service their debt obligations to us over the life of the loan and could, therefore, adversely affect our investment return. In addition, with respect to our secured loans, the intellectual property held by our portfolio companies may represent a substantial portion of the collateral securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither we nor our portfolio companies have any control over the pace of technological development. Commercial success is difficult to predict and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We plan to invest primarily in privately-held companies. Generally, very little public information exists about these companies and we are required to rely on the ability of our Investment Adviser to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision and we may not receive the expected return on our investment and may lose some or all of our investment invested in these companies. Also, privately-held companies frequently have limited operating histories, less diverse product lines and a smaller market presence than larger competitors. Privately-held companies are, thus, generally more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect to their products and services, as well as more general economic downturns and may experience more substantial variations in operating results than do larger competitors. These factors could affect our investment returns.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development and high turnover of personnel is common in Cleantech companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns.

If our portfolio companies are unable to protect their intellectual property rights, then our business and prospects could be harmed. If our portfolio companies are unable to protect, or are required to devote significant resources to protecting, their intellectual property rights, then the value of our investment could be reduced.

Our future success and competitive position will depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which on our secured loans we expect will often represent a significant portion of the collateral securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

The 1940 Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments denominated in foreign currencies would be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Some of our portfolio companies may need additional capital, which may not be readily available.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other requirements and in most instances to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development and future rounds of financing may depend upon the satisfaction of certain developmental milestones. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

We may be unable or decide not to make additional cash investments in our portfolio companies, which could result in our losing our initial investment if the portfolio company fails or may result in a missed opportunity for us.

We may have to make additional cash investments in our portfolio companies to protect our overall investment value in the particular company or may have the opportunity to increase our investment in a successful situation, for example, through the exercise of a warrant to purchase common stock. We retain the discretion to make any additional investments as our Board determines. The failure to make such additional investments may jeopardize the continued viability of a portfolio company and have a negative impact on our initial (and subsequent) investments, may result in a missed opportunity for us to increase our participation in a successful operation and/or may dilute our equity interest or otherwise reduce the expected yield on our investment. Moreover, additional investments may limit the number of companies in which we can make initial investments. In determining whether to make an additional investment, our Board will exercise its business judgment and apply criteria similar to those used when making the initial investment. There can be no assurance that we will make, or have sufficient funds to make, any necessary or desirable additional investments, which could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. As a RIC, if we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs, which would cause us to be subject to corporate-level federal income tax on all of our income. We cannot assure you that you will receive distributions at a particular level or at all.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of two to four years and hold such investments until maturity and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We expect to invest in companies whose securities have no established trading market and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than those of publicly-traded companies. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, in order to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale, or are otherwise illiquid, because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of the investments at a favorable price and, as a result, we may suffer losses.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. Such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on a pari passu basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy. In addition, we would not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Our equity and equity-related investments will be highly speculative and we may not realize gains from these investments. If our equity or equity-related investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we may acquire warrants or other equity securities as well. If we receive warrants or other equity securities, our goal is ultimately to dispose of these equity interests and realize gains upon disposition of such interests. Over time, the gains that we realize on these equity interests may offset, to some extent, losses that we experience on defaults under debt securities that we hold. However, the equity interests that we receive may not appreciate in value and, in fact, may decline in value. In addition, these portfolio companies may be privately-held and their securities may be less liquid than publicly-traded securities. Accordingly, we may not be able to sell these equity interests when desired or realize gains from such sales and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. This risk would likely increase if interest rates decline and portfolio companies refinance at lower rates. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our financial results could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge on the intellectual property of our portfolio companies.

In some cases, we collateralize our investments by obtaining a first priority security interest in a portfolio companies’ assets, which may include their intellectual property. In other cases, we may obtain a first priority security interest in a portion of a portfolio company’s assets and a negative pledge covering a company’s intellectual property, coupled with a first priority security interest on the proceeds from such intellectual property. In the case of a negative pledge, the portfolio company may not encumber or pledge its intellectual property without our permission. In the event of a default on a loan, the intellectual property of the portfolio company will most likely be liquidated to provide proceeds to pay the creditors of the company. As a result, a negative pledge may affect our ability to fully recover our principal investment. In addition, there can be no assurance that our security interest in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We intend to structure many of the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral, as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends and cause the loss of all or part of your investment.

Most of our investments are not in investment grade companies.

Most of our debt investments are likely to be in lower-grade obligations. The lower-grade obligations in which we invest may be rated below investment grade by one or more nationally-recognized statistical rating organizations at the time of investment or may be unrated but determined by the Investment Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as ‘junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The debt in which we invest typically is not initially rated by any rating agency, but we believe that if such investment were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Investment in lower-grade debt involves a substantial risk of loss. Lower-grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower-grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, your investment in our common stock is subject to the following specific risks associated with our investment in lower-grade obligations:

•	Such obligations could have increased price sensitivity to a deteriorating economic environment;
•	Such investments may have greater risk of loss due to default or declining credit quality;
•	Adverse company-specific events are more likely to render the issuer unable to make interest and/or principal payments; and
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If a negative perception of the lower-grade debt market develops, the price and liquidity of lower-grade securities may be depressed. This negative perception could last for a significant period of time.

In addition, adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower-grade issuer to make principal and interest payments than that of an invest-grade issuer. The principal amount of lower-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower-grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of lower-grade issuers in that industry to meet their obligations. The market values of lower-grade debt tend to reflect individual developments of the issuer to a greater extent than do higher quality investments, which react primarily to fluctuations in the general level of interest rates. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal of or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for lower-grade debt may not be as liquid as the secondary market for more highly rated debt, a factor which may have an adverse effect on our ability to dispose of a particular instrument. There are fewer dealers in the market for lower-grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask prices for lower-grade securities is generally much larger than the spread between the bid and ask prices for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower-grade debt could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become highly illiquid. As a result, we could find it more difficult to sell these instruments or may be able to sell the securities only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our net asset value.

Since investors generally perceive that there are greater risks associated with lower-grade debt of the type in which we may invest a portfolio of our assets, the yields and prices of such debt may tend to fluctuate more than those for higher rated instruments. In the lower quality segments of the fixed income markets, changes in perception of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve securities issued by privately-held companies. In connection with the disposition of an investment in such securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchaser of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities we are obligated to pay, which could reduce our net asset value and decrease the return on your investment in our common stock.

We may be subject to additional risks if we engage in hedging transactions.

We currently anticipate that we will not use hedging transactions, as engaging in these activities would entail additional risks. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we invest in foreign securities, we could use instruments such as forward contracts and currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.

While we would enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to fully or perfectly hedge against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, the risk exists that our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

To the extent original issue discount constitutes a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

Our investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability.
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Original issue discount instruments may create heightened credit risks because the inducement to trade higher rates for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

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For accounting purposes, cash distributions to shareholders representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income comes from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact.

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In the case of payment-in-kind, or “PIK,” “toggle” debt, the PIK election has the simultaneous effects of increasing the assets under management, thus increasing the base management fee, and increasing the investment income, thus increasing the incentive fee. In addition, the deferral of PIK interest increases the underlying principal of the loan and thereby reduces the loan’s long term value at a compounding rate.

•	Original issue discount creates risk of non-refundable cash payments to the advisor based on non-cash accruals that may never be realized.

Resources could be expended in researching and negotiating investments that may never be consummated, even if memoranda of understanding or definitive agreements are reached, which could materially adversely affect subsequent attempts to make other investments.

It is anticipated that the investigation of each specific target portfolio company and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial time and attention and substantial costs for accountants, attorneys and others. If a decision is made not to complete a specific investment, the costs incurred up to that point for the proposed portfolio investment likely would not be recoverable. Furthermore, even if an agreement is reached relating to a specific portfolio investment, up to and including the execution of a definitive agreement, we may fail to consummate the portfolio investment for any number of reasons including those beyond our control. Any such event will result in a loss to us of the related costs incurred.

Risks Related to Our Common Stock

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Our common stock may trade below its net asset value per share, which may limit our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below net asset value, and we receive the approvals necessary to issue our stock below net asset value, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

We will obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock prior to our initial public offering. As a result we may issue shares of our common stock at a price below the then current net asset value per share of common stock in an amount not to exceed 20% of the outstanding common stock as of the date when the proposal is approved. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

We will obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock in an amount not to exceed 20% of the outstanding common stock as of the date when the proposal is approved. Such approval will allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock is subject to the determination by our Board that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below net asset value per share will result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then current net asset value in the future in a prospectus supplement issued in connection with any such offering. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

If we conduct an offering of our common stock at a price below net asset value, investors are likely to incur immediate dilution upon the closing of the offering.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our Board determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales.

If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value. As a result, investors will experience further dilution and additional discounts to the price of our common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of an offering cannot be predicted.

Provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. Under our charter, our Board is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock.

Market volatility could cause our common stock price to be volatile and decrease substantially.

The trading price of our common stock following an initial public offering may fluctuate substantially. The price of the common stock that will prevail in the market after an offering may be higher or lower than the price you paid and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for shares of our common stock;
•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;
•	any inability to deploy or invest our capital;
•	fluctuations in interest rates;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	the financial performance of, and market sentiment towards, Cleantech companies;

•	announcement of strategic developments, acquisitions and other material events by us or our competitors, or operating performance of companies comparable to us;
•	changes in regulatory policies or tax guidelines with respect to RICs, or business development companies;
•	failure to obtain and maintain RIC status;
•	actual or anticipated changes in our earnings or fluctuations in our operating results, or changes in the expectations of securities analysts;
•	changes in the value of our portfolio of investments;
•	realized losses in investments in our portfolio companies;
•	general economic conditions and trends;
•	inability to access the capital markets;
•	loss of a major funding source; or
•	departures of key personnel from our Investment Adviser.

As a publicly-traded company, we are at relatively greater risk of securities litigation than privately-held companies.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

We may allocate the net proceeds from this offering in ways with which you may disagree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may disagree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

Prior to this offering, there was no public trading market for our common stock and we cannot assure you that one will develop or be sustained after this offering. If an active trading market does not develop, you may have difficulty selling any common stock that you buy and the value of your shares may be impaired. We also cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial offering price due to sales loads, underwriting discounts and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in this offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors.

Investors in this offering will experience immediate dilution upon the closing of the offering.

Under the terms of the Investment Advisory Agreement with our Investment Adviser, we will reimburse our Investment Adviser for certain costs and expenses, including the costs of this offering. In addition, certain management fees will be paid to our Investment Adviser. As a result, as an investor in this offering, you will invest on a “gross” basis and receive distributions on a “net” basis after the payment of any fees, costs and expenses, resulting in, among other things, a lower rate of return than you might achieve by making investments directly. In particular, due primarily to the expenses incurred by us in connection with the consummation of this offering, if you

purchase shares of our common stock in this offering, you will experience immediate dilution of              per share because you will pay a price per share of common stock that will exceed the tangible book value per share after the closing of the offering.

Subsequent sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon consummation of this offering, we will have              shares of common stock outstanding (or              shares of common stock if the overallotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by management of Hercules Cleantech, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	The impact of investments that we expect to make
•	Our business prospects and the prospects of our prospective portfolio companies;
•	Our future operating results;
•	Our informal relationships with third parties;
•	The expected market for venture capital investments and our addressable market;
•	The dependence of our future success on the general economy and its impact on the industries in which we invest;
•	Our ability to access debt and equity markets;
•	The ability of our portfolio companies to achieve their objectives;
•	Our expected financings and investments;
•	Our regulatory structure and tax status;
•	Our ability to operate as a business development company and a RIC;
•	The adequacy of our cash resources and working capital;
•	The timing of cash flows, if any, from the operations of our portfolio companies;
•	The timing, form and amount of any dividend distributions;
•	The impact of fluctuations in interest rates on our business;
•	The valuation of any investments in portfolio companies, particularly those having no liquid trading market; and
•	Our ability to recover unrealized loss.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. The forward-looking statements contained herein are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of          shares of our common stock in this offering will be approximately $         (or approximately $         if the underwriters fully exercise their overallotment option), in each case assuming an initial public offering price of $         per share of common stock, after deducting the underwriting discounts and commissions and estimated organizational and offering expenses of approximately $         payable by us.

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies, including those described under “Business—Prospective Portfolio Companies” and elsewhere in this prospectus, and for general corporate purposes. We believe that current market conditions have resulted in attractive market opportunities in the origination markets for debt securities of Cleantech companies. We currently intend that all of the net proceeds of this offering will be used for our investment purposes within 12 to 18 months of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, investment criteria and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

Pending such investments, we plan to invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. Although we will pay a reduced fee of 1.0% (rather than 2.0%) on these temporary investments during the first year following closing of this offering, our ability to achieve our investment objective may be limited to the extent that the net proceeds of this offering, pending full investment, are held in time deposits and other short-term instruments. See “Regulation as a Business Development Company” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

We intend to distribute quarterly dividends to our stockholders. The timing and amount of our quarterly distributions, if any, will be determined by our Board. We intend to elect to be treated as a RIC under Subchapter M of the Code. In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains).

Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year and therefore a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. The distributions that we pay to our stockholders in a year may exceed our current and accumulated earnings and profits and, accordingly, a portion of such distributions may constitute a return of capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes.

We can offer no assurance that we will achieve operating results that will permit the payment of any dividends and distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation as a Business Development Company.”

We will maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act and the restrictions, if any, on such distributions included in the documentation governing any debt we incur in the future. For a more detailed discussion, see “Regulation as a Business Development Company.”

CAPITALIZATION

The following table sets forth:

•	Our actual capitalization at , 2011.
•

Our pro forma capitalization as adjusted to reflect (a) the sale of          shares of our common stock in this offering at the public offering price of $         per share, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $         payable by us.

You should read this table together with “Use of Proceeds” and the financial statements and related notes included elsewhere in this prospectus.

As of , 2011
	Actual	As Adjusted(1)
Assets:
Cash and cash equivalents	$	$
Total assets	$	$

Liabilities:
Total liabilities	$	$

Stockholders’ equity
Common stock, par value $0.001 per share; 25 million shares authorized; shares issued and outstanding, actual; shares issued and outstanding, as adjusted		$
Capital in excess of par value
Total stockholders’ equity

(1)	Does not include the underwriters’ overallotment option of shares.

DILUTION

The potential dilution to investors in this offering would be represented by the amount by which the initial public offering price per share exceeds our pro forma net asset value per share after the completion of this offering. Net asset value per share is determined by dividing our net asset value, which is our gross assets less total liabilities, by the number of outstanding shares of common stock.

As of the date of this prospectus, our net asset value was $        , or approximately $         per share. After giving effect to the sale of the shares to be sold in this offering and the deduction of underwriting discounts and commissions and estimated organizational and offering expenses, our pro forma net asset value would have been $        , or approximately $         per share, representing an immediate increase in net tangible book value of $         per share and an immediate dilution of $         per share or     % to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Initial public offering price per share	$
Net asset value immediately prior to this offering	$
Increase in net asset value attributable to this offering	$
Pro forma as-adjusted net asset value immediately after this offering	$
Dilution to stockholders participating in this offering (without exercise of the underwriters’ overallotment option)	$

We may also offer shares of common stock at a discount to net asset value per share in certain circumstances based on stockholder approval received prior to our initial public offering in an amount not to exceed 20% of the outstanding common stock as of the date when the proposal is approved. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Risk Factors—Risks Related to Our Common Stock.”

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in the prospectus.

Overview

Hercules Clean Technology Capital, Inc. was incorporated under the Maryland General Corporation Law on May 23, 2011. We are a specialty finance company formed for the purpose of lending to, and investing in, privately-held and select publicly-traded clean technology and clean technology-related companies, to which we refer generally as Cleantech companies. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments.

We will be a newly-organized, externally-managed, non-diversified closed-end management investment company. We intend to file an election to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act. In addition, for federal income tax purposes we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Code. We will be managed by our Investment Adviser, which will be an investment adviser registered under the Advisers Act. Hercules Technology will provide administrative services necessary for our operations.

As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of privately-held or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

Revenues

We plan to generate revenue from our investments in Cleantech companies in the form of interest payable on debt, capital gains on warrants or other equity interests that we may acquire in portfolio companies, and dividends on dividend-paying equity securities. We expect that our investments, if in the form of debt securities, will typically have a term of two to four years and bear interest at a fixed or floating rate. In some cases, our interest income will include a payment-in-kind, or PIK, component for a small portion of the total interest. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. Interest on debt securities generally is expected to be payable monthly, with the amortization of principal generally being deferred for at least one or more years from the date of the initial investment. In some cases, we may also defer payments of interest for one or more years after our investment. Any accrued but unpaid interest generally is expected to become due at the maturity date. We also may acquire equity securities that pay cash dividends on a recurring or customized basis. In addition, we expect to generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of investment management fees and overhead expenses, including our allocable portion of overhead under the Administration Agreement. Our investment management fee will compensate our Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We will bear all costs and expenses of our operations and transactions, including (without limitation) those relating to:

•	organization and offering;
•	calculating our net asset value (including the cost and expenses of any independent valuation firm);
•

fees and expenses incurred by our Investment Adviser payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	interest payable on debt, if any, incurred to finance our investments;
•	offerings of our common stock and other securities;
•	investment advisory fees;
•	brokerage fees;
•

administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and Hercules Technology, in its role as our Administrator, based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our officers, including a Chief Compliance Officer, Chief Legal Officer, Chief Financial Officer and their respective staffs);

•	transfer agent, dividend agent and custodial fees and expenses;
•	federal and state registration fees;
•	stock exchange listing fees;
•	all costs of registration and listing our shares on any securities exchange;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC or other regulators;
•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;
•	any fidelity bond, directors’ and officers’ liability insurance and any other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff;
•	independent auditors and outside legal costs;
•	proxy voting expenses; and
•	all other expenses incurred by us or Hercules Technology, in its capacity as our Administrator, in connection with administering our business.

Financial Condition, Liquidity And Capital Resources

We expect to generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We do not have any current intention to borrow funds to finance portfolio investments in the first year of operations but may, over time (including within the first year of operations), borrow money or issue debt securities within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition in an effort to increase returns to our common stockholders. This may come in the form of borrowings from banks, issuances of senior securities or securitization of portion of our investments.

Our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock and payment of our operating expenses. Immediately after this offering, we expect to have cash resources of approximately $         and no indebtedness, other than in connection with operating expenses in the ordinary course of business. This amount does not take into account the exercise of the over-allotment option. See “Use of Proceeds.”

To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

We intend to borrow funds to make investments, and may elect to do so before we have fully invested the proceeds of this offering. Factors or considerations that may cause us to consider using leverage in the first year of operations include the growth of our portfolio, the use and availability of equity capital and the current terms of any available leverage. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. See “Risk Factors—Risks Related to Our Business and Structure.” The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fees payable to our Investment Adviser, will be borne by our common stockholders. Although we do not presently intend to do so during the twelve months following completion of this offering, we may also offer and issue convertible securities, debt securities with warrants or debt securities convertible into shares of our common stock, subject to our compliance with applicable requirements under the 1940 Act, or apply to license a Small Business Investment Company, subject to the approval of the Small Business Administration. See “Regulation as a Business Development Company.”

We also may offer shares of common stock at a discount to net asset value per share in certain circumstances in an amount not to exceed 20% of the outstanding common stock as of the date when the proposal is approved. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Risk Factors—Risks Related to Our Common Stock.”

In addition to issuing securities to raise capital as described above, we anticipate that, in the future, we may securitize our loans to generate cash for funding new investments. However, we cannot assure you that we will be able to securitize our loans in the future, or at all. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. We may also explore other alternatives for securitization depending on market conditions. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests may tend to be those that are riskier and more apt to generate losses. In addition, the 1940 Act may impose certain restrictions on the structure of any such securitization.

Distribution Policy

We intend to distribute quarterly dividends to our stockholders. The timing and amount of our quarterly distributions, if any, will be determined by our Board. We intend to elect to be treated as a RIC under Subchapter M of the Code. In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains).

Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year and therefore a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. The distributions that we pay to our stockholders in a year may exceed our current and accumulated earnings and profits and, accordingly, a portion of such distributions may constitute a return of capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes.

Contractual Obligations

We will enter into two contracts under which we have material future financial commitments:

•	The Investment Advisory Agreement, pursuant to which Olympus Advisers agrees to serve as our Investment Adviser; and
•	The Administration Agreement, pursuant to which Hercules Technology agrees to serve as our Administrator.

Payments under the Investment Advisory Agreement in future periods will be equal to (1) a percentage of the value of our gross assets without deduction for any liabilities and (2) a two-part incentive fee based on our performance. See “Investment Advisory Agreement.”

Payments under the Administration Agreement will be equal to an amount based upon our allocable portion of overhead and other expenses incurred by Hercules Technology in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Compliance Officer, Chief Legal Officer, Chief Financial Officer and their respective staffs. See “Administration Agreement.”

These contracts may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. Any new investment advisory agreement or administration agreement would be subject to approval by our directors and stockholders. If either of these agreements is terminated, the costs we incur under a replacement agreement could increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Further, although our Chief Compliance Officer, Chief Legal Officer and Chief Financial Officer will have certain primary duties and responsibilities to Olympus Advisers and Hercules Technology, they may also perform duties for other related entities.

Related Parties

We will enter into the Investment Advisory Agreement with Olympus Advisers and the Administration Agreement with Hercules Technology. The Investment Adviser will be managed by members of the management team of Hercules Technology. In addition, pursuant to the terms of the Administration Agreement, Hercules Technology will provide us with the office facilities and administrative services necessary to conduct our day-to-day operations and will provide our Investment Adviser with access to Hercules Technology’s database of industry contacts and other information.

We have applied to receive exemptive relief from the SEC in order to allow us to co-invest with Hercules Technology in the future. There can be no assurance that the SEC will grant such relief or, if such relief is granted, what the timing of such relief will be or what conditions would be placed on such relief. See “Business—Exemptive Relief.”

Our executive officers and directors, as well as the current and future members of our Investment Adviser, may also serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders.

We have entered into a license agreement with Hercules Technology pursuant to which Hercules Technology has agreed to grant us a non-exclusive, royalty-free license to use the name “Hercules.” See “Certain Relationships and Related Transactions.”

Critical Accounting Policies

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with generally accepted accounting principles, or GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, our significant accounting policies are further described in the notes to the financial statements.

Valuation of Portfolio Investments

We will determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board. Since there typically will be no readily available market value for the investments in our portfolio, we expect to value substantially all of our investments at fair value, as determined in good faith by the Board pursuant to our valuation policy in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments, as determined in good faith by our Board, may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

Our Board may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio companies on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board. Our Board is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board has approved a multi-step valuation process each quarter, as described below:

(1)	our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;
(2)	preliminary valuation conclusions will then be documented and discussed with the investment committee of our Investment Adviser;
(3)	the Valuation Committee of the Board will then review the preliminary valuation of our Investment Adviser’s investment committee and that of the independent valuation firm and respond to the valuation recommendation of the independent valuation firm to reflect any comments, if any; and
(4)	the Board will then discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the Valuation Committee.

We will be subject to ASC 820, which establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We will categorize all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

•

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

•

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

We intend to follow the guidance set forth in ASC 820, which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. We expect our debt securities to be primarily invested in Sponsor-backed Cleantech companies. Given the nature of lending to these types of businesses, we expect our investments in these portfolio companies to considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

In connection with the valuation of our portfolio, we expect to apply a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, we will evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis. We intend to use pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. We will consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment. The anticipated future cash flows from each investment will then be discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Under this valuation methodology, our process will include the examination of criteria similar to those used in the original investment decision, including, among other things, the underlying investment performance, the portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We will be required to record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan is doubtful or if, under the in-exchange premise, when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, we will be required to record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or if, under the in-exchange premise, the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, we may receive warrants or other equity-related securities from the borrower. The cost basis of the warrants or other equity-related securities received will be determined based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments will be accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We expect to have few, if any, equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly-traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

We will estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately-held warrant and equity-related securities will be valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event will be utilized to corroborate our valuation of the warrant and equity-related securities. We intend to periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Income Recognition

We will record interest income on the accrual basis and we will recognize it as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount, or OID, initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and will be accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we anticipate generally placing the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods would be reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

Paid-In-Kind and End of Term Income

Contractual paid-in-kind, or PIK, interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, generally will be recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments.

BUSINESS

About Hercules Clean Technology Capital

Hercules Clean Technology Capital, Inc., or Hercules Cleantech, is a specialty finance company formed for the purpose of lending to, and investing in, privately-held and select publicly-traded clean technology and clean technology-related companies, to which we refer generally as Cleantech companies. Cleantech companies provide a diverse range of products, technologies, services and processes designed to harness renewable energy and materials, eliminate emissions and waste, reduce the use of natural resources and otherwise reduce mankind’s impact on the environment. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments.

We plan to invest primarily in Cleantech companies that are backed by financial sponsors, or Sponsors, including venture capital firms and private equity funds, with whom we will collaborate in order to provide flexible financing solutions for their Cleantech portfolio companies consistent with our investment strategy. We intend to focus our investments in privately-held and select publicly-traded clean technology or clean technology-related companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in such businesses as provided under the 1940 Act. Our goal is to become one of the leading providers of capital to Cleantech companies whose need for sophisticated and customized debt financing solutions is not being adequately addressed by traditional commercial lenders. We believe that, following this offering, we will be the largest Cleantech-focused specialty finance lender, which may provide us with a competitive advantage in the market.

Our investment strategy will be to provide capital to Cleantech companies, primarily in the form of structured debt financing, also known as venture debt, in order to fund product commercialization, growth capital, capital expenditures and strategic acquisitions, among other things. Our primary focus will be on Cleantech companies that satisfy our investment criteria and are principally located throughout the United States. The Cleantech sectors in which we plan to invest will be determined by many factors, including but not limited to venture capital investment trends, size of the end market opportunities, maturity of the applicable technologies, quality of investment deal flow, portfolio composition, governmental regulations and the availability of governmental subsidies, grants and loan guarantees for our portfolio companies’ markets.

Our investment activities will be managed by Olympus Advisers, LLC, also referred to as Olympus Advisers or the Investment Adviser. The Investment Adviser will be managed by investment professionals who are also members of the management team of Hercules Technology Growth Capital, Inc., or Hercules Technology, a publicly-traded business development company (NASDAQ: HTGC). We will be supervised by the members of our board of directors, or our Board, a majority of whom will not be considered “interested persons” of Hercules Cleantech under the 1940 Act. Hercules Technology will provide the administrative services necessary for us to operate. We believe that our ability to leverage the investment management and administrative support platforms of our Investment Adviser and Hercules Technology, respectively, will enable us to operate more efficiently and with lower overhead costs than many similar funds that invest in Cleantech companies.

We expect that the size of our investments will typically range between $5.0 million and $40.0 million, with an anticipated average investment over time of approximately $25.0 million. We will generally seek to invest in companies that anticipate generating revenues within 24 to 48 months of our investment, although we may invest in companies that are generating revenues at the time of our investment or expect to do so at or shortly following the time of our investment. In addition, we generally intend to require that, in addition to having sufficient capital to support leverage, a prospective portfolio company either have sufficient cash on its balance sheet to fully amortize its debt following our investment or demonstrate an operating plan capable of generating cash flows, or be capable of raising the additional capital, necessary to cover the company’s operating expenses and debt service for the 9 to 12 month period following our investment. However, we expect that the majority of the companies in which we invest will be cash flow negative at the time of our investment and will require additional equity capital from their respective Sponsors or financial support from other sources, such as government grants in order to service their debt obligations to us and continue their operations. In some cases, a portfolio company’s ability to obtain additional capital may be conditioned upon the achievement of certain developmental milestones or the continuation of a particular governmental program.

We intend to obtain liens on available assets of many of the Cleantech companies in which we invest. These assets may include intellectual property Alternatively, in lieu of obtaining an affirmative pledge of a portfolio company’s intellectual property, we may obtain a “negative pledge” of such intellectual property (which will restrict the portfolio company from pledging the intellectual property to any other party), coupled with a first priority security interest in the proceeds of such intellectual property (e.g., licensing fees, royalties or other sale proceeds), but will exclude any tangible assets pledged to secure debt from other lenders, if any. In addition to the expected continued financial support of the relevant Sponsors, who typically have a strong interest (and, in some cases, a contractual obligation) to provide continued financial support to their portfolio companies, we expect that liens on the assets of our portfolio companies will provide us with an additional layer of protection on our investments.

We intend to invest in privately-held and select publicly-traded companies. We may not invest in public companies with an aggregate market value of outstanding voting and non-voting common equity of more than $250 million unless, at the time of and after giving effect to such investment, at least 70% of our total assets are qualifying assets. See “Regulation.”

We will be a newly-organized, externally-managed, non-diversified closed-end management investment company. We intend to file an election to be regulated as a business development company under the 1940 Act. In addition, for federal income tax purposes we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Code.

About Olympus Advisers, LLC

Olympus Advisers will serve as our investment adviser and manage our investments. The Investment Adviser is a newly formed investment adviser that will be registered under the Investment Advisers Act of 1940, or the Advisers Act. Under our investment advisory agreement with the Investment Adviser, we will agree to pay the Investment Adviser an annual base management fee based on our gross assets (temporarily reduced during the one-year period immediately following the completion of this offering), as well as a two-part incentive fee designed to compensate the Investment Adviser based solely on performance. See “Portfolio Management,” “Investment Advisory Agreement” and “Risk Factors—Risks Relating to our Business and Structure.”

Our Investment Adviser is an affiliate of Hercules Technology, one of the nation’s leading providers of debt and equity growth capital to early- and growth-stage technology-related companies, including Cleantech, life sciences and select lower middle-market companies backed by select Sponsors. Our Investment Adviser is controlled by Manuel A. Henriquez, our Chairman, President and Chief Executive Officer. The Investment Adviser will be run by investment professionals who are also currently members of the management team of Hercules Technology, including Todd Jaquez-Fissori, Brad Pritchard, Tim McDonough, Samir Bhaumik, Parag Shah and Scott Bluestein. Hercules Technology was co-founded by Manuel A. Henriquez, who currently serves as its Chairman, President and Chief Executive Officer. Since its founding in 2004 through June 30, 2011, Hercules Technology has made over $2.4 billion in commitments to more than 170 portfolio companies, with realized losses net of warrant and equity gains of approximately $47.8 million. As of June 30, 2011, Hercules Technology employed 52 professionals, of which 22 were dedicated to deal origination and have experience in origination, credit underwriting, credit monitoring, finance and operations. Hercules Technology has offices in Palo Alto, CA, Boston, MA and Boulder, CO. The investment focus of Hercules Cleantech is intended to be different from that of Hercules Technology. See “Business—Differences Between Our Focus and the Focus of Hercules Technology.” However, we expect to benefit from the ability of our Investment Adviser’s investment professionals to identify attractive investment opportunities, conduct due diligence on and evaluate prospective investments, negotiate investments and manage a diversified portfolio of those investments.

The chart below outlines the relationship between Hercules Cleantech, Hercules Technology and our Investment Adviser:

Our Investment Adviser’s investment professionals have extensive lending and investing experience at investment funds, investment banks and other financial services companies. In particular, our Investment Adviser’s investment professionals will include Manuel A. Henriquez and certain members of the management team of Hercules Technology. See “—Our Competitive Advantages” and “Portfolio Management.” Each of these principals has a significant amount of relevant lending and investing experience and has originated investments in a large number of Cleantech, technology, life sciences and healthcare-related companies. Additionally, many of our Investment Adviser’s investment professionals have direct experience managing, investing and working within a public business development company structure. As a result of this experience, we believe that our Investment Adviser will be able to access a broad network of contacts within the Sponsor community, which we expect will provide us with our principal source of referrals for investment opportunities in Cleantech companies. In addition, we believe that our Investment Adviser will be well-positioned to assess and understand the value of the collateral, including the intellectual property, against which we will lend.

We intend to enter into an administration agreement, or Administration Agreement, with Hercules Technology pursuant to which Hercules Technology will serve as our administrator, or Administrator, and will, among other things, lease office space to us and provide us with equipment, office services and the services of certain personnel, including the management team of Hercules Technology, and provide our Investment Adviser with access to our Administrator’s database of industry contacts and other information. The responsibilities of our Administrator will include (i) overseeing our financial records, (ii) preparing reports to our stockholders and reports to be filed with the SEC and (iii) generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others. See “Administration Agreement.”

Our Market Opportunity

Cleantech

We define Cleantech to include privately-held and publicly-traded clean technology and clean technology-related companies. Cleantech companies provide a diverse range of products, technologies, services and processes designed to harness renewable energy, eliminate emissions and waste, reduce the use of natural resources and otherwise reduce mankind’s impact on the environment. While we use the term “Cleantech,” there are various terms used to describe Cleantech companies and the types of products and services they provide, such as “greentech,” “alternative energy,” “renewables,” “renewable energy,” “sustainable technologies,” “environmental technologies,” “clean energy,” “green energy” and “resource optimization,” among others. Regardless of the term, these companies generally use innovative technology, processes and business models in order to reduce the impact on the environment, while at the same time providing ways to improve operational performance, productivity and efficiency, such as through reduced costs, decreased use of natural resources and/or the production of less waste.

The market for products and services provided by Cleantech companies spans many industries and sectors and we believe that there is a growing interest among businesses and the general public in Cleantech products and services. We believe that many global forces, including population growth and improved standards of living, are causing a rapid increase in the demand for and consumption of energy and natural resources. The reliance on older, less-efficient technologies and finite natural resources to meet this demand has stressed the environment, increased resource costs and compromised the geopolitical standing of nations. We believe that all of these problems will deepen until additional cost-effective, clean and sustainable sources of energy and natural resources are developed to meet the demand over the coming decades.

Market and regulatory forces have increased awareness of the need to develop improved systems and processes in order to meet this challenge and have given rise to a systemic shift toward the development of Cleantech solutions. However, despite these developments, global demand for energy and natural resources still exceeds cost-effective, clean and sustainable supply.

Many of today’s major Cleantech companies started as venture capital-backed businesses built on technological innovation. Hercules Technology, an affiliate of our Investment Adviser, has provided capital to Cleantech companies over the past five years.

We believe that the rapid growth of Cleantech and the specific capital needs of Cleantech companies call for a new, dedicated financing solution that will provide capital to Cleantech businesses. Our goal is to become one of the leading providers of capital to Cleantech companies whose needs for sophisticated and customized financing solutions are not adequately addressed by traditional lenders.

Although the markets for Cleantech products and services are continually evolving, we view the following as the primary Cleantech sectors: Energy Generation, Energy Efficiency and Management, Storage, Transportation, Carbon, Water, Agriculture, Recycling and Waste, Advanced Materials and Technology. The following chart encompasses some of the types of products or services that comprise the relevant Cleantech sectors.

Energy Generation: The energy and electricity generation sector encompasses the development of renewable energy and non-fossil fuel production facilities and equipment and the application of various production methods and energy sources, such as photovoltaic (PV), thin film solar and solar thermal generation, fuels derived from biomass, wind power generation, waste gasification and geothermal power generation.

Energy Efficiency and Management: The energy efficiency and management sector, including what is often referred to as “smart grid,” revolves around optimizing existing electrical grid infrastructure, networks and monitoring devices to better manage power distribution, energy demand cycles and data collection and analysis. Companies in this sector help to improve environmental consciousness, optimize the information technology residing within the electrical grid infrastructure and manage the risk of energy balancing between generation and consumption.

Storage: The storage sector focuses primarily on devices that store energy that is not used when it is produced. This energy can either be in form of potential energy (e.g., electricity or gravitational energy) or kinetic energy (e.g., thermal energy). For example, improvements in battery technology fall in the first category and deliver extended battery lifecycles, safer products, faster charging batteries as well as environmentally friendly ways of storing energy.

Transportation: The transportation sector focuses on technologies relating to environmentally friendly vehicles (such as electric and hybrid-electric vehicles), drivetrain systems, exhaust purification and efficient engines. Companies in this sector aim to reduce society’s dependence and consumption of fossil fuels, as well as to reduce emissions, in each case without sacrificing product performance.

Carbon: The carbon sector focuses on the reduction of carbon emissions through technologies to sequester or transform the emissions into usable byproducts, techniques that maximize the efficiency of existing emitters and other innovative products and methods.

Water: The water sector includes treatment processes (e.g., desalination, purification and remediation) as well as water conservation technologies and monitoring systems to control the use of water.

Agriculture: The agriculture sector focuses on innovative technology in biofuel crops and crops grown for specialty chemicals, as well as products and services used in growing food and feed (e.g., pest control, fertilizers, safety testing and biological techniques to increase the quality and/or quantity of crop yield).

Recycling and Waste: The recycling and waste sector focuses on recycling technologies relating to the re-use of old materials, including computers, mobile phones, paper, lube oil and batteries, as well as processes to treat and manage waste products, with the goal of reducing the amount of waste and re-using more existing materials.

Advanced Materials: The advanced materials sector focuses on new materials used in energy products, including nanotechnology, new alloys, thin film, plastics, chemicals, metals, fabrics, plasma and packaging. These materials enable processes that are being used in several of the categories described above.

Technology: The technology sector focuses on technological solutions designed to improve, further the development of, and/or enable production in, one or more of the categories described above.

The initial Cleantech sectors in which we plan to invest will be determined by many factors, including but not limited to venture capital investment trends, size of the end market opportunities, maturity of the applicable technologies and the quality of investment deal flow, portfolio composition, governmental regulations and the availability of governmental subsidies, grants and loan guarantees for our portfolio companies’ markets.

Cleantech Lending Market Opportunity

The growth of the market for Cleantech products and services is supported by a number of factors and trends, including energy security, energy independence, rising energy prices, climate change and emissions concerns, aging infrastructure and government regulation, incentives and subsidies, among others. Venture capital firms have been an active source of equity financing for early- and growth-stage Cleantech companies, with many established venture capital firms forming Cleantech-focused funds and many single-focused venture capital firms investing solely in Cleantech companies. Because many venture capital investments involve equity financing, we believe that our focus on meeting the demand of Cleantech companies for structured debt financing will offer benefits that are distinct from, but complementary to, venture capital investments. Our Investment Adviser maintains relationships with many established investors in Cleantech companies, which we believe will provide a valuable lead generation advantage by providing us with access to individual Cleantech companies at the critical moment when they achieve a financial/business profile suitable for our financing structures.

According to the Cleantech Group, an independent research firm and leading provider of Cleantech market intelligence and research data, there were 423 investors that participated in at least one Cleantech-related venture deal in North America in 2010 and venture capital investment in North American Cleantech companies totaled approximately $5.4 billion over the course of 2010, representing a 48% increase over 2009 and a 299% increase over 2005. In addition, according to Cleantech Group, in 2010 there were 10 Cleantech IPOs in North America that raised a combined total of $1.3 billion and 339 Cleantech M&A transactions involving North American Cleantech companies representing $12.3 billion in transaction value.

The chart below depicts the growth in North American Cleantech venture capital investment through 2010:

We believe that very few banks and specialty finance companies focus on venture lending generally and that even fewer focus on venture lending to Cleantech companies specifically. As a result, we believe that the market for providing structured debt capital to Cleantech companies is currently underserved and we expect less competition for financing Cleantech companies than for financing non-Cleantech companies. In this regard, lenders that have remained active in the Cleantech market have, to date, benefited from a broad re-pricing of risk, rationalization of leverage levels and negotiation of generally more favorable deal terms in comparison to lending in other markets.

Because we believe that Cleantech companies are underserved by traditional lenders, we intend to satisfy the financing needs of Cleantech companies while also seeking to negotiate more favorable terms on our investments in Cleantech companies than the terms that we believe would be available for investments in more established non-Cleantech companies served by traditional lenders. Such favorable terms may include higher debt yields, more significant covenant protections or greater equity participation in the form of warrants than is typical of other venture capital-related transactions. We believe that the current investing environment will provide us with attractive opportunities to both grow our portfolio with favorable risk-adjusted returns and build our reputation as a reliable lender to growth-oriented Cleantech companies. In addition, we believe that the number of attractive lending opportunities will increase along with the overall growth of Cleantech, as well as increased venture capital awareness of, and investment in, Cleantech companies.

We believe that Cleantech companies present us with attractive lending opportunities and we expect that the following factors, among others, will help us to continue to build a robust pipeline of investment opportunities in Cleantech companies:

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The significant expansion of Cleantech is expected to increase demand for financing solutions for Cleantech companies. The Cleantech Group currently tracks over 10,000 Cleantech companies globally and its analysts estimate the global venture capital investment in Cleantech companies totaled approximately $7.9 billion during 2010. We believe that as Cleantech matures, Sponsors and potential portfolio companies will want to partner with providers of debt capital to meet the growing capital needs of Cleantech companies and to potentially enhance equity returns. Continued growth in the number of Cleantech companies and global venture capital investment in Cleantech companies is likely to drive demand and transaction velocity for venture debt and increase potential investment opportunities for us. We believe that Sponsors and portfolio companies will appreciate our focus on satisfying the unique capital needs of Cleantech companies and our ability to offer customized financing solutions.

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Many Cleantech companies are highly capital intensive and require significant expansion capital. A number of Cleantech sectors, such as Energy Generation and Transportation, require significant capital to take a particular product from concept to laboratory testing to pilot program to demonstration to scaled production. In many cases, the total capital needs of these companies were not anticipated by Sponsors at the time of original investment, leaving a capital shortfall. In addition, we believe that structured debt financing represents a cost of capital more appropriate to an expansion/commercialization of a proven technology versus a venture capital equity investment priced to support technology development.

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Cleantech companies have been underserved by traditional lending sources. Cleantech companies in our target market have generally relied upon equity financing rather than debt financing. As a result, the debt financing market for these companies is generally less developed than the broader debt market. Traditional lenders are typically unable or unwilling to underwrite the risks associated with Cleantech companies in our target market primarily due to their inability to structure investments that minimize inherent risk and to adequately value the company’s enterprise value, including its intellectual property. The unique cash flow characteristics of many Cleantech companies include significant research and development costs, as well as capital expenditures and high projected revenue growth. This often makes such companies difficult to evaluate from a traditional credit perspective.

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Recent credit market dislocation has created an opportunity for more attractive risk-adjusted returns for venture debt investing in Cleantech companies. We believe that the global credit crisis that began in 2008 and the subsequent exit of traditional lenders, such as commercial banks and finance companies, have resulted in an increase in opportunities for alternative funding sources for Cleantech companies. In addition, lending requirements of remaining debt capital providers have become more stringent due to the significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated market and the current financial turmoil affecting the banking system and financial market. As a result, we believe that there is less competition in our market and an increased opportunity for more attractive risk-adjusted returns.

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We believe that there will be a strong demand for debt capital providers able to meet the specific needs of Sponsor-backed Cleantech companies. We believe that as Cleantech continues to mature, Sponsors will increasingly need to collaborate with providers of less-dilutive capital in order to meet the growing capital needs of Cleantech companies. Given the factors described above, we believe traditional lenders generally do not have flexible product offerings to service Cleantech companies. The financing products offered by traditional lenders typically impose many restrictive covenants and conditions, including limiting cash outflows and require a significant depository relationship to facilitate rapid liquidation. We believe that this will create a significant opportunity for us and other providers of more-tailored financing solutions. We believe that, following this offering, we will be the largest Cleantech-focused specialty finance lender, which may provide us with a competitive advantage in the market.

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There are considerable barriers to entry in the Cleantech venture lending business. The venture debt industry is highly specialized and there are significant barriers to entry, including the importance of a proven track record of venture debt investing and the need for a significant amount of capital in order to adequately diversify venture debt investments across companies, industries and sectors and sub-sectors. In addition, the emergence of Cleantech is a relatively recent development and it continues to evolve. As a result, successful investing in Cleantech requires that significant time and effort be dedicated to understanding the Cleantech market, Cleantech companies generally, and their products and services specifically.

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Cleantech companies represent a significant opportunity for attractive capital returns. We believe that our investment focus and disruptions in the credit markets will typically enable us to structure investments with lower leverage, higher yields and/or shorter durations than were typical prior to the market disruption beginning in 2008. We believe that decreased availability of senior debt has driven senior leverage downwards and pricing upwards and that the declining valuation environment for Cleantech companies in our target market will help us build a complementary portfolio of equity-related securities at attractive valuation levels. In addition, we believe that financial buyers are committing to a historically higher level of equity with a view to refinancing when the credit markets have settled.

We expect that these factors, and others, will continue to foster a robust investment pipeline and create attractive investment opportunities for Hercules Cleantech. The Cleantech sectors in which we plan to invest will be determined by many factors, including but not limited to venture capital investment trends, size of the end market opportunities, maturity of the applicable technologies, quality of investment deal flow, portfolio composition, governmental regulations and the availability of governmental subsidies, grants and loan guarantees for our portfolio companies’ markets. We anticipate that our portfolio will be comprised of investments in Cleantech companies at various stages of their development. Our emphasis will be on privately-held companies with Sponsor support that are focused on production expansion, demonstration/pilot production and early-stage commercialization. These companies may or may not be generating revenue at the time of our investment. However, we will generally seek to invest in companies that anticipate generating revenues within 24 to 48 months of our investment, although we may invest in companies that are generating revenues at the time of our investment or expect to do so at or shortly following the time of our investment.

We anticipate that, over time, our investment portfolio will consist primarily of debt investments in Cleantech companies. However, we may from time to time invest up to 20% of our assets opportunistically in other types of investments to enhance returns to stockholders.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

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Focus on underserved Cleantech companies. Cleantech companies are generally privately-held and are less well-known to traditional lenders, including finance companies and commercial and investment banks. We believe that many viable Cleantech companies have been unable to obtain sufficient growth financing from such traditional lenders due primarily to the ongoing credit market dislocation, such companies’ significant need for capital and high cash utilization rate, consolidation of traditional lenders and the adoption by traditional lenders of a more risk-averse approach to lending. We believe that broad-based consolidation in the financial services industry, coupled with operating margin and growth pressures, have caused financial institutions to de-emphasize services to Cleantech companies in favor of larger corporate clients and capital market transactions.

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Leverage the experience and industry relationships of our Investment Adviser and its investment professionals. We plan to concentrate our investing activities generally in Cleantech sectors in which our Investment Adviser and its investment professionals have direct investment experience. These sectors include Energy Generation, Energy Efficiency and Management, Storage, Transportation, Carbon, Water, Agriculture, Recycling and Waste, Advanced Materials and Technology. The Investment Adviser’s investment professionals have extensive experience as Sponsors, commercial lenders and originators of senior and mezzanine debt and equity investments in technology-related companies, including a number of Cleantech companies, as well as operational, research and development and finance experience with Cleantech companies. We intend to build upon that experience in order to identify attractive investment opportunities in these companies, determine the value of the tangible and intangible assets held by such companies, evaluate their business prospects and operating characteristics and, ultimately, negotiate investments in these companies. In addition, our Investment Adviser has established contacts with leading Sponsors, publicly-traded and privately-held Cleantech companies, research institutions, other Cleantech-related participants and, to a lesser extent, unsponsored Cleantech companies, which we believe will enable it to identify and attract well-positioned prospective portfolio companies. Our strategy will include an intensive and proactive sourcing of transactions by our Investment Adviser.

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Provide financing complementary to Sponsors’ capital. Our primary channel for sourcing our investments in Cleantech companies will be through Sponsors with whom the Investment Adviser or its investment professionals have long-standing relationships. Our Investment Adviser will also strive to develop new relationships with referral sources and equity Sponsors. With respect to both existing and new relationships, our goal is to collaborate with Sponsors in the transaction in order to create viable and mutually beneficial solutions rather than simply providing debt capital to leverage their returns. We expect to offer a broad range of investment structures and believe that our Investment Adviser possesses the necessary and relevant expertise and experience to effectively structure and price investments in our portfolio companies. Because Sponsors typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complementary source of less dilutive capital, both by the portfolio companies and their Sponsors.

In addition, we believe that many Sponsors will encourage their portfolio companies to use debt financing for a portion of their capital needs in order to potentially accelerate product commercialization, enhance equity returns while minimizing equity dilution and increase valuations prior to a liquidity event.

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Structure our investments to achieve attractive risk-adjusted returns and mitigate risk of principal loss. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income (such as due diligence, facility or other fees payable by borrowers), as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, senior collateral lien positions, relatively short maturities, security interests in the tangible and intangible assets of our portfolio companies, continued support from a Sponsor firm at the time we make our investment and, where appropriate, various covenants and conditions, including a requirement that the prospective portfolio company have a specified amount of available cash at the time of our investment.

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Apply rigorous underwriting policies and proactive portfolio management. Our Investment Adviser intends to implement the same proven underwriting policies to be followed in each transaction as those utilized by Hercules Technology. These policies will include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team, operating discipline, growth potential and industry fundamentals, which will allow us to better assess the potential portfolio company’s prospects. After investing in a portfolio company, we will monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. In addition, in some cases we expect to utilize financial and non-financial covenants to track and monitor our portfolio companies on a monthly and quarterly basis. We believe that our initial and ongoing portfolio review process will allow us to effectively monitor the performance and prospects of our portfolio companies.

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Focus on preservation of capital and mitigation of risk. Capital preservation is fundamental to our investment strategy and process. We intend to focus primarily on investing in debt of companies with conservative capital structures, as demonstrated by modest loan-to-enterprise values. In connection with the foregoing, we will seek to structure our investments so that they include a lien on available assets, which may include intellectual property, as well as certain covenants that must be satisfied by the borrowers on an ongoing basis. Additionally, we expect that many of our investments will include warrants and/or premium payments or other end of loan term payments (i.e., back-end fees). We believe that this structure should facilitate obtaining attractive risk-adjusted returns through current income and capital appreciation, while potentially lowering the risk profile of our investments.

Our Competitive Advantages

We believe that we are well positioned to become one of the leading providers of sophisticated and customized financing solutions to our target market for the following reasons:

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Highly experienced management. Our Investment Adviser will be managed by investment professionals who are also members of the management team of Hercules Technology. These investment professionals have extensive experience lending to, and investing in, Cleantech, technology, life sciences and healthcare-related companies. Based on that experience, we believe that our Investment Adviser will be well-positioned to assess and understand the value of the collateral, including the intellectual property, against which we will lend and to structure deals designed to seek to maximize returns while reducing the risk of loss. Additionally, our Investment Adviser’s investment professionals have direct experience managing, investing on behalf of and working within the structure of a public business development company.

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Dedicated provider of alternative, but complementary, financing to Cleantech companies. We believe that our structure as a business development company, our focused investment strategy, the experience of our Investment Adviser’s investment professionals investing in Cleantech companies and their ability to provide ongoing management support and guidance will position us as an attractive alternative to more traditional, and less flexible, financing options. In addition, we believe our ability to collaborate with Sponsors of Cleantech companies will allow us to provide debt financing solutions that are complementary to Sponsors’ equity capital.

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National origination platform focused on Sponsors within our target market. The Investment Adviser will source our investments through offices located in Palo Alto, CA, Boston, MA and Boulder, CO. Our Investment Adviser and its investment professionals have deep and diverse national origination relationships in the Sponsor markets as well as relationships with various deal intermediaries, such as investment bankers, venture capitalists, private equity managers, commercial bankers, lawyers, accountants and business brokers. These relationships provide an important channel through which our Investment Adviser expects to generate deal flow consistent with our investment strategy. In addition, we expect to benefit from the reputation of our Investment Adviser’s investment professionals, from their track record of closing deals and from their access to Hercules Technology’s proprietary and comprehensive relationship management database system, which tracks various aspects of the investment process, including sourcing, originations, transaction monitoring and post-investment performance. We believe that this proprietary database, which as of June 30, 2011 tracks more than 24,000 deal sources and over 5,900 venture capital and private equity investors (as well as various other industry contacts), will provide us with a competitive advantage by allowing us and our Investment Adviser to maintain, cultivate and grow industry relationships while providing us with comprehensive information on Cleantech companies and their Sponsors.

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Highly customizable financing solutions designed to meet our target markets needs. Unlike many of our competitors, who only invest in companies that fit a specific set of investment parameters, we expect to have the flexibility to structure and customize our investments to suit the particular needs of our portfolio companies. We will offer customized financing solutions ranging from senior debt to equity capital, with a focus on debt with back-end fees and/or warrants.

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Robust deal flow and pipeline from long-term relationships. Our Investment Adviser has identified                      potential investment opportunities, with aggregate principal balances totaling more than $         as of                     , 2011, substantially all of which we believe will satisfy our investment criteria. There can be no assurance that we will make any of these investments. Our Investment Adviser and its investment professionals have developed long-term relationships with members of the Sponsor community, who we believe will generally regard our debt-oriented investments as complementary to the equity financing they provide to their portfolio companies. We believe that these relationships will help us to continue to build a robust pipeline of potential investment opportunities. See “Business—Prospective Portfolio Companies” and “Business—Exemptive Relief.”

•

Disciplined investment process and regimented credit monitoring. We intend to utilize the proven investment process of our Investment Adviser’s investment professionals in reviewing lending opportunities, structuring transactions and monitoring investments. Similar to the approach used by Hercules Technology, our Investment Adviser intends to adopt an analytic approach to lending, under which credit considerations will dominate pricing determinations and it intends to seek to minimize credit losses through effective underwriting, due diligence, structuring and, if and when available, positive and negative covenants. Similar to the approach taken by Hercules Technology, following each investment we intend to subject our portfolio investments to a regimented credit monitoring infrastructure to observe developments in our borrower’s business. We believe that this approach will enable our Investment Adviser to identify problems early and assist borrowers before they face difficult liquidity constraints.

•

Capital structure and status as a corporation. In contrast to traditional mezzanine and investment funds, which typically have a limited life, we believe that our structure as a corporation, which allows for a perpetual duration and provides us the ability to raise “permanent” capital, will enable us to be a long-term partner for our portfolio companies and Sponsor relationships. In addition, because of our access to the public equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds, since we will not have a finite investment horizon or be required to return invested capital to investors by a specified date. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Prospective Portfolio Companies

Following the completion of this offering, we intend to make investments in a number of potential portfolio companies that our Investment Adviser has identified as satisfying our investment criteria. Specifically, our Investment Adviser has identified potential investment opportunities, with aggregate principal balances totaling more than $             as of                    , 2011, substantially all of which we believe will satisfy our investment criteria. The consummation of each of our investments will depend upon satisfactory completion of our due diligence investigation of the prospective portfolio companies, our confirmation and acceptance of the investment terms, acceptable structure and financial covenants, the execution and delivery of final binding agreements in forms mutually satisfactory to the parties, the absence of any material adverse change and the receipt of any necessary consents. Based on the foregoing factors, there can be no assurance that we will make any of these investments.

We anticipate that, over time, our investment portfolio will consist primarily of debt investments in Cleantech companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in such businesses as provided under the 1940 Act. However, we may from time to time invest up to 20% of our assets opportunistically in other types of investments to enhance returns to stockholders.

We have applied to receive exemptive relief from the SEC in order to co-invest with Hercules Technology in the future. There can be no assurance that the SEC would grant such relief or, if such relief is granted, what the timing of such relief would be or what conditions would be placed on such relief. If we receive the necessary co-investment exemptive relief from the SEC as we have requested it, Hercules Technology would be given the option to co-invest with us up to 33% of the investment value of each of our prospective investments, but not to exceed $15 million per investment. Our ability to invest in such investments will be independent of Hercules Technology’s willingness or ability to co-invest with us and if Hercules Technology for whatever reason is unable, or is unwilling, to co-invest in such investment, we may choose, subject to applicable regulatory and other conditions, to acquire 100% of the relevant investment.

Exemptive Relief

As a business development company, we generally will not be permitted to make any co-investments with our Investment Adviser or any of its affiliates without an exemptive order from the SEC unless the investment transaction involves no negotiation of material terms other than price. Because Hercules Technology may be considered an affiliate of our Investment Adviser, we have applied to the SEC for exemptive relief to permit us to co-invest with Hercules Technology on an ongoing basis. There can be no assurance that the SEC will grant such relief or, if such relief is granted, what the timing of such relief will be or what conditions would be placed on such relief. See “Business—Conflicts of Interest Policy” and “Certain Relationships and Related Transactions.”

Conflicts of Interest Policy

Because of the relationship between Hercules Cleantech and Hercules Technology, we will be exposed to risks related to certain conflicts of interest between us and Hercules Technology. In order to address these risks, Hercules Cleantech and Hercules Technology will adopt a Conflicts of Interest Policy. Not all conflicts of interest can be expected to be resolved in our favor. See “Business—Exemptive Relief” and “—Conflicts of Interest Policy,” “Certain Relationships and Related Transactions” and “Risk Factors—Risks Relating to our Business and Structure.”

Hercules Technology focuses primarily on technology-related companies, including Cleantech, life sciences and select lower middle-market companies backed by venture capital and private equity firms and may also finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. The investment focus of Hercules Technology will generally be different from ours, as highlighted in the table below. Nevertheless, it is possible that new investment opportunities that satisfy our investment criteria may come to the attention of our Investment Adviser’s investment professionals in connection with their work at Hercules Technology and, if so, such opportunities might not be offered, or otherwise made available, to us. In order to address these risks, both we and Hercules Technology will adopt guidelines governing the allocation of investment opportunities in view of these potential conflicts of interest. Our executive officers, directors and Investment Adviser intend to address any potential conflicts in an equitable manner consistent with their applicable duties under law.

In general, our Conflicts of Interest Policy will provide that Hercules Cleantech and Hercules Technology will be allocated investments that would not be appropriate for the other. Such factors may include each company’s respective regulatory or tax structures, then current investment portfolios, or availability of capital. Given that we are generally not permitted to make any co-investments with our Investment Adviser or its affiliates without an exemptive order from the SEC, prior to the issuance of the requested exemptive relief from the SEC, our Conflicts of Interest Policy will dictate that investments that would otherwise be appropriate for both Hercules Cleantech and Hercules Technology will generally be allocated on an alternating basis, to the extent appropriate in the circumstances, to either Hercules Cleantech or Hercules Technology, with the ultimate goal of allocating to each of Hercules Cleantech and Hercules Technology the same aggregate proportional amount of Cleantech investment opportunities.

We will also adopt a Code of Ethics which will apply to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director, investment professional and employee of Hercules Cleantech and our Investment Adviser, as applicable. Our Code of Ethics will require that all officers, directors, investment professionals and employees avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Hercules Technology has also adopted its own code of ethics.

See “Certain Relationships and Related Transactions” and “Risk Factors—Risks Relating to our Business and Structure.”

Differences Between Our Focus and the Focus of Hercules Technology

Although there may be overlap in certain Cleantech investments, our investment focus is intended to be different from that of Hercules Technology. Hercules Technology targets investments in portfolio companies with revenues ranging up to $25.0 million (such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates the generation of revenues within 24 to 48 months) and generally makes debt investments in portfolio companies ranging from $1.0 million to $30.0 million. During the quarter ended June 30, 2011, the average investment size for Hercules Technology was approximately $7.0 million. Hercules Cleantech intends to target investments in portfolio companies with revenues ranging up to $200.0 million (Hercules Cleantech anticipates that such entities will typically have no revenue at the time of investment, but may have government loan proceeds, government grants and non-recurring revenues from corporate partners to assist in product or service commercialization) and expects that the size of its investments will typically range between $5.0 million and $40.0 million. Because typically the nature of investments in Cleantech companies are larger in size, co-investment by Hercules Technology and Hercules Cleantech will allow Hercules Technology to maintain its typical investment sizing and have a more diversified portfolio of technology-related companies while allowing Hercules Cleantech to focus on Cleantech investments and participate in the larger size of investments common in the Cleantech industry.

The following table highlights the principal differences between Hercules Cleantech and Hercules Technology:

	Hercules Technology	Hercules Cleantech
Sponsors	• Venture capital firms (primary) • Select private equity funds	Sponsors dedicated to or focused on Cleantech companies • Venture capital firms (primary) • Private equity firms • Government agencies • Corporate strategic investors

Industry Focus	Technology-related industries, including Cleantech, life sciences and select lower middle-market companies.	Exclusively Cleantech.

Target Revenue (at time of investment)	$0 to $25 million (such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 to 48 months)	$0 to $200 million

(typically no revenue at initial
investment, however may have
government loan proceeds,
government grants and non-
recurring revenues from
corporate partners to assist
product or service
commercialization)

Product Development Risk	High product development risk (early in the product development cycle)	Declining product development risk (later in the product development cycle)—generally entering into a pilot/demo program or early stages of commercialization

EBITDA	• Generally no EBITDA (focus on EBITDA positive in lower middle-market companies) • Cash flow negative • Companies beyond the seed stage of development	• Generally no EBITDA • Cash flow negative • Pre-commercialization stage companies

	Hercules Technology	Hercules Cleantech

Company Lifecycle Focus

• Emerging growth (initial product launch; sales and marketing risk)

• Expansion stage companies (private companies following or in connection with a subsequent institutional round of equity financing)

• Established stage companies (private companies in their later rounds of financing and certain public companies)

• Emerging growth (initial
product launch; sales and
marketing risk)

•   Expansion stage companies
(private companies
following or in connection
with a subsequent
institutional round of equity
financing)

•   Established stage companies
(private companies in their
later rounds of financing and
certain public companies)

Typical Investment Size	$1 to $30 million	$5 to $40 million

Typical Use of Proceeds	Primarily product development capital and general working capital purposes such as to fund operating losses and growth capital	Product development, expansion,growth capital and product commercialization

Government Grants or Guarantees	Typically, none	Generally may include grants, tax concessions or loan guarantees from federal and/or local governments

Public / Private Target Focus	Primarily venture capital and private equity supported companies and select public companies	Primarily private Sponsor-backed companies and select public companies

Equity Upside Potential	Primarily through warrants and co-investment rights	Primarily through warrants and co-investment rights

Typical Source of Repayment	Next equity round of financing, company sale, cash on balance sheet or future IPO	Next equity round of financing, project sales, development fees, government grants, company or product acquisition, cash on balance sheet or future IPO

Our Structure

We will be an externally-managed, non-diversified, closed-end investment company and we intend to file an election to be regulated as a business development company under the 1940 Act. As a business development company, we will be required to meet various regulatory tests. A business development company is required to invest at least 70% of its total assets in “qualifying assets,” including securities of private and thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. A business development company also must meet an asset coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock outstanding, of at least 200% subsequent to each borrowing or issuance of senior securities. See “Regulation as a Business Development Company.”

For federal income tax purposes, we intend to elect to be treated as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC for federal income tax purposes, we must meet certain requirements, including minimum distribution requirements. See “Material United States Federal Income Tax Considerations.”

Our Investments and Operations

We intend to invest principally in debt securities and, to a lesser extent, in equity or equity-related securities, with a particular emphasis on structured debt with back-end charges and/or warrants. We expect that the size of our investments will typically range between $5.0 million and $40.0 million, with an anticipated average investment over time, of approximately $25.0 million. We will generally seek to invest in companies that anticipate generating revenues within 24 to 48 months of our investment, although we may invest in companies that are generating revenues at the time of our investment or expect to do so at or shortly following the time of our investment.

We intend to structure our debt securities to provide for amortization of principal over the life of the loan. In that regard, we generally intend to require that, in addition to having sufficient capital to support leverage, a prospective portfolio company either have sufficient cash on its balance sheet to fully amortize its debt following our investment or demonstrate an operating plan capable of generating cash flows, or be capable of raising the additional capital, necessary to cover the company’s operating expenses and debt service for the 9 to 12 month period following our investment. However, we expect that the majority of the companies in which we invest will be cash flow negative at the time of our investment and will require additional equity capital from their respective Sponsors or financial support from other sources, such as government grants. In some cases, a portfolio company’s ability to obtain additional capital will be conditioned upon the achievement of certain developmental milestones or the continuation of a particular governmental program.

We intend to obtain liens on available assets of many of the Cleantech companies in which we invest. These assets may include intellectual property (or a negative pledge of intellectual property, coupled with a first priority security interest on the proceeds from such intellectual property), but will exclude any tangible assets pledged to secure debt from other lenders, if any. In addition to the expected continued financial support of the relevant Sponsors, who typically have a strong interest (and, in some cases, a contractual obligation) to provide continued financial support to their portfolio companies, we expect that liens on the assets of our portfolio companies will provide us with an additional layer of protection on our investments.

Our debt investments may carry fixed or variable contractual interest rates typically ranging from Prime to 18%. In addition to the cash yields received on our loans, in some instances certain loans may also include any of the following: end of term payments, exit payments, balloon payment fees or prepayment fees, which we may be required to include in income prior to receipt. We also expect to generate revenue in the form of commitment and facility charges and to a lesser extent, due diligence fees. In addition, we expect that our structured debt investments will have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. We generally expect that the warrants will be immediately exercisable upon issuance and will remain exercisable for the lesser of five to seven years or one to three years after an initial public offering. The exercise prices for the warrants will likely vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions and put rights upon the occurrence of certain events.

We plan to generally target a total annualized return (including interest, fees and value of warrants) of     % to     % for our debt investments. We expect the typical features of our preferred investment product to be as set forth in the chart below.

	Structured debt with warrants	Senior Debt	Equipment Loans	Equity-related Securities
Typical Structure	Term debt with warrants	Term or revolving debt	Term debt with warrants	Preferred stock or common stock

Investment Horizon	Long term, ranging from 2 to 4 years, with an average of 3 years	Usually under 3 years	Ranging from 3 to 4 years	Ranging from 3 to 7 years

Ranking/Security	Senior secured, either first out or last out, or second lien	Senior/First lien	First lien secured only by underlying equipment	None/unsecured

Covenants	Less restrictive; Mostly financial; Maintenance-based	Generally borrowing base and financial	None	None

Risk Tolerance	Medium/High	Low	High	High

Coupon/Dividend	Cash pay—fixed or floating rate; Payment-in-kind in limited cases	Cash pay—floating or fixed rate	Cash pay-floating or fixed rate and may include Payment-in- kind	Generally none

Customization or Flexibility	More flexible	Little to none	Little to none	Flexible

Equity Dilution	Low to medium	None to low	Low	High

Typically, our structured debt and equity investments take one of the following forms:

•

Structured debt with warrants. We expect to invest a significant portion of our assets in structured debt with warrants of prospective portfolio companies. Traditional “mezzanine” debt is a layer of high-coupon financing between debt and equity that most commonly takes the form of subordinated debt coupled with warrants, combining the cash flow and risk characteristics of both senior debt and equity. However, our investments in structured debt with warrants may be the only debt capital on the balance sheet of our portfolio companies and in many cases we have a first priority security interest in all of our portfolio company’s assets, or in certain investments we may have a negative pledge on intellectual property, coupled with a first priority security interest on the proceeds from such intellectual property. Our structured debt with warrants typically have maturities of between two and four years, with full amortization after an interest only period for emerging-growth or expansion-stage companies and longer deferred amortization for select established-stage companies. Our structured debt with warrants generally carry a contractual interest rate between Prime and 18% and may include an additional end-of-term payment or payment in kind, or PIK, interest and are typically in an amount between $5.0 million and $40.0 million. In many cases we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may prohibit a company from pledging or otherwise encumbering their intellectual property, but will have a first priority security interest on the proceeds from such intellectual property. We may structure our structured debt with warrants with restrictive affirmative and negative covenants, default penalties, prepayment penalties, lien protection, equity calls, change-in-control provisions or board observation rights.

•

Senior Debt. We will seek to invest a portion of our assets in senior debt. Senior debt may be collateralized by accounts receivable and/or inventory of prospective portfolio companies. Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also may impose covenants on a borrower with regard to cash flows and changes in capital structure, among other items. We generally will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property, coupled with a first priority security interest on the proceeds from such intellectual property. Our senior loans, in certain instances, may be tied to the financing of specific assets. In connection with a senior debt investment, we may also provide the borrower with a working capital line-of-credit that will carry an interest rate ranging from Prime or LIBOR plus a spread with a floor, generally maturing in one to three years and will be secured by accounts receivable and/or inventory.

•

Equipment Loans. We may invest a portion of our assets in equipment-based loans to prospective portfolio companies. Equipment-based loans are secured by a first priority security interest in only the specific assets financed. These loans generally carry a contractual interest rate between Prime and 18% and have an average term between three and four years. Equipment loans may also include end of term payments.

•

Equity-Related Securities. The equity-related securities we may hold may consist primarily of warrants or other equity interests generally obtained in connection with our structured debt investments. In addition to the warrants received as a part of a structured debt financing, we typically receive the right to make equity investments in a portfolio company in connection with that company’s next round of equity financing. In addition, on certain debt investments we may have the right to convert a portion of the debt investment into equity. These rights will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. These equity-related investments are typically in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return and with customary anti-dilution protection and preemptive rights. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold. We may also make stand alone direct equity investments into portfolio companies in which we may not have any debt investment in the company.

Investment Criteria

We have identified several criteria that, among others, we believe will be important in achieving our investment objective with respect to prospective portfolio companies. We believe that a critical element in building a successful long-term track record of investment will be a rigorous analytical process at all stages of investment that includes consideration of numerous qualitative and quantitative factors. These criteria, while not exhaustive, provide general guidelines for our investment decisions:

•

Portfolio composition. While we generally plan to focus our investments in sponsored Cleantech companies, we will seek to diversify across various Sponsors as well as across various sectors and geographies. We generally expect to focus on investments in Cleantech companies that are beyond the research and development phase of their lifecycles.

•

Continuing support from one or more Sponsors. We generally intend to invest in companies in which one or more established Sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established Sponsors with meaningful commitments to the business will be a key characteristic of a prospective portfolio company. In addition, we will look for representatives of one or more Sponsors to maintain seats on the board of directors of a prospective portfolio company as an indication of such commitment.

•

Experienced management team. We generally will require that our portfolio companies have a seasoned management team, with strong corporate governance. We also will seek to invest in companies that have proper incentives in place, including having significant equity interests, in order to motivate management to act in accordance with our interests as investors.

•

Dominant or defensible market positioning. We generally will seek to invest in portfolio companies with proven products and/or services and strong regional or national operations. In particular, we will look for strong barriers to entry and perform a significant amount of due diligence in order to ascertain the value of intellectual property and market position.

•

Security interest. In many instances we expect to seek a first priority security interest in all of the portfolio company’s tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In other cases we may obtain a negative pledge prohibiting a portfolio company from pledging or otherwise encumbering their intellectual property coupled with a first priority security interest on the proceeds from such intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold will be an important factor in our credit analysis. Such estimated liquidation value will be subject to assumptions that may change over the life of the investment, especially as it relates to estimating the value of intellectual property. We generally evaluate both tangible assets, such as inventory and equipment and intangible assets, such as intellectual property, customer lists, networks and databases.

•

Covenants. Our investments may include, among other provisions, covenants that require the portfolio company to provide periodic financial and operating metric reports and/or limit the portfolio company’s ability to, among other things, incur additional debt, sell assets, recapture dividends, engage in transactions with affiliates and consummate extraordinary transactions, such as a merger or recapitalization, without our consent. In addition, we may require such other performance or financial based covenants as we deem appropriate.

•

Ability to exert meaningful influence. We intend to target investment opportunities in which we will be the lead/sole investor in our round of financing and in which we can add value through active monitoring and guidance.

•

Exit strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we will analyze the potential for that portfolio company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the portfolio company or a purchase of our equity position by the portfolio company or one of its stockholders

Investment Process

Our Investment Adviser’s investment professionals have extensive lending and investing experience at investment funds, investment banks and other financial services companies. As a result of this experience, we believe that our Investment Adviser will be able to access a broad network of contacts within the venture capital and private equity community, which we expect will provide us with our principal source of referrals for investment opportunities in Cleantech companies.

We expect that our Investment Adviser will utilize the proprietary SQL database of Hercules Technology to track companies and investments across our investment process. As of June 30, 2011 the database tracks over 24,000 deal sources and over 5,900 Sponsors, as well as various other industry contacts. We expect that our Investment Adviser will utilize this database to maintain, cultivate and grow its industry relationships and provide us with comprehensive details on both our portfolio companies and, more generally, Cleantech companies and their Sponsors. However, although under the Administration Agreement we will have a limited right to use Hercules Technology’s proprietary database, we will not have any ownership interest therein.

Our Investment Adviser is organized around the four key elements of our investment process:

•	Origination;
•	Underwriting;
•	Documentation; and
•	Loan and Compliance Administration.

Our Investment Adviser’s investment process is summarized in the following chart:

Origination

We expect our Investment Adviser to source transactions across an extensive array of relationships, including relationships with Sponsors, investment banks and regional intermediaries, specialized advisory firms and lawyers, accountants and other professional service firms serving Cleantech companies.

We expect that our Investment Adviser will utilize the proprietary and comprehensive SQL database developed by Hercules Technology to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. We believe that this system will allow our Investment Adviser to maintain, cultivate and grow our industry relationships while providing comprehensive details on

Cleantech companies and their Sponsors. The SQL database captures key financial and operating metrics, including monthly financials, key covenants and deal terms. In addition to providing key financial information, the database enables any authorized user to quickly access additional relevant information on a portfolio company, including key management and investor contacts, loan commitments, drawdown periods, schedule of drawdowns, loan balances, interest payments, net exposure, warrant or equity rights, leverage, lien position, credit rating, covenants, term sheets, comments from the deal Sponsor or other authorized user, competitors and all documents related to the investment.

The origination process for our investments will include sourcing, screening, preliminary due diligence and deal structuring and negotiation. If a prospective portfolio company generally meets certain underwriting criteria, the Investment Adviser will perform preliminary due diligence, including high level company and technology assessments, evaluation of its Sponsors’ support, market analysis, competitive analysis, evaluation of select management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory and the origination team recommends moving forward, the Investment Adviser will then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity will move to our Investment Adviser’s underwriting group to complete formal due diligence review and approval.

Underwriting

Our Investment Adviser’s underwriting review will include formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. The underwriting team for a proposed investment consists of (i) the deal Sponsor who possesses specific industry knowledge and is responsible for originating and managing the transaction, (ii) investment professionals who perform due diligence, credit and corporate financial analyses and (iii) as needed, our in-house counsel or our Investment Adviser’s in-house counsel. To ensure consistent underwriting, our Investment Adviser will use standardized due diligence methodologies, which will include due diligence on financial performance and analysis of the operations, accounting policies and the legal and regulatory framework of a prospective portfolio company. The members of the underwriting team will work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our Investment Adviser’s evaluation of a proposed investment, the underwriting team will prepare an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team will meet with key management of the company and its Sponsors and assemble information critical to the investment decision. If and when appropriate, the Investment Adviser will also contact industry experts and customers, vendors or, in some cases, competitors of the potential portfolio company.

Approval Process. The deal Sponsor will then present the investment memorandum to our Investment Adviser’s investment committee for consideration. The unanimous approval of our Investment Adviser’s investment committee will be required before we proceed with any investment. The investment committee will generally meet weekly and more frequently on an as-needed basis.

Documentation and Investment Administration

Our Investment Adviser’s documentation and investment administration group, to be composed of its Chief Legal Officer, Chief Financial Officer and Senior Credit Officer, will administer the front-end documentation process for our loans as well as the back-end (post funding) investment administration. This group will be responsible for documenting the term sheet approved by the investment committee to memorialize the transaction with a portfolio company. This group will assist the deal Sponsor with the negotiation of the loan documentation and, subject to the approval of its Chief Legal Officer, Chief Financial Officer and Senior Credit Officer, final documents will be prepared for execution by all parties. After a loan is funded in accordance with the investment committee’s approval, the loan will be recorded in our Investment Adviser’s investment administration records. The documentation and investment administration group will also be responsible for ensuring timely interest and principal payment and collateral management.

Tracking and Compliance

Our Investment Adviser’s loan and compliance administration group, to be headed by its Senior Credit Officer and Chief Financial Officer, will assist the deal Sponsor in tracking covenant compliance on our investments and will oversee periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. In conjunction with the deal Sponsor, the loan and compliance administration group will advise the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid them in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the loan and compliance administration group will advise our Valuation Committee, which we expect to consist of the same individuals as on our Investment Adviser’s investment committee, regarding the credit and investment grades for each portfolio company as well as changes in the value of collateral that may occur.

Monitoring of portfolio investments is intended to be accomplished through several disciplined practices:

•	Receipt and review of monthly portfolio company financial statements;
•	Quarterly review of each portfolio company;
•	Observation rights, in certain cases, at portfolio companies’ board of directors meetings; and
•	Regular interaction (usually at least monthly) with the Sponsor that controls the portfolio company.

The loan and compliance administration group will monitor our portfolio companies in order to determine whether they are meeting our financing criteria and their respective business plans. The group will monitor the financial trends of each portfolio company in their monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our Investment Adviser will closely monitor the status and performance of each individual company through periodic contact with our portfolio companies’ management teams and their respective Sponsors.

If a portfolio company is underperforming, it will be placed on the weekly deal review log. At this point, the intensity of discussions with the respective Sponsor’s firm often increases significantly, with the goal of having the Sponsor agree to take clear corrective action. The status of the portfolio company’s performance is then placed on the weekly meeting agenda until the situation improves or other actions are taken. We believe that the quality of our Investment Adviser’s relationships with Sponsor firms should provide for a depth of access to portfolio companies and their management that might not be available otherwise.

Credit and Investment Grading System

Our Investment Adviser’s loan and compliance administration group will use an investment grading system to characterize and monitor our expected level of returns on our loans and the related warrants or equity positions for each investment in our portfolio. That system will be substantially similar to the system used by Hercules Technology. Our Investment Adviser’s loan and compliance administration group will monitor and, when appropriate, recommend changes to investment grading. Our Investment Adviser’s investment committee will review any recommendations and/or changes to the investment grading, which will be submitted on a quarterly basis to our Valuation Committee for approval. Our Investment Adviser will use the following investment grading system, subject to any amendments that may be made to it by us from time to time:

Grade	Description
(1)	Loans that involve the least amount of risk in our portfolio. The borrower is performing above expectations and the trends and risk profile are generally favorable.

(2)	The borrower is performing as expected and the risk profile is neutral to favorable. All new loans will initially be graded 2.

(3)	The borrower may be performing below expectations and the loan’s risk has increased materially since origination. Increased procedures will be utilized to monitor a borrower that may have limited amounts of cash remaining on the balance sheet or if the estimated fair value of the enterprise may be lower than when the loan was originated.

(4)	The borrower is performing materially below expectations and the loan risk has substantially increased since origination. Loans graded 4 may experience some partial loss or full repayment of principal but are expected to realize some loss of interest which is not anticipated to be repaid in full, which, to the extent not already reflected, may require the fair value of the loan to be reduced to the amount we anticipate will be recovered. Grade 4 investments will be closely monitored.

(5)	The borrower is in workout, materially performing below expectations and significant risk of principal loss is probable. Loans graded 5 will experience some partial principal loss or full loss of remaining principal outstanding is expected. Grade 5 loans will require the fair value of the loans be reduced to the amount, if any, that we anticipate will be recovered.

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board of directors and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Such managerial assistance will be provided to portfolio companies that request this assistance. We may receive fees for these services and will reimburse our Investment Adviser for its allocated costs in providing such assistance, subject to the review and approval by our Board, including its independent directors.

Competition

Our primary competitors provide financing to prospective portfolio companies and include non-bank financial institutions, federally or state chartered banks, venture debt funds, financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have and the 1940 Act imposes certain regulatory restrictions on our operations as a business development company to which many of our competitors are not subject. However, we believe that there is decreased appetite among traditional lenders for financing Cleantech companies and we also believe that few of our competitors possess the expertise to properly structure and price debt investments to Cleantech companies. As a result, we believe that our specialization in financing Cleantech companies will enable us to determine a range of potential values of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to our Business and Structure.”

Legal Proceedings

Neither we nor our Investment Adviser are currently subject to any material legal proceedings.

Properties

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 and our telephone number is (650) 289-3060. We also have offices in Boston, MA and Boulder, CO. We maintain a website on the Internet at www.xxxx.com. Information contained in our website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.

Staffing

We do not currently have any employees and we do not intend to have any employees in the future. Our day-to-day investment operations will be managed by our Investment Adviser. Our Investment Adviser is supported by              investment professionals and expects to draw upon its various resources, including its financial and operational professionals, in connection with our investment activities. Our Investment Adviser may need to hire additional investment professionals, based upon its needs, subsequent to completion of this offering. We intend to enter into the Administration Agreement with Hercules Technology pursuant to which Hercules Technology will serve as our Administrator and will among other things, lease office space to us and provide us with equipment, office services and the services of certain personnel, including the management team of Hercules Technology, and provide our Investment Adviser with access to Hercules Technology’s database of industry contacts and other information. Hercules Technology may need to hire additional personnel, based upon its needs, subsequent to completion of this offering. Under the Administration Agreement, we will reimburse Hercules Technology for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, including the compensation of our Chief Financial Officer, Chief Compliance Officer, Chief Legal Officer and their respective staffs. For a more detailed discussion of the Administration Agreement, see “Administration Agreement.”

MANAGEMENT

Our business and affairs will be managed under the direction of our Board. Our Board will elect our officers who will serve at the discretion of the Board. Our Board currently is intended to consist of four members, one of whom is an “interested person” of Hercules Cleantech as defined in Section 2(a)(19) of the 1940 Act and three of whom are not interested persons and to whom we refer to as our independent directors.

Directors and Executive Officers

Our executive officers, directors and key employees and the principals of our Investment Adviser, along with their respective positions are set forth below. The address for each executive officer, director and key employee is c/o Hercules Clean Technology Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Name	Age	Positions
Interested Director:
Manuel A. Henriquez(1)	47	Chairman of the Board, President and Chief Executive Officer
Independent Directors:

Executive Officers:
H. Scott Harvey	57	Secretary, Chief Legal Officer and Chief Compliance Officer
Jessica Baron	36	Chief Financial Officer

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the 1940 Act, of the Company due to his position as an executive officer of the Company.

Board of Directors

The number of directors is currently fixed at                          directors.

Our Board will be divided into three classes. One class holds office for a term expiring at the annual meeting of stockholders to be held in 2012, a second class holds office for a term expiring at the annual meeting of stockholders to be held in 2013 and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2014. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Messrs.                    and                     terms expire in 2012 and                     ’s term expires in 2013 and                     ’s term expires in 2014. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Set forth below is information, as of                     , 2011, regarding our current directors, including each director’s (i) name and age; (ii) a brief description of their recent business experience, including present occupations and employment during at least the past five years; (iii) directorships, if any, that each director holds and has held during the past five years; and (iv) the year in which each person became a director of the Company. As the information that follows indicates, each director brings strong and unique experience, qualifications, attributes and skills to the Board. This provides the Board, collectively, with competence, experience and perspective in a variety of areas, including: (i) corporate governance and Board service; (ii) executive management, finance and accounting; (iii) venture capital financing with a technology-related focus; (iv) business acumen; and (v) an ability to exercise sound judgment.

Moreover, the Nominating and Corporate Governance Committee believes that it is important to seek nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

Interested Director

Manuel A. Henriquez is our Chairman, Chief Executive Officer and President. Mr. Henriquez is also a co-founder of Hercules Technology and has been its Chairman and Chief Executive Officer since December 2003 and President since April 2005. Prior to co-founding Hercules Technology, Mr. Henriquez was a Partner at VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund, from August 2000 through July 2003. Prior to VantagePoint Venture Partners, Mr. Henriquez was the President and Chief Investment Officer of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company, from November 1999 to March 2000. Prior to that, from March 1997 to November 1999, Mr. Henriquez was a Managing Director of Comdisco Ventures. Mr. Henriquez was a senior member of the investment team at Comdisco Ventures that originated over $2.0 billion of equipment lease, debt and equity transactions from 1997 to 2000. Mr. Henriquez serves on the board of directors of one of Hercules Technology’s portfolio companies, E-Band Communications Corporation, a supplier of ultra high capacity wireless solutions. Also, Mr. Henriquez serves on the board of directors of Charles Armstrong School, an independent elementary and middle school that serves students with language-based learning differences. Mr. Henriquez received a B.S. in Business Administration from Northeastern University.

Through his broad experience as an officer and director of several privately-held and publicly-traded companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Henriquez brings to the Company a unique business expertise and knowledge of financing technology-related companies, including Cleantech companies, as well as extensive financial and risk assessment abilities. Mr. Henriquez possesses a vast array of knowledge in venture capital financing which we expect to assist us in the markets in which we compete. Mr. Henriquez’s years of experience as the Chairman and Chief Executive Officer of Hercules Technology demonstrates leadership skills that we believe will be valuable in his role as our Chairman, Chief Executive Officer and President.

Independent Directors

Each of the following directors is “independent” under Nasdaq Global Market rules and is not an “interested director” as defined in Section 2(a)(19) of the 1940 Act.

[To be provided by amendment]

Non-Director Executive Officers

Scott Harvey is our Secretary, Chief Legal Officer and Chief Compliance Officer. Mr. Harvey is also the Secretary, Chief Legal Officer and Chief Compliance Officer of our Investment Adviser and Hercules Technology. Mr. Harvey has over 25 years of legal and business experience with leveraged finance and financing public and private technology-related companies. Mr. Harvey is a co-founder of Hercules Technology and has been its Secretary and Chief Legal Officer since December 2003. Mr. Harvey has been Chief Compliance Officer at Hercules Technology since February 2005. Since July 2002, and prior to co-founding the Hercules Technology, Mr. Harvey was in a diversified private law practice. Previously, Mr. Harvey was Deputy General Counsel of Comdisco, Inc., a leading technology and financial services company, from January 1997 to July 2002. From 1991 to 1997, Mr. Harvey served as Vice President of Marketing, Administration & Alliances with Comdisco, Inc. and was Corporate Counsel from 1983 to 1991. Mr. Harvey received a B.S. in Agricultural Economics from the University of Missouri, a J.D. and LLM in taxation from The John Marshall Law School and an M.B.A. from Illinois Institute of Technology.

Jessica Baron is our Chief Financial Officer. Ms. Baron is also a Chief Financial Officer at our Investment Adviser and Interim Chief Financial Officer and Vice President of Finance of Hercules Technology since 2006. During her tenure at Hercules Technology, Ms. Baron has been involved in financial reporting, financial process and systems design and implementation. Prior to joining Hercules Technology, she was served in strategic finance roles at Cisco Systems, Inc. from 2004 to 2006 and at Levi Strauss and Company from 2002 to 2004. Ms. Baron also served as a finance and accounting manager at Dominion Ventures and Dominion Capital Management from 2000 to 2002. She also was at PricewaterhouseCoopers LLP in supervisory roles in both its consulting and business assurance divisions from 1997 to 2000. Ms. Baron earned a Bachelor of Arts degree in Human Biology and a Master of Arts degree in Sociology from Stanford University and a Master of Business Administration degree with an emphasis in Finance from the University of California, Berkeley, Haas School of Business. She is a Certified Public Accountant in the State of California.

Board Leadership Structure

Chairman and Chief Executive Officer. The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides us with an efficient and effective leadership model. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making and alignment on corporate strategy. Since our inception, Mr. Henriquez has served as both Chairman of the Board and Chief Executive Officer.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and Chief Executive Officer. Specifically:

•	Three of the four current directors of the Company are independent directors and are not considered “interested persons” of Hercules Cleantech under the 1940 Act;
•

all of the members of the Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee are independent directors and are not considered “interested persons” of Hercules Cleantech under the 1940 Act;

•	the Board and its committees intend to regularly conduct scheduled meetings in executive session, out of the presence of Mr. Henriquez and other members of management;
•	the Board and its committees intend to regularly conduct meetings which specifically include Mr. Henriquez;
•

the Board and its committees intend to remain in close contact with, and receive reports on various aspects of our management and enterprise risk directly from, our senior management and independent auditors; and

•	the Board and its committees intend to interact with our employees outside the ranks of senior management.

Lead Independent Director. The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence and enhance its ability to fulfill its management oversight responsibilities. currently serves as the Lead Independent Director. The Lead Independent Director will:

•	preside over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;
•	have the authority to call meetings of the independent directors;
•	frequently consult with the Chairman and Chief Executive Officer about strategic policies;
•	provide the Chairman and Chief Executive Officer with input regarding Board meetings;
•	serve as a liaison between the Chairman and Chief Executive Officer and the independent directors; and
•	otherwise assume such responsibilities as may be assigned to him by the independent directors.

We believe that having a combined Chairman and Chief Executive Officer, coupled with a substantial majority of independent, experienced directors, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, will provide the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Board Oversight of Risk

While risk management is primarily the responsibility of our Investment Adviser and executive officers, the Board is responsible for the overall supervision of our risk management activities. The Board’s oversight of the material risks faced by us is intended to occur at both the full Board level and at the committee level.

The Board’s Audit Committee has oversight responsibility not only for financial reporting with respect to our major financial exposures and the steps management has taken to monitor and control such exposures, but also for the effectiveness of our enterprise risk management process that monitors and manages our key business risks. In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility.

It is intended that, at each regular meeting of the Board, our executive officers will provide regular updates throughout the year to the Board regarding the management of the risks they oversee. Also, we expect that the Board will receive presentations throughout the year from various personnel that include discussion of significant risks as necessary. Additionally, through dedicated sessions focusing entirely on corporate strategy, the full Board intends to review our short and long-term strategies, including consideration of significant risks we face and their potential impact.

Director Independence

The Nasdaq Market’s listing standards and Section 2(a)(19) of the 1940 Act require that a majority of our Board and every member of the Audit, Compensation and Nominating and Corporate Governance Committees are “independent.” Under the Nasdaq Market’s listing standards and our Corporate Governance Guidelines, no director will be considered to be independent unless and until our Board affirmatively determines that such director has no direct or indirect material relationship with Hercules Cleantech or our management or Investment Adviser. Our Board intends to review the independence of its members annually.

In determining that Messrs.             and             are independent, the Board, through the Nominating and Corporate Governance Committee, will consider the financial services, commercial, family and other relationships between each director and his or her immediate family members or affiliated entities, on the one hand, and Hercules Cleantech, Hercules Technology, the Investment Adviser and their respective subsidiaries, on the other hand.

Committees of the Board

The Board will establish an Audit Committee, a Valuation Committee and a Nominating and Corporate Governance Committee. A brief description of each committee is set forth below and the charters of the Audit, Nominating and Corporate Governance Committees will be available on the Investor Relations section of our website at                     .

Audit Committee

The Audit Committee will be comprised of Messrs.             and             , each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act.             will serve as Chairman of the Audit Committee and is an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee will be responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

The Audit Committee will provide assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

evaluating the appointment, compensation and retention of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Hercules Cleantech and its subsidiaries, including resolution of disagreements between management and the independent auditor regarding financial reporting;

•	pre-approving any independent auditor’s engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent auditors).
•

receiving formal written statements, at least annually, from the independent auditor regarding the auditor’s independence, including a delineation of all relationships between the auditor and Hercules Cleantech;

•

at least annually, obtaining and reviewing a report from the independent auditor detailing: (i) the firm’s internal quality-control procedures; (ii) any material issues raised by the independent auditor’s internal quality control review, peer review; or (iii) any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm;

•

obtaining from the independent auditors annually a formal written statement of the fees billed in the last fiscal year for each of the designated categories of services rendered by the independent auditors:

•

monitoring the rotation of the lead (or coordinating) audit partner (or other employees of the independent auditor if required by SEC rules and regulations) having primary responsibility for the audit and the concurring (or reviewing) audit partner;

•	considering the effect on Hercules Cleantech of:
•	any changes in accounting principles or practices proposed by management or the independent auditors;
•	any changes in service providers, such as the accountants, that could impact the our internal control over financial reporting; and
•	any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that required special accounting activities, services or resources
•

evaluating the efficiency and appropriateness of the services provided by the independent auditors, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information;

•

interacting with the independent auditors, including reviewing and, where necessary, resolving any problems or difficulties the independent auditors may have encountered in connection with the annual audit or otherwise, any management letters provided to the Committee and Hercules Cleantech’s responses;

•	reviewing with the independent auditors the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of Hercules Cleantech;
•	reviewing with the independent auditor the overall scope and plans for audits;
•	meeting with our independent auditors at least four times during each fiscal year, including private meetings and review written materials prepared by the independent auditors, as appropriate;
•

reviewing and discussing with management and independent auditor our system of internal controls (including any significant deficiencies in the design or operation of those controls which could adversely affect our ability to record, process, summarize and report financial data), its financial and critical accounting practices and policies relating to risk assessment and management;

•

receiving and reviewing reports of the independent auditor discussing: (i) all critical accounting policies and practices to be used in the firm’s audit of our financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles, or GAAP, that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

•

discussing with management and the independent auditor any changes in our critical accounting policies and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives;

•	reviewing and discussing with management and our independent auditors our annual and quarterly financial statements;
•	reviewing our earnings press releases, as well as the nature of financial information provided to analysts and rating agencies;
•	reviewing material pending legal proceedings to which we are a party and other contingent liabilities;
•

periodically, meeting separately with management (or other personnel responsible for the internal audit function) and with independent auditors to discuss results of examinations of our internal controls and procedures;

•	discussing with the independent auditors the matters required to be communicated to the Audit Committee in accordance with Statement on Auditing Standards No. 61;
•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submissions by employees, consultants or contractors of concerns regarding questionable accounting or accounting matters; and

•	reviewing with the independent auditor any significant audit problems or difficulties and management’s response.

Valuation Committee

The Valuation Committee will be comprised of Messrs.                     and                     , each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act.                     will serve as Chairman of the Valuation Committee. The Valuation Committee will be responsible for reviewing and recommending to the full Board the fair value of debt and equity securities in accordance with established valuation procedures. The Valuation Committee may utilize the services of an independent valuation firm in determining the fair value of these securities.

The Valuation Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

determining the fair value of our portfolio debt and equity securities and other assets in accordance with the 1940 Act and the valuation policies and procedures adopted by the Board, as amended from time to time, in order to recommend the portfolio valuation to the full Board for approval; and

•

retaining, terminating and determining the compensation for an independent valuation firm and any legal, accounting or other expert or experts to assist in: (i) reviewing our valuation processes applicable to non-publicly-traded companies; (ii) reviewing fair market value calculations as requested from time to time with respect to select companies; and (iii) carrying out the Valuation Committee’s duties and responsibilities.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee will be comprised of Messrs.                     and                     , each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act.                      will serve as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will nominate to the Board for consideration candidates for election as directors to the Board.

The Nominating and Corporate Governance Committee will provide assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

identifying individuals qualified to become Board members, consistent with criteria approved by the Board, receiving nominations for such qualified individuals, selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, taking into account each candidate’s ability, judgment and experience and the overall diversity and composition of the Board;

•	recommending to the Board candidates for election to the Board and evaluate the Board in accordance with criteria set forth below or determined as provided below;
•

monitoring Board composition and recommend candidates as necessary to ensure that the number of independent directors serving on the Board satisfies the Nasdaq Global Select Market and SEC requirements;

•

developing and periodically evaluating initial orientation guidelines and continuing education guidelines for each member of the Board and each member of each committee thereof regarding his or her responsibilities as a director generally and as a member of any applicable committee of the Board;

•	establishing a policy under which our stockholders may recommend a candidate to the Nominating and Corporate Governance Committee for consideration for nomination as a director;
•	recommending to the Board qualified individuals to serve as committee members on the various Board committees;
•

articulating to each director what is expected of their tenure on the Board, including directors’ basic duties and responsibilities with respect to attendance at Board meetings and advance review of meeting materials;

•

developing and periodically evaluating orientation guidelines and continuing education guidelines for each member of the Board and each member of each committee thereof regarding his or her responsibilities as a director generally and as a member of any applicable committee of the Board;

•

reviewing our practices and policies with respect to directors, including the size of the Board, the ratio of employee directors to non-employee directors, the meeting frequency of the Board and the structure of Board meetings and make recommendations to the Board with respect thereto;

•	overseeing the maintenance and presentation to the Board of management’s plans for succession to senior management positions in the Company;
•	monitoring and making recommendations to the Board regarding our policies and practices as they relate to corporate governance;
•	in concert with the Board, reviewing our policies with respect to significant issues of corporate public responsibility, including contributions;
•	considering and reporting to the Board any questions of possible conflicts of interest of Board members; and
•	reviewing stockholder proposals regarding corporate governance and making recommendations to the Board.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to us for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; class, series and number of shares of our stock beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of Hercules Cleantech, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required.

In evaluating director nominees, the Nominating and Corporate Governance Committee will consider the following factors:

•	the appropriate size and the diversity of the Board;
•	whether or not the nominee is an “interested person” of Hercules Cleantech as defined in Section 2(a)(19) of the 1940 Act;
•	our needs with respect to the particular talents and experience of our directors;
•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
•	experience with accounting rules and practices;
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
•	all applicable laws, rules, regulations and listing standards.

The Nominating and Corporate Governance Committee will identify nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the Nominating and Corporate Governance Committee recommends to expand the size of the Board, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and the Board provide suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Consultants may also be engaged to assist in identifying qualified individuals.

Compensation of Directors

As compensation for serving on our Board, each of our independent directors receives an annual fee of $             and the chairperson of each committee receives an additional $             annual fee. Each independent director also receives $             for each Board or committee meeting they attend, whether in person or telephonically. We intend to grant each independent director an additional retainer of $        , to be distributed as shares of common stock in lieu of cash at their election. Employee directors and non-independent directors do not receive compensation for serving on the Board. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board meetings.

Directors do not receive any perquisites or other personal benefits from Hercules Cleantech.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. The compensation of our chief financial officer, chief compliance officer and chief legal officer will be paid by Hercules Technology, in its capacity as our Administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that Hercules Technology, in its capacity as our Administrator, outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to Hercules Technology.

PORTFOLIO MANAGEMENT

The Investment Adviser

Our investment activities will be managed by Olympus Advisers and its investment professionals. Olympus Advisers is a newly formed investment adviser that is registered under the Advisers Act. Olympus Advisers is led and controlled by Manuel A. Henriquez, our Chairman and Chief Executive Officer, along with certain members of the management team of Hercules Technology, including Todd Jaquez-Fissori, Brad Pritchard, Tim McDonough, Samir Bhaumik, Parag Shah and Scott Bluestein. These principals will be primarily responsible for the day-to-day management of our portfolio. See “—Investment Professionals.”

Olympus Advisers is an affiliate of Hercules Technology, a publicly-traded business development company (NASDAQ: HTGC) and one of the nation’s leading providers of structured financing to technology-related companies backed by select venture capital and private equity firms. Since its founding in 2004 and until June 30, 2011, Hercules Technology has made over $2.4 billion in commitments to more than 170 portfolio companies, with realized losses net of warrant and equity gains of approximately $47.8 million. As of June 30, 2011, Hercules Technology employed 52 professionals, of which 22 are dedicated to deal origination with experience in origination, credit underwriting, credit monitoring, finance and operations. Hercules Technology’s offices are located in Boston, MA, Boulder, CO and Palo Alto, CA.

Olympus Advisers has an investment committee comprised of                      members, including Messrs. Henriquez and                     . The investment committee is responsible for approving our investments. We expect to benefit from the extensive and varied relevant experience of the Hercules Technology executives serving on the investment committee. Many of the Hercules Technology senior executives who are also members of the investment committee have worked together in a similar capacity since                     . Although the Hercules Technology executives who serve on the investment committee bring the benefit of expertise they have gained at Hercules Technology and elsewhere, Hercules Technology does not provide us with investment advice. Nevertheless, we benefit from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of Hercules Technology.

We expect to benefit from Olympus Adviser’s relationship with Hercules Technology’s investment team. Our Investment Adviser will have access to the contacts and industry knowledge of the Hercules Technology investment team to enhance its transaction sourcing capabilities and will also be able to consult with the Hercules Technology investment team on specific industry issues, trends and other matters to complement our investment process. We believe that Hercules Technology’s practice of originating investments directly from Sponsors, borrowers and financial intermediaries provides it with a broad range of investment opportunities from which to choose. We believe that this direct origination model affords Hercules Technology substantial benefits, including in some cases, direct access to management teams, enhanced due diligence opportunities, significant participation in structuring decisions and an ability to negotiate directly the pricing and other terms of financing transactions.

In addition to deal flow, we expect that the Hercules Technology’s investment platform will assist our Investment Adviser in analyzing, structuring and monitoring investments. The senior investment professionals of Hercules Technology have worked together for many years and have substantial experience in investing in senior secured loans, high yield bonds, subordinated debt and private equity. Because of the relationship between Hercules Cleantech and Hercules Technology, we will be exposed to risks related to certain conflicts of interest between us and Hercules Technology. In order to address these risks, Hercules Cleantech and Hercules Technology will adopt a Conflicts of Interest Policy. See “Certain Relationships and Related Transactions” and “Risk Factors—Risks Related to our Business and Structure.”

The investment focus of Hercules Technology tends to be different from our investment objective. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of our Investment Adviser’s investment professionals in connection with Hercules Technology and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and Investment Adviser intend to treat us in a fair and equitable manner over time consistent with their applicable duties under law so that we will not be disadvantaged in relation to Hercules Technology. Both we and Hercules Technology will adopt a policy with respect to the allocation of investment opportunities in view of these potential conflicts of interest. In allocating investment opportunities between us and Hercules Technology, our Investment Adviser will abide by an allocation policy. See “Certain Relationships and Transactions.”

Olympus Adviser’s investment committee, which is led by Messrs. Henriquez and                     , must approve each new investment that we make.

Investment Professionals

For more information about the business experience of Messrs. Henriquez and Harvey and Ms. Baron, see “Management—Board of Directors,” “Management—Non-Director Executive Officers.” Biographical information for our Investment Adviser’s other principals as of June 30, 2011 is set forth below:

Todd Jaquez-Fissori is an investment professional of our Investment Adviser. Mr. Jaquez-Fissori also serves as a managing director of Hercules Technology where he is responsible for its cleantech investment strategy in its Cleantech Group. Before joining Hercules Technology in 2009, he served as a director at TriplePoint Capital and was the general partner in charge of cleantech investing at Siemens Venture Capital. He was formerly a principal at Boulder Ventures and an analyst at Mayfield. Mr. Jaquez-Fissori received a B.A. from Penn State University and an M.B.A. from the University of Pennsylvania Wharton School of Business.

Brad Pritchard is an investment professional of our Investment Adviser. Mr. Pritchard also serves as a managing director of Hercules Technology in its Cleantech Group. Mr. Pritchard previously led the clean technology investment banking efforts at Wells Fargo Securities, where he worked from 2005 to 2011. Mr. Pritchard has also worked at other financial firms, including SG Cowen, Banc of America Securities and GE Capital. Mr. Pritchard received a B.A. from the University of California, Berkeley and an M.B.A. from the Wharton School of the University of Pennsylvania.

Tim McDonough is an investment professional of our Investment Adviser. Mr. McDonough also serves as a Principal in the Technology Group of Hercules Technology. Mr. McDonough joined Hercules Technology in 2010 after spending seven years at Gold Hill Capital, where he began as an analyst and advanced to managing director. While at Gold Hill Capital, Mr. McDonough’s responsibilities included investment origination, portfolio management and project execution and direct oversight of a technology portfolio. Mr. McDonough previously worked at Mohr, Davidow Ventures, where he assisted the Finance and Accounting team from 2002 to 2003. Mr. McDonough received a B.S. from Santa Clara University.

Samir Bhaumik is an investment professional of our Investment Adviser. Mr. Bhaumik also serves as Technology Group Head of Hercules Technology. Mr. Bhaumik previously served as Vice President—Western Region of the New York Stock Exchange from January 2003 to October 2004. Prior to working for the New York Stock Exchange, Mr. Bhaumik was Senior Vice President of Comerica Bank, previously Imperial Bank, from April 1993 to January 2003. Mr. Bhaumik received a B.A. from San Jose State University and an M.B.A. from Santa Clara University.

Parag Shah is an investment professional of our Investment Adviser. Mr. Shah also serves as Life Science Group Head of Hercules Technology. Prior to joining Hercules Technology, Mr. Shah served as Managing Director for Biogenesys Capital from April 2004 to November 2004. From April 2000 to April 2004, Mr. Shah was employed by Imperial Bank, where he served as a Senior Vice President in Imperial Bank’s Life Sciences Group, beginning in October 2000, which was acquired by Comerica Bank in early 2001. Prior to working at Comerica Bank, Mr. Shah was an Assistant Vice President at Bank Boston from January 1997 to March 2000. Bank Boston was acquired by Fleet Bank in 1999. Mr. Shah completed his M.A. in Technology, Management and Policy as well as his B.A. in Molecular Biology at the Massachusetts Institute of Technology (MIT). During his tenure at MIT, Mr. Shah conducted research at the Whitehead Institute for Biomedical Research and was chosen to serve on the Whitehead Institute’s Board of Associates in 2003.

Scott Bluestein is an investment professional of our Investment Adviser. Mr. Bluestein also serves as Chief Credit Officer at Hercules Technology. Mr. Bluestein previously served as founder and partner of Century Tree Capital Management from February 2009 until June 2010. Prior to that, he was managing director at Laurus-Valens Capital Management, a New York based investment firm specializing in providing financing to small and micro cap growth oriented businesses through a combination of secured debt and equity securities, including new investments, portfolio management, and restructurings from June 2003 until February 2010. Previously, Mr. Bluestein worked at UBS Investment Bank, where he was a member of their Financial Institutions Coverage Group focused on the Financial Technology space. Mr. Bluestein received his B.A. from Emory University.

The investment professionals of Olympus Advisers will be supported by Olympus Advisers’ team of employees, including six dedicated investment professionals, who have extensive experience in commercial banking, investment banking, accounting, corporate law and private equity investing.

In addition to managing our investments, as of                     , 2011, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets(1)
Hercules Technology Growth Capital, Inc.	Business development company	Primarily providing debt and equity growth capital to technology-related companies at various stages of development	$

(1)	Gross assets are calculated as of , 2011 and are rounded to the nearest million.

Ownership of Common Stock by Investment Professionals of Our Investment Adviser

The following table sets forth the dollar range of our common stock beneficially owned by each of the investment professionals of the Investment Adviser as of                     , 2011.

Investment Professionals	Aggregate Dollar Range of Common Stock Owned by Portfolio Manager(1)
Manuel A. Henriquez
Todd Jaquez-Fissori
Brad Pritchard
Tim McDonough
Samir Bhaumik
Parag Shah
Scott Bluestein

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

The Investment Committee

Our Investment Adviser’s investment activities are overseen by its investment committee. The members of the investment committee are:

Committee Member	Affiliation	Title at Affiliated Entity
Manuel A. Henriquez

Compensation

None of the members of Olympus Advisers’ investment team will receive any direct compensation from us in connection with the management of our portfolio. The compensation paid by Olympus Advisers to its investment personnel will include: (i) annual base salary, (ii) annual cash bonus, (iii) portfolio-based performance award and/or (iv) individual performance bonus.

INVESTMENT ADVISORY AGREEMENT

Management Services

Olympus Advisers and Hercules Cleantech have entered into an investment advisory agreement whereby Olympus Advisers will provide investment management services to Hercules Cleantech prior to consummation of this offering. Under that investment advisory agreement, Olympus Advisers will be reimbursed for expenses and will not receive a management or incentive fee under this agreement. Prior to the closing of this offering, Olympus Advisers will register with the SEC as an investment adviser and Hercules Cleantech and Olympus Advisers will enter into the Investment Advisory Agreement in accordance with the 1940 Act whereby Olympus Advisers will serve as our Investment Adviser subsequent to consummation of this offering. Subject to the overall supervision of our Board, the Investment Adviser will manage the day-to-day operations of, and provide investment management services to, Hercules Cleantech. Under the terms of the Investment Advisory Agreement, Olympus Advisers will:

•	Determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	Identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	Close and monitor the investments we make.

Olympus Advisers’ services under the Investment Advisory Agreement are not exclusive and it may furnish similar services to other entities so long as its services to us are not impaired.

Investment Advisory Fee

Pursuant to the Investment Advisory Agreement in effect subsequent to completion of this offering, we will pay Olympus Advisers a fee for investment management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.0% of our gross assets; provided, however, that during the one-year period immediately following completion of this offering, the fee payable on temporary investments, such as cash and cash equivalents, will be only 1.0%. For services rendered under the Investment Advisory Agreement after that time, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base investment advisory fees for any partial month or quarter will be appropriately prorated.

The incentive fee will have two parts: One part will be calculated and payable quarterly in arrears based on our net investment income, prior to payment of any incentive fee, or Pre-Incentive Fee Net Investment Income, for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding any incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a hurdle rate, or Hurdle, of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.0% (or 1.0% with respect to certain assets during the one-year period immediately following this offer) base management fee. We will pay Olympus Advisers an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our Investment Adviser with 20.00% of our Pre-Incentive Fee Net Investment Income as if a Hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our Investment Adviser (once the Hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Investment Income thereafter is allocated to our Investment Adviser).

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to first component of incentive fee

The second part of the incentive fee will be determined and allocated annually in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 20     and will equal 20.0% of our cumulative aggregate realized capital gains, if any, computed net of all cumulative aggregate realized capital losses and aggregate unrealized capital depreciation at the end of each fiscal year. In determining the capital gains-based incentive fee that shall be allocated to Olympus Advisers, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. At the end of the applicable year, the amount of capital gains that will serve as the basis for our calculation of the capital gains-based incentive fee will equal the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year will be equal to 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fee allocated in respect of our portfolio in all prior years.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee:

Assumptions

•	Hurdle Rate(1) = 1.75%
•	Management Fee(2) = 0.50%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.40%

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.375%
•	Pre-Incentive Fee Net Investment Income (investment income—(management fee + other expenses)) = 0.475%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.025%
•	Pre-Incentive Fee Net Investment Income (investment income—(management fee + other expenses)) = 2.125%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income—2.1875%)))

= (100.0% x (Pre-Incentive Fee Net Investment Income—1.75%)) +0%

= (100.0% x (2.125%—1.75%))

= 100% x 0.375%

= 0.375%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.625%
•	Pre-Incentive Fee Net Investment Income (investment income—(management fee + other expenses)) = 2.725%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income—2.1875%)))

= (100% × (2.1875%—1.75%)) + (20% × (2.725%—2.1875%))

= 0.4375% + (20% × 0.5375%)

= 0.4375% + 0.1075%

= 0.545%

(1)	Represents 7.0% annualized hurdle rate.
(2)	Represents 2.0% annualized management fee.
(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”) and $30 million investment made in Company B (“Investment B”)
•	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million
•	Year 3: FMV of Investment B determined to be $25 million
•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None
•	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)
•	Year 3: None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)
•	Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•	Year 4: FMV of Investment B determined to be $24 million
•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

•	Year 1: None
•

Year 2: Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•

Year 3: Capital gains incentive fee of $1.40 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

•	Year 4: None
•

Year 5: None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of Our Expenses

All investment professionals of Olympus Advisers and its staff, when and to the extent engaged in providing investment advisory and management services and the compensation and routine overhead expenses of personnel allocable to these services, will be provided and paid for by Olympus Advisers and not by us. We will bear all other costs and expenses of our operations and transactions, including (without limitation) those relating to: organization and offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); fees and expenses incurred by our Investment Adviser and payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory fees; administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and the Administrator based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our officers, including a chief compliance officer, chief legal officer, chief financial officer and their respective staffs); transfer agent, dividend agent and custodial fees and expenses; federal and state registration fees; all costs of registration and listing our shares on any securities exchange; federal, state and local taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents required by the SEC or other regulators; costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; proxy voting expenses and all other expenses incurred by us or the Administrator in connection with administering our business.

Duration and Termination

The Investment Advisory Agreement was approved by our Board, including a majority of our directors who are not interested persons of Hercules Cleantech, on                     , 2011. Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our Board, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors—Risks relating to our Business and Structure.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Olympus Advisers and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Hercules Cleantech for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Olympus Advisers’ services under each respective agreement or otherwise as an investment adviser of Hercules Cleantech.

Organization of the Investment Adviser

The Investment Adviser is organized as a Delaware limited liability company. The Investment Adviser will be an investment adviser registered as an investment adviser with the SEC under the Advisers Act. Its principal executive offices are located at                     . Manuel A. Henriquez and certain members of the management team of Hercules Technology will act as the managing members and will control and manage the business and internal affairs, of the Investment Adviser.

Board Approval of the Investment Advisory Agreement

Our Board determined at a meeting held on                     , 2011, to approve the Investment Advisory Agreement. In its consideration of the Investment Advisory Agreement, the Board focused on information it had received relating to, among other things:

•	The nature, quality and extent of the advisory and other services to be provided to us by the Investment Adviser;
•	Comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;
•	Our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•	Any existing and potential sources of indirect income to the Investment Adviser from their relationships with us and the profitability of those relationships;
•	Information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;
•	The organizational capability and financial condition of the Investment Adviser and its affiliates;
•

The Investment Adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the Investment Adviser; and

•	The possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and further discussions, the Board, including a majority of the non-interested directors, concluded that the investment advisory fee rates were reasonable in relation to the services to be provided.

ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement, Hercules Technology will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services and the services of certain personnel, including the management team of Hercules Technology, at such facilities and will provide our Investment Adviser with access to Hercules Technology’s database of industry contacts and other information. Under the Administration Agreement, Hercules Technology also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Hercules Technology will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement will be equal to an amount based upon our allocable portion of Hercules Technology’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our chief compliance officer, chief legal officer, chief financial officer and their respective staffs. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our Administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the Administrator.

The Administration Agreement will provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Hercules Technology and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Hercules Cleantech for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Hercules Technology’s services under the Administration Agreement or otherwise as Administrator for Hercules Cleantech.

LICENSE AGREEMENT

We have entered into a license agreement with Hercules Technology pursuant to which Hercules Technology has agreed to grant us a non-exclusive, royalty-free license to use the name “Hercules.” Under this agreement, we will have a right to use the Hercules name, for so long as Olympus Advisers or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Hercules” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with Olympus Advisers is in effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We will enter into the Investment Advisory Agreement with Olympus Advisers and the Administration Agreement with Hercules Technology. Mr. Henriquez and certain members of management of Hercules Technology will act as the managing members and will control and manage the business and internal affairs of Olympus Advisers. Each of our executive officers, including Manuel A. Henriquez, our Chief Executive Officer and President and the Chairman of our Board, H. Scott Harvey, our Chief Compliance Officer, and Jessica Baron, our Chief Financial Officer, serves in similar capacities for both Hercules Cleantech and Hercules Technology. Our Investment Adviser’s investment professionals include the members of Hercules Technology’s senior management. Members of our Board may also serve as directors of Hercules Technology. Our senior management may also serve as principals of other investment managers affiliated with Olympus Advisers that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of our Investment Adviser serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Olympus Advisers. However, our Investment Adviser and management members of Hercules Technology intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors—Risks Relating to our Business and Structure.”

Hercules Technology generally has broad authority to make investments. Hercules Technology may also establish or sponsor other investment vehicles from time to time that may have potentially overlapping or related investment objectives with those of Hercules Cleantech. Accordingly, Hercules Technology or such other vehicles may potentially invest in, either principally or secondarily, asset classes similar to those that we are targeting. However, the investment focus of Hercules Technology will generally be different from ours. Nevertheless, it is possible that new investment opportunities that satisfy our investment criteria may come to the attention of Olympus Advisers’ investment professionals in connection with their work at Hercules Technology and, if so, such opportunities might not be offered, or otherwise made available, to us. In order to address these risks, both we and Hercules Technology will adopt guidelines governing the allocation of investment opportunities in view of these potential conflicts of interest. Our executive officers, directors and Investment Adviser intend to treat us in a fair and equitable manner over time consistent with their applicable duties under law.

Both we and Hercules Technology will adopt a Conflicts of Interest Policy which contains guidelines with respect to the allocation of investment opportunities in view of these potential conflicts of interest. In allocating investment opportunities between us and Hercules Technology, our Investment Adviser will abide by such Conflicts of Interest Policy. Under the Conflicts of Interest Policy, certain investment opportunities that would otherwise be attractive for us may be unavailable from time to time.

In general, our Conflicts of Interest Policy will provide that we and Hercules Technology will be allocated investments that would not be appropriate for the other. Such factors may include each company’s respective regulatory or tax structures, then current investment portfolios or availability of capital. Given that we are generally not permitted to make any co-investments with our Investment Adviser or its affiliates without an exemptive order from the SEC, prior to the issuance of our requested exemptive relief from the SEC, our Conflicts of Interest Policy will dictate that investments that would otherwise be appropriate for both Hercules Technology and us will generally be allocated on an alternating basis, to the extent appropriate in the circumstances, to either Hercules Technology or us, with the ultimate goal of allocating to each of us and Hercules Technology the same aggregate proportional amount of Cleantech investment opportunities. We are currently prohibited from co-investing in the same investment opportunity with Hercules Technology unless the investment transaction involves the negotiation of no material terms other than price. Should we receive exemptive relief from the SEC as we have requested it to permit co-investments under a broader range of circumstances, our Conflicts of Interest Policy will provide in this case that Hercules Technology will be given the option to co-invest with us up to 33% of our investment value, but not to exceed $15 million per investment. There can be no assurance that the SEC would grant such relief or, if such relief is granted, what the timing of such relief would be or what conditions would be placed on such relief.

In the course of our investing activities, we will pay management and incentive fees to Olympus Advisers and will reimburse Olympus Advisers for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of Olympus Advisers has interests that differ from those of our stockholders, giving rise to a conflict.

We will enter into a license agreement with Hercules Technology, pursuant to which Hercules Technology will grant us a non-exclusive, royalty-free license to use the name “Hercules.” In addition, pursuant to the terms of the Administration Agreement, Hercules Technology is required to arrange the office facilities and administrative services necessary to conduct our day-to-day operations.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we will implement certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. The Board reviews these procedures on an annual basis.

We will also adopt a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of Hercules Cleantech and Olympus Advisers. Our Code of Ethics requires that all such employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Hercules. Pursuant to our Code of Ethics, each such employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with monitoring and making recommendations to the Board regarding policies and practices relating to our Code of Ethics, including approving any waivers thereof.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding
		Immediately prior to this offering		Immediately after this offering(1)
Name and address	Type of ownership	Shares owned	Percentage	Shares owned	Percentage
Olympus Advisers, LLC	Record and beneficial	100	100.0%	100	*
All officers and directors as a group ( persons)	Record and beneficial	100	100.0%		*

*	Represents less than 1%.
(1)	Assumes issuance of shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ overallotment option.

The following table sets forth as of                     , 2011, the dollar range of our securities owned by our directors, executive officers and principals of our Investment Adviser engaged in portfolio management.

Name	Dollar Range of Equity Securities in the Company(1)
Independent Directors:

Interested Director/Portfolio Management Employee:
Manuel A. Henriquez
Executive Officers:
H. Scott Harvey
Jessica Baron
Portfolio Management Employees:
Todd Jaquez-Fissori
Brad Pritchard
Tim McDonough
Samir Bhaumik
Parag Shah
Scott Bluestein

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

The following discussion is a general summary of the material prohibitions and descriptions governing business development companies generally. It does not purport to be a complete description of all of the laws and regulations affecting business development companies.

A business development company primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A business development company provides stockholders with the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits of investing in emerging-growth, expansion-stage or established-stage companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Under normal market conditions, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) will be invested in Cleantech companies as provided under the 1940 Act. Notice of any change in this policy will be delivered to our stockholders according to the rules promulgated under the 1940 Act.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)	Is organized under the laws of, and has its principal place of business in, the United States;
(b)	Is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)	Does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; or is controlled by the business development company or a group of companies including a business development company and has an affiliate of a business development company on its board of directors; or is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million meets such other criteria as may be established by the SEC.
(2)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(3)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(4)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(5)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.
(6)	securities of any eligible portfolio company we control.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Significant Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above, a business development company must either control the issuer of the securities or must offer to make available significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, to which we refer, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We typically expect to invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage ratio, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage ratio of at least 200% after deducting the amount of such dividend, distribution, or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business and Structure.”

Capital Structure

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock, if our Board determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount).

Code of Ethics

We and our Investment Adviser will each adopt and maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our code of ethics will be posted on our website at www.xxxx.com and will be filed with the SEC as an exhibit to this registration statement. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Olympus Advisers. The Proxy Voting Policies and Procedures of Olympus Advisers is set forth below. The guidelines will be reviewed periodically by Olympus Advisers and our non-interested directors and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we”, “our” and “us” refers to the Investment Adviser.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring the investments of our clients. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, about how we voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, 400 Hamilton Avenue, Suite 310, Palo Alto, CA 94301.

Exemptive Relief

We have applied to receive exemptive relief from the SEC in order to co-invest with Hercules Technology in the future. There can be no assurance that the SEC would grant such relief or, if such relief is granted, what the timing of such relief would be or what conditions would be placed on such relief.

Other

We will be periodically examined by the SEC for compliance with the 1934 Act and the 1940 Act.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board who are not interested persons and, in some cases, prior approval by the SEC.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Mr. Harvey, our Chief Legal Officer, as our Chief Compliance Officer who is responsible for administering these policies and procedures.

We may apply to license a Small Business Investment Company, or SBIC, subject to the approval of the Small Business Administration, or the SBA. If such approval is granted, we would be subject to regulation under the Small Business Investment Company Act of 1958 and current SBA policy applicable to SBICs.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we have no preferred stock outstanding.

Our investments will be carried at fair value in accordance with the 1940 Act and Accounting Standards Codification, or ASC, Topic 820 Fair Value Measures and Disclosures (formerly known as SFAS No. 157, Fair Value Measurements). Value, as defined in Section 2(a) (41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board in accordance with established valuation procedures and the recommendation of the Valuation Committee of the Board. Since there typically will be no readily available market value for the investments in our portfolio, we expect to value substantially all of our investments at fair value, as determined in good faith by the Board pursuant to our valuation policy and a consistent valuation process. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments, as determined in good faith by our Board, may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

Our Board may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio companies on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board. Our Board is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board has approved a multi-step valuation process each quarter, as described below:

(1)	our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;
(2)	preliminary valuation conclusions will then be documented and discussed with the investment committee of our Investment Adviser;
(3)	the Valuation Committee of the Board will then review the preliminary valuation of our Investment Adviser’s investment committee and that of the independent valuation firm and respond to the valuation recommendation of the independent valuation firm to reflect any comments, if any; and
(4)	our Board will then discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the Valuation Committee.

We will be subject to ASC 820, which establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but doesn’t expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We will categorize all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

•

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

•

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

We intend to follow the guidance set forth in ASC 820, which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. We expect our debt securities to be primarily invested in sponsored clean technology companies. Given the nature of lending to these types of businesses, we expect our investments in these portfolio companies to be considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

In connection with the valuation of our portfolio, we expect to apply a procedure that assumes a sale of an investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, we will evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis. We intend to use pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. We will consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment. The anticipated future cash flows from each investment will then be discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Under this valuation methodology, our process will include the examination of criteria similar to those used in its original investment decision, including, among other things, the underlying investment performance, the portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We will be required to record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan is doubtful or if, under the in-exchange premise, when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, we will be required to record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or if, under the in-exchange premise, the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, we may receive warrants or other equity-related securities from the borrower. The cost basis of the warrants or other equity-related securities received will be determined based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments will be accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We expect to own few, if any, equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly-traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

We will estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately-held warrant and equity-related securities will be valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event will be utilized to corroborate our valuation of the warrant and equity-related securities. We intend to periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

DIVIDEND REINVESTMENT PLAN

We will adopt a dividend reinvestment plan, to which we refer as the DRP, through which all cash dividends or other cash distributions will be paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a cash dividend or other cash distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying             , the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to net asset value, although we have the option under the DRP to purchase shares in the market to fulfill DRP requirements. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date for such dividend distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no charge to our stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by internet or by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Any shares issued in connection with a stock split or stock dividend will be added to a Participant’s account with the plan administrator. The plan administrator may curtail or suspend transaction processing until the completion of such stock split or payment of such stock dividend.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend distribution from us will be equal to the total dollar amount of the dividend distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at             , Attn:             ,             or by phone at             .

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material United States federal income tax considerations relating to the acquisition, ownership, disposition and conversion of our common stock and our qualification and taxation as a RIC, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, persons subject to the alternative minimum tax, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax.

This summary is limited to beneficial owners of our common stock that hold our common stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding the federal income tax matters discussed herein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Investors treated as a partnership for U.S. federal income tax purposes (or investors that are partners in such a partnership), are encouraged to consult with their own tax advisors with respect to the tax consequences relating to the purchase, ownership and disposition of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a regulated investment company, or RIC, for U.S. federal income tax purposes. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain distribution, source of income and asset diversification requirements as described below.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and
•	distribute at least 90% of our net ordinary income and realized net short-term gains in excess of realized net long-term capital losses, if any (the “Annual Distribution Requirement”);

we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute to stockholders with respect to that year. As described above, we made the election to recognize built-in gains as of the effective date of our election to be treated as a RIC and therefore will not be subject to built-in gains tax when we sell those assets. However, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets are acquired. We will be subject to United States federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

In order to qualify as a RIC for federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as business development company under the 1940 Act;
•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly-traded partnership” (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:
•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly-traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Pursuant to a recent revenue procedure issued by the IRS, the IRS has indicated that it will treat distributions from certain publicly-traded RICs (including business development companies) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for income tax purposes. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each shareholder have a right to elect to receive its entire distribution in cash. If the number of shareholders electing to receive cash would cause cash distributions in excess of 10%, then each shareholder electing to receive cash would receive a proportionate share of the cash to be distributed (although no shareholder electing to receive cash may receive less than 10% of such shareholder’s distribution in cash). This revenue procedure applies to distributions made with respect to taxable years ending prior to January 1, 2012. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. In situations where this revenue procedure is not applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of the revenue procedure) if certain requirements are satisfied. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. We currently do not intend to make distributions in the form of our common stock.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or back-end fee interest, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation as a Business Development Company—Senior Securities; Coverage Ratio.” We may be restricted from making distributions under the terms of our debt obligations themselves unless certain conditions are satisfied. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to the RIC’s stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset capital gains indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), We could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•

a corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust if (1) a court in the United States has primary supervision over its administration and one or more U.S. persons has the authority to control all substantial decisions of such trust or (2) if such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	an estate, the income of which is subject to United States federal income taxation regardless of its source.

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2012, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain for investment some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we would pay tax on the retained amount, each U.S. stockholder would be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder would be entitled to claim a tax credit equal to his, her or its allocable share of the tax paid thereon by us. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate stockholders on long-term capital gains, the amount of tax that non-corporate stockholders would be treated as having paid and for which they would receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a stockholder would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the stockholder’s gross income and the tax deemed paid by the stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

For taxable years beginning on or before December 31, 2012, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

In some taxable years, we may be subject to the alternative minimum tax, or AMT. If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service, or IRS, notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is timely provided to the IRS.

Dividend Reinvestment Plan. We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (including an entity treated as a partnership) for U.S. federal income tax purposes.

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences for the Non-U.S. stockholder. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

For taxable years beginning prior to January 1, 2012, except as provided below, we generally are not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly report such distributions. In respect of distributions described in clause (i) above, we are required to withhold amounts with respect to distributions to a Non-U.S. stockholder:

•	that had not provided a satisfactory statement that the beneficial owner is not a U.S. person;
•	to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;
•	that is within certain foreign countries that have inadequate information exchange with the United States; or
•

to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a “controlled foreign corporation” for United States federal income tax purposes.

This special exemption from withholding tax on certain distributions expired on January 1, 2012. No assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2012, or whether any of our distributions will be reported as eligible for this special exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), or in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their units, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2012) would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Our authorized capital stock consists of 25,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. There is currently no market for our common stock and we can offer no assurances that a market for our shares will develop in the future. We have applied to have our common stock quoted on The Nasdaq Global Select Market under the ticker symbol “HCTC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans.

Under our charter, our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and to cause the issuance of such shares without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules Cleantech each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we currently have no plans to issue any preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our Board and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our Board and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2012, 2013 and 2014, respectively. Directors of each class will be elected to serve for three-year terms or until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board. Accordingly, at such time, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board.

Our charter and bylaws provide that the Board will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act, or the Control Share Act, provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	One-tenth or more but less than one-third;
•	One-third or more but less than a majority; or
•	A majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock.

Business Combinations

Under the Maryland Business Combination Act, or the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	Any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or
•

An affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•

Two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the 1940 Act.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,         shares of our common stock will be outstanding, assuming no exercise of the underwriters’ over-allotment option. Of these         shares, shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

In general, under Rule 144 as currently in effect, if six months has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or
•	The average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risk Factors—Risks Related to Our Common Stock.”

UNDERWRITING

Hercules Cleantech and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered. Subject to certain terms and conditions contained in the underwriting agreement, each underwriter has severally agreed to purchase, and we have agreed to sell to them, the number of shares of our common stock set forth opposite their name in the table below. [Stifel, Nicolaus & Company, Incorporated] is the representative of the underwriters.

Underwriters	Number of Shares
Stifel, Nicolaus & Company, Incorporated
Robert W. Baird & Co. Incorporated
RBC Capital Markets, LLC
Macquarie Capital (USA) Inc.

Total

The underwriters are offering the shares of common stock subject to their acceptance of the shares from us and subject to prior sale. The underwriting agreement provides that the obligation of the underwriters to purchase and accept delivery of the shares of common stock offered by this prospectus are subject to approval by underwriters’ counsel of legal matters and to certain other conditions set forth in the underwriting agreement. The underwriters are obligated to purchase and accept delivery of all of the shares of common stock offered by this prospectus, if any are purchased, other than those covered by the over-allotment option to purchase additional shares described below.

We have granted the underwriters an option, exercisable within 30 days after the date of this prospectus, to purchase from us up to an aggregate of             additional shares of our common stock at the same price per share as they are paying for the shares shown in the table above. If the underwriters exercise their option to purchase any of the additional             shares, each underwriter, subject to certain conditions, will become obligated to purchase a number of additional shares proportionate to that underwriter’s initial purchase commitment as indicated in the table above. If purchased, these additional shares will be sold by the underwriters on the same terms as those on which the shares of common stock offered by this prospectus are being sold.

The underwriters propose to offer the common stock directly to the public at the public offering price indicated on the cover page of this prospectus and to various dealers at that price less a concession not to exceed $             per share. After this offering, if all the shares of common stock are not sold at the public offering price, the representative may change the offering price and other selling terms. No reduction will change the amount of proceeds to be received by us as indicated on the cover page of this prospectus. The shares of common stock are offered by the underwriters as stated in this prospectus, subject to receipt and acceptance by them and subject to their right to reject any order in whole or in part.

The following table shows the public offering price, the underwriting compensation to be paid to the underwriters and the proceeds before expenses to us. These amounts assume both no exercise and full exercise of the underwriters’ option to purchase additional shares. We estimate that the total expenses payable by us in connection with this offering, other than the sales load (underwriting discounts and commissions) referred to below, will be approximately $            .

Total
	Per Share	No Exercise of Over-Allotment Option	Full Exercise of Over-Allotment Option
Public offering price	$
Sales load (underwriting discount and commissions)	$
Proceeds, before expenses, to us	$

We have agreed to indemnify the underwriters against various liabilities, including certain liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

At our request, the underwriters have reserved up to             shares of our common stock offered by this prospectus for sale to our directors, officers and employees and to persons having business relationships with us at the public offering price set forth on the cover page of this prospectus. These persons must commit to purchase from an underwriter or selected dealer at the same time as the general public. The number of shares available for sale to the general public will be reduced to the extent these persons purchase the reserved shares. Any reserved shares purchased by our directors or executive officers will be subject to the lock-up agreements described below. We are not making loans to any of our directors, employees or other persons to purchase such shares.

Subject to specified exceptions, some of which are described in more detail below, each of our directors and executive officers, our Investment Adviser and the members of our Investment Adviser’s investment committee has agreed for a period of 180 days after the date of this prospectus not to: (i) offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of or take any other action, whether through derivative contracts, options or otherwise, to reduce their financial risk of holding any of our securities, or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or otherwise acquire, any securities held by such person, over which such person has or exercises sole or shared voting power or dispositive power, without the prior written consent of Stifel, Nicolaus & Company, Incorporated or (ii) exercise or seek to exercise or effectuate in any manner any rights of any nature that the person has or may have hereafter to require us to register under the Securities Act, the sale, transfer or other disposition of any of the securities held by such person, or to otherwise participate as a selling security holder in any manner in any registration by us under the Securities Act. Each person has further agreed that he will not, and will use his best efforts not to, permit the offer, sale, transfer or other disposition of any other of our securities, or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or otherwise acquire, any of our securities, that may be deemed to be beneficially owned by such person. The foregoing restrictions shall not apply to:

•	The sale of shares to the underwriters;
•	Bona fide gifts, provided that the donee agrees to be bound by the foregoing restrictions;
•

Transfers to any trust for the benefit of such person or such person’s immediate family, as long as any such transfer does not involve a disposition for value and provided that the trustee of the trust agrees to be bound by the foregoing restrictions; and

•

The sale of shares in connection with the cashless exercise of options outstanding on the date of this prospectus and the sale or forfeiture of shares to pay any withholding taxes in connection with such exercise.

In addition we have agreed that for 180 days after the date of this prospectus, we will not directly or indirectly without the prior written consent of Stifel, Nicolaus & Company, Incorporated , (i) offer for sale, sell, pledge or otherwise dispose of any shares of common stock or securities convertible into or exchangeable for common stock (other than the common stock issued pursuant to stock option plans existing on the date hereof, or pursuant to currently outstanding options, warrants or rights, or pursuant to a dividend reinvestment and stock purchase plan as currently in effect on the date hereof, or sell or grant options, rights or warrants with respect to any shares of common stock or securities convertible into or exchangeable for common stock (other than the grant of option, stock appreciation rights or restricted shares pursuant to equity-based incentive plans or employee stock purchase plans existing on the date hereof), (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of common stock, (iii) file or cause to be filed a registration statement with respect to the registration of any shares of common stock or securities convertible, exercisable or exchangeable into our common stock or any other securities or (iv) publicly disclose the intention to do any of the foregoing.

The 180-day lock-up periods described in the preceding paragraphs will automatically be extended if (i) during the last 17 days of the 180 day lock-up period, we issue an earnings release or material news or a material event relating to us occurs or (ii) prior to the expiration of the lock-up period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of the lock-up period, then the lock-up periods shall automatically be extended and the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Stifel, Nicolaus & Company, Incorporated waives, in writing, such extension. The release of any securities subject to these lock-up agreements will be considered on a case-by-case basis.

Prior to this offering, there has been no public market for our shares of common stock. This initial public offering price will be negotiated between us and the underwriters. Among the factors to be considered in determining the public offering price of the shares of our common stock, in addition to prevailing market conditions, will be estimates of our business potential and earnings prospects, an assessment of our management and the consideration of the above factors in relation to market valuation of companies in related businesses.

In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Shorts sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the other underwriters a portion of the underwriting discount received by it because the representative has repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of our stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the Nasdaq Global Select Market, in the over-the-counter market or otherwise.

The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates may in the future perform various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses.

We have applied to have our common stock listed on the Nasdaq Global Select Market for trading under the symbol “HCTC.”

The principal business address of Stifel, Nicolaus & Company, Incorporated is 501 North Broadway, St. Louis, Missouri 63102; the principal business address of RBC Capital Markets, LLC is Three World Financial Center, 200 Vesey Street, 8th Floor, New York, New York 10281; the principal business address of Robert W. Baird & Co. Incorporated is 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202; and the principal business address of Macquarie Capital (USA) Inc. is 125 W. 55th Street, New York, New York 10019.

European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive, to which we refer each as a Relevant Member State, each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, to which we refer as the Relevant Implementation Date, it has not made and will not make an offer of shares to the public in that Relevant Member State other than:

(a)	to any legal entity which is a qualified investor as defined in the Prospectus Directive;
(b)

to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the

Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the representative for any such offer; or
(c)	in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of the shares shall require us or any underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive .

For the purposes of this provision, the expression an “offer of shares to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in the Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

United Kingdom

Each Underwriter has represented and agreed that:

(a) It has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000, as amended, or the FSMA) received by it in connection with the issue or sale of the shares in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and

(b) It has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement with             . The address of the custodian is             . The transfer agent and registrar for our common stock,             , will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is             .

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board, the Investment Adviser will be primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Hercules Cleantech, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally will seek reasonably competitive trade execution costs, Hercules Cleantech will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and Hercules Cleantech and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

EXPERTS

                     is the independent registered public accounting firm for the Company. Their principal business address is                     .

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We will file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. Upon completion of this offering, you may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

Hercules Clean Technology Capital, Inc.

Page
Report of Independent Registered Public Accounting Firm	*
Balance Sheet as of [ ], 2011	*
Notes to Financial Statements	*

*	FINANCIAL STATEMENTS TO BE PROVIDED BY AMENDMENT

F-1

HERCULES CLEAN TECHNOLOGY CAPITAL, INC.

BALANCE SHEET

As of [ ], 2011
Assets:
Cash	$

Total Assets	$

Commitments and Contingencies (Note )

Net Assets:
Common stock, par value $0.001 per share; shares authorized; shares issued and outstanding
Paid-in capital in excess of par value

Total Net Assets	$

Net Asset Value Per Share	$

F-2

                     Shares

Hercules Clean Technology Capital, Inc.

Common Stock

PROSPECTUS

                    , 2011

Stifel Nicolaus Weisel	Baird	RBC Capital Markets	Macquarie Capital

Through and including                     , 2011 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

The following financial statements of Hercules Clean Technology Capital, Inc. (the “Company” or the “Registrant”) are included in this registration statement in “Part A—Information Required in a Prospectus”:

INDEX TO FINANCIAL STATEMENTS

Hercules Clean Technology Capital, Inc.

Page
Report of Independent Registered Public Accounting Firm
Balance Sheet as of [ ], 2011*
Notes to Financial Statements

*	To be filed by Amendment

2. Exhibits

Exhibit Number	Description

a.1	Articles of Incorporation (previously filed as part of Registration Statement, as filed on June 14, 2011 (File No. 333-174895) to the Registration Statement on Form N-2 of the Company.

b.1**	Bylaws.

d**	Specimen certificate of the Company’s common stock, par value $.001 per share.

e**	Form of Dividend Reinvestment Plan.

g.1**	Form of Investment Advisory Agreement between Registrant and Olympus Advisers, LLC.

h**	Form of Underwriting Agreement among the Registrant, Olympus Advisers, LLC and [ ].

j**	Form of Custody Agreement between the Registrant and [ ].

k.1**	Form of Administration Agreement between Registrant and Hercules Technology Growth Capital, Inc.

k.2**	Form of License Agreement between Registrant and Hercules Technology Growth Capital, Inc.

k.3**	Form of Registrar Transfer Agency and Service Agreement between the Registrant and [ ]. (2)

l**	Opinion of Sutherland Asbill & Brennan LLP.

n.1**	Consent of the Cleantech Group.

n.2**	Consent of Sutherland Asbill & Brennan LLP (included in Exhibit l).

r**	Code of Ethics.

*	filed herewith
**	To be filed by Amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” of the prospectus is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding placement fees):

Amount
SEC registration fee	$130.61
FINRA filing fee	$613.00
Nasdaq listing fee	*
Accounting fees and expenses	*
Legal fees and expenses	*
Printing expenses	*
Miscellaneous	*

Total	$743.61

*	To be filed by Amendment

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated.

Item 28. Persons Controlled by or Under Common Control

Immediately prior to this offering, Olympus Advisers, LLC, a Delaware limited liability company, will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, Olympus Advisers, LLC’s share ownership is expected to represent less than 1% of the common stock outstanding.

Item 29. Number of Holder of Securities

The following table sets forth the approximate number of shareholders of the Company’s common stock as of September 16, 2011:

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	1

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, under certain circumstances and provided certain conditions have been met, to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, under certain circumstances and provided certain conditions have been met, to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and, under certain circumstances and provided certain conditions have been met, advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Additionally, the Registrant will not indemnify any person with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in the best interests of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Company carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis of up to $            , subject to a $            retention and the other terms thereof.

The Company has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act of 1933, as amended.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the Investment Adviser, and each managing director, director or executive officer of the Investment Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management,” “Portfolio Management” and “Investment Advisory Agreement.” Additional information regarding the Investment Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-            ), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

(1)	The Registrant, Hercules Clean Technology Capital, Inc., 400 Hamilton Avenue #310, Palo Alto, CA 94301;
(2)	The Transfer Agent, ;
(3)	The Custodian, ;
(4)	The Investment Adviser, Olympus Advisers, LLC, 400 Hamilton Avenue #310, Palo Alto, CA 94301; and
(5)	The Administrator, Hercules Technology Growth Capital, Inc., 400 Hamilton Avenue #310, Palo Alto, CA 94301

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if: (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from the net asset value as of the effective date of this registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. The Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, and State of California, on the 16th day of September, 2011.

Hercules Clean Technology Capital, Inc.

/s/ Manuel A. Henriquez
By: Manuel A. Henriquez Its: Chairman of the Board, President and Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints Manuel A. Henriquez and H. Scott Harvey and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign this Amendment No. 1 to the Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Manuel A. Henriquez Manuel A. Henriquez	Chairman of the Board, President and Chief Executive Officer (principal executive officer)	September 16, 2011
/s/ Jessica T. Baron Jessica T. Baron	Chief Financial Officer (principal financial and accounting officer)	September 16, 2011